As filed with the Securities and Exchange Commission on April 30, 1998
                                             Registration No. 33-76660
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            -----------------------

                                    FORM S-6
                       Post-Effective Amendment No. 5 to
                          Registration Statement Under
                           THE SECURITIES ACT OF 1933

                             ----------------------

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U
                             (Exact name of trust)

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                              (Name of depositor)

                               JOHN HANCOCK PLACE
                          BOSTON, MASSACHUSETTS 02117
         (Complete address of depositor's principal executive offices)

                              --------------------

                            RONALD J. BOCAGE, ESQ.
                   JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY
                       JOHN HANCOCK PLACE, BOSTON, 02117
                (Name and complete address of agent for service)

                              --------------------

                                    Copy to:
                              GARY O. COHEN, ESQ.
                        Freedman, Levy, Kroll & Simonds
                         1050 Connecticut Avenue, N.W.
                            Washington, D.C.  20036

                              --------------------

It is proposed that this filing become effective(check appropriate box)

 / /immediately upon filing pursuant to paragraph (b) of Rule 485
 --

 /X/on May 1, 1998 pursuant to paragraph (b) of Rule 485
 --
 / /60 days after filing pursuant to paragraph (a)(1) of Rule 485
 --
 / /on (date) pursuant to paragraph (a)(1) of Rule 485
 --

If appropriate check the following box

  / /this post-effective amendment designates a new effective date for a
   -
previously filed amendment

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities being offered and filed its Notice for fiscal year 1997 pursuant to Rule 24f-2 on February 26, 1998.

                             CROSS-REFERENCE TABLE

Form N-8B-2 Item                 Caption in Prospectus
----------------                 ---------------------

1, 2                             Cover, The Account and The Series
                                 Fund or Funds, JHVLICO and John
                                 Hancock

3                                Inapplicable

4                                Cover, Distribution of Policies

5,6                              The Account and The Series Fund or
                                 Funds, State Regulation

7, 8, 9                          Inapplicable

10(a),(b),(c),(d),(e)            Policy Provisions and Benefits

10(f)                            Voting Privileges

10(g),(h)                        Changes that JHVLICO
                                 Can Make

10(i)                            Appendix--Other Policy
                                 Provisions, The Account and The
                                 Series Fund or Funds

11, 12                           Summary, The Account and The Series
                                 Fund or Funds, Distribution of
                                 Policies

13                               Charges and expenses,Appendix-
                                 Illustration of Death Benefits,
                                 Account Values, Surrender Values and
                                 Accumulated Premiums

14, 15                           Summary, Distribution of
                                 Policies, Premiums

16                               The Account and The Series Fund or
                                 Funds


17                               Summary, Policy Provisions
                                 and Benefits

18                               The Account and The Series Fund or
                                 Funds, Tax Considerations

19                               Reports

20                               Changes that JHVLICO
                                 Can Make

21, 22                           Policy Provisions and Benefits

23                               Distribution of Policies

24                               Not Applicable

25                               JHVLICO and John Hancock

26                               Not Applicable

27,28,29,30                      JHVLICO and John Hancock, Board
                                 of Directors and Executive
                                 Officers of JHVLICO

31,32,33,34                      Not Applicable

35                               JHVLICO and John Hancock

37                               Not Applicable

38,39,40,41(a)                   Distribution of Policies,
                                 JHVLICO and John Hancock,
                                 Charges and Expenses

42, 43                           Not Applicable

44                               The Account and The Series Fund or
                                 Funds,Policy Provisions,
                                 Appendix--Illustration of Death
                                 Benefits, Account Values,
                                 Surrender Values and
                                 Accumulated Premiums

45                               Not Applicable

46                               The Account and The Series Fund or
                                 Funds, Policy Provisions,
                                 Appendix--Illustration of Death
                                 Benefits, Account Values,
                                 Surrender Values and
                                 Accumulated Premiums

47                               Not Applicable

48,49,50                         Not Applicable

51                               Policy Provisions and Benefits,
                                 Appendix--Other Policy
                                 Provisions

52                               The Account and The Series Fund or
                                 Funds, Changes that JHVLICO Can Make

53,54,55                         Not Applicable

56,57,58,59                      Not Applicable

[LOGO OF JOHN HANCOCK APPEARS HERE]


                                        John Hancock Variable Life
                                            Insurance Company
                                                                  (JHVLICO)

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                               John Hancock Place
                          Boston, Massachusetts 02117

                         JOHN HANCOCK SERVICING OFFICE:
                                  P.O. Box 111
                          Boston, Massachusetts 02117

                   TELEPHONE 1-800-REAL LIFE (1-800-732-5543)
                                FAX 617-572-5410


                           PROSPECTUS MAY 1, 1998

  The flexible premium variable life policy ("Policy") described in this Prospectus can be funded, at the discretion of the Owner, by up to ten of the variable subaccounts of John Hancock Variable Life Account U (the "Account"), by a fixed subaccount (the "Fixed Account"), or by any combination of the Fixed Account and up to nine of the variable subaccounts (collectively, the "Subaccounts"). The assets of each variable Subaccount will be invested in a corresponding investment portfolio ("Portfolio") of John Hancock Variable Series Trust I, a "series type" mutual fund advised by John Hancock Mutual Life Insurance Company ("John Hancock") or of M Fund, Inc., a "series type" mutual fund advised by M Financial Investment Advisers, Inc. (collectively, the "Funds"). The assets of the Fixed Account will be invested in the general account of John Hancock Variable Life Insurance Company ("JHVLICO").

  The prospectuses for the Funds, which are attached to this Prospectus, describe the investment objectives, policies and risks of investing in the Portfolios of the Funds: Managed, Growth & Income, Equity Index, Large Cap Value, Large Cap Growth, Mid Cap Value, Mid Cap Growth, Diversified Mid Cap Growth (formerly, Special Opportunities), Real Estate Equity, Small/Mid Cap CORE, Small Cap Value, Small Cap Growth, Global Equity, International Balanced, International Equity Index (formerly, International Equities), International Opportunities, Emerging Markets Equity, Short-Term Bond (formerly, Short-Term U.S. Government), Bond Index, Sovereign Bond, Strategic Bond, High Yield Bond, Money Market, Edinburgh Overseas Equity, Turner Core Growth, Frontier Capital Appreciation, and Enhanced U.S. Equity. (The Small/Mid Cap CORE, Global Equity, Emerging Markets Equity, Bond Index, High Yield Bond, and Enhanced U.S. Equity Portfolios are not currently available to Owners but are expected to be made available later in 1998.) Other variable Subaccounts and Portfolios may be added in the future.

  Replacing existing insurance with a Policy described in this Prospectus may not be to your advantage.

  THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE. IT IS NOT
          VALID UNLESS ATTACHED TO A CURRENT PROSPECTUS FOR THE FUND.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


                                                                         Page
SUMMARY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       1
JHVLICO and JOHN HANCOCK . . . . . . . . . . . . . . . . . . . . . . .       7
THE ACCOUNT AND THE SERIES FUNDS . . . . . . . . . . . . . . . . . . .       7
THE FIXED ACCOUNT  . . . . . . . . . . . . . . . . . . . . . . . . . .      10
POLICY PROVISIONS AND BENEFITS . . . . . . . . . . . . . . . . . . . .      11
  Requirements for Issuance of Policy  . . . . . . . . . . . . . . . .      11
  Premiums . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      11
  Account Value and Surrender Value  . . . . . . . . . . . . . . . . .      13
  Death Benefits . . . . . . . . . . . . . . . . . . . . . . . . . . .      15
  Transfers Among Subaccounts  . . . . . . . . . . . . . . . . . . . .      16
  Loan Provisions and Indebtedness . . . . . . . . . . . . . . . . . .      17
  Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      18
  Exchange Privilege . . . . . . . . . . . . . . . . . . . . . . . . .      19
CHARGES AND EXPENSES . . . . . . . . . . . . . . . . . . . . . . . . .      19
  Charges Deducted from Premiums . . . . . . . . . . . . . . . . . . .      19
  Sales Charges  . . . . . . . . . . . . . . . . . . . . . . . . . . .      19
  Administrative Surrender Charge  . . . . . . . . . . . . . . . . . .      22
  Reduced Charges for Eligible Groups  . . . . . . . . . . . . . . . .      22
  Charges Deducted from Account Value or Assets  . . . . . . . . . . .      22
  Guarantee of Premiums and Certain Charges  . . . . . . . . . . . . .      24
DISTRIBUTION OF POLICIES . . . . . . . . . . . . . . . . . . . . . . .      24
TAX CONSIDERATIONS . . . . . . . . . . . . . . . . . . . . . . . . . .      25
  Policy Proceeds  . . . . . . . . . . . . . . . . . . . . . . . . . .      25
  Charge for JHVLICO's Taxes . . . . . . . . . . . . . . . . . . . . .      26
  Corporate and H.R. 10 Plans  . . . . . . . . . . . . . . . . . . . .      26
BOARD OF DIRECTORS AND EXECUTIVE OFFICERS OF JHVLICO . . . . . . . . .      27
REPORTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      27
VOTING PRIVILEGES  . . . . . . . . . . . . . . . . . . . . . . . . . .      28
CHANGES THAT JHVLICO CAN MAKE  . . . . . . . . . . . . . . . . . . . .      28
STATE REGULATION . . . . . . . . . . . . . . . . . . . . . . . . . . .      29
LEGAL MATTERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . .      29
REGISTRATION STATEMENT . . . . . . . . . . . . . . . . . . . . . . . .      29
EXPERTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      29
FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . .      29
APPENDIX--OTHER POLICY PROVISIONS  . . . . . . . . . . . . . . . . . .      60
APPENDIX--IMPACT OF YEAR 2000. . . . . . . . . . . . . . . . . . . . .      62
APPENDIX--ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER
 VALUES AND ACCUMULATED PREMIUMS . . . . . . . . . . . . . . . . . . .      63


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

                       INDEX OF DEFINED WORDS AND PHRASES

  Below are listed certain words and phrases used in this Prospectus, together with identification of the page on which each is defined or explained:


                                                                        Page
Account. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        7
Account Value. . . . . . . . . . . . . . . . . . . . . . . . . . . .        1
Age. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       61
Base Policy Target Premium . . . . . . . . . . . . . . . . . . . . .       19
DAC Tax. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       19
Death Benefit. . . . . . . . . . . . . . . . . . . . . . . . . . . .       14
Fixed Account. . . . . . . . . . . . . . . . . . . . . . . . . . . .       10
Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Front Cover
Guaranteed Death Benefit . . . . . . . . . . . . . . . . . . . . . .       12
Guaranteed Death Benefit Grace Period. . . . . . . . . . . . . . . .       12
Guaranteed Death Benefit Premium . . . . . . . . . . . . . . . . . .       12
Servicing Office  . . . . . . . . . . . . . . . . . . . . . . . .
 Front Cover
Indebtedness . . . . . . . . . . . . . . . . . . . . . . . . . . . .       17
Investment Rule. . . . . . . . . . . . . . . . . . . . . . . . . . .       13
Loan Assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . .       18
Minimum First Premium. . . . . . . . . . . . . . . . . . . . . . . .       11
Modal Processing Date. . . . . . . . . . . . . . . . . . . . . . . .       12
Planned Premium. . . . . . . . . . . . . . . . . . . . . . . . . . .       12
Policy Grace Period. . . . . . . . . . . . . . . . . . . . . . . . .       12
Portfolio . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Front Cover
Subaccount  . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Front Cover
Sum Insured. . . . . . . . . . . . . . . . . . . . . . . . . . . . .        4
Surrender Value. . . . . . . . . . . . . . . . . . . . . . . . . . .       13
Target Premium . . . . . . . . . . . . . . . . . . . . . . . . . . .        2
Valuation Date . . . . . . . . . . . . . . . . . . . . . . . . . . .       10
Valuation Period . . . . . . . . . . . . . . . . . . . . . . . . . .       10
Variable Subaccounts . . . . . . . . . . . . . . . . . . . . . . . .       10
7-Pay Premium Limit. . . . . . . . . . . . . . . . . . . . . . . . .       13

                                    SUMMARY

WHAT IS THE VARIABLE LIFE POLICY BEING OFFERED?

  JHVLICO issues variable life insurance policies. The Policies described in this Prospectus are flexible premium policies. JHVLICO issues other variable life insurance policies. These other policies are offered by means of other Prospectuses.

  As explained below, the death benefit and Surrender Value under the Policy may increase or decrease daily. The Policies differ from ordinary fixed-benefit life insurance in the way they work. However, the Policies are like fixed-benefit life insurance in providing lifetime protection against economic loss resulting from the death of the insured. The Policies are primarily insurance and not investments.

  The Policies work generally as follows: A premium payment is periodically made to JHVLICO. JHVLICO takes from each premium an amount for taxes and, from certain premiums, sales expenses. JHVLICO then places the rest of the premium into as many as ten Subaccounts as directed by the owner of the Policy (the "Owner"). The assets allocated to each variable Subaccount are invested in shares of the corresponding Portfolio of the Funds. The currently available Portfolios are identified on the cover of this Prospectus. The assets allocated to the Fixed Account are invested in the general account of JHVLICO. During the year, JHVLICO takes charges from each Subaccount and credits or charges each Subaccount with its respective investment performance. The insurance charge, which is deducted from the invested assets attributable to each Policy ("Account Value"), varies monthly with the then attained age of the insured and with the amount of insurance provided at the start of each month.

  The Policy provides for payment of death benefit proceeds when the insured dies. The death benefit proceeds will equal the death benefit, plus any additional benefit included by rider and then due, minus any Indebtedness. The death benefit may be either level or variable as elected by the Owner. The level death benefit provides a death benefit that generally remains fixed in amount and an Account Value that varies daily. Two versions of the level death benefit are available. The variable death benefit provides for a death benefit and Account Value that may vary daily. The Policy also increases the death benefit if necessary to ensure that the Policy will continue to qualify as life insurance under the Federal tax laws.

  The initial Account Value is the amount of the premium that JHVLICO credits to the Policy, after deduction of the initial charges. The Account Value increases or decreases daily depending on the investment experience of the Subaccounts to which the amounts are allocated at the direction of the Owner. JHVLICO does not guarantee a minimum amount of Account Value. The Owner bears the investment risk for that portion of the Account Value allocated to the variable Subaccounts. The Owner may surrender a Policy at any time while the insured is living. The Surrender Value is the Account Value less the sum of any Administrative Surrender Charge, any Contingent Deferred Sales Charge and any Indebtedness. The Owner may also make partial withdrawals from a Policy, subject to certain restrictions and an administrative charge. If the Owner surrenders in the early Policy years, the amount of Surrender Value would be low (as compared with other investments without sales charges) and, consequently, the insurance protection provided prior to surrender would be costly.

  The minimum Sum Insured at issue is $100,000. All persons insured must be between ages 20 and 75 years at issue and meet certain health and other criteria called "underwriting standards." An insured may be eligible for the "preferred" class, which has the lowest insurance charges. The smoking status of the insured is generally reflected in the insurance charges made. Policies issued in certain jurisdictions or in connection with certain employee plans will not directly reflect the sex of the insured in either the premium rates or the charges and values under the Policy.

  The Owner of a Policy issued on a standard or preferred underwriting basis may be eligible for the Guaranteed Death Benefit feature if he or she satisfies certain other underwriting standards relating to health and occupation. This provision is applicable at no additional cost only in the first five Policy years and cannot be extended. Under this provision, the Policy will be guaranteed not to lapse during the first five Policy years, regardless of adverse investment performance, if the Owner pays the Guaranteed Death Benefit Premiums on a cumulative basis over that period.

WHAT IS THE AMOUNT OF THE PREMIUMS?

  Premiums are flexible and the Owner may choose the amount and frequency of premium payments.

  The minimum amount of premium required at the time of Policy issue is three months of Guaranteed Death Benefit Premium. One year's Guaranteed Death Benefit Premium equals the "Target Premium" of a Policy. Unless the Guaranteed Death Benefit is in effect, if the Policy Account Value at the beginning of any Policy month is insufficient to pay the monthly Policy charges then due, JHVLICO will estimate the amount of additional premiums necessary to keep the Policy in force for three months. The Owner will have a 61 day grace period to pay at least that amount or the Policy will lapse.

  The Target Premium is equal to the annual Guaranteed Death Benefit Premium. The Target Premium is the sum of Base Policy Target Premium, an amount set forth in the Policy at issue, plus any rider premium.

  At the time of Policy issue, the Owner may designate the amount and frequency of Planned Premium payments. The Owner may pay premiums other than the Planned Premium payments, subject to certain limitations.

WHAT IS JOHN HANCOCK VARIABLE LIFE ACCOUNT U?

  The Account is a separate investment account of JHVLICO, operated as a unit investment trust, which supports benefits payable under the Policies. The Account is subdivided into a number of variable Subaccounts each of which corresponds to one of the Portfolios of the Funds. The assets of each variable Subaccount within the Account is invested in a corresponding Portfolio of the Funds. The current Portfolios of the Funds are: Managed, Growth & Income, Equity Index, Large Cap Value, Large Cap Growth, Mid Cap Value, Mid Cap Growth, Diversified Mid Cap Growth, Real Estate Equity, Small/Mid Cap CORE, Small Cap Value, Small Cap Growth, Global Equity, International Balanced, International Equity Index, International Opportunities, Emerging Markets Equity, Short-Term Bond, Bond Index, Sovereign Bond, Strategic Bond, High Yield Bond, Money Market, Edinburgh Overseas Equity, Turner Core Growth, Frontier Capital Appreciation, and Enhanced U.S. Equity.

  The figures in the following chart are expressed as a percentage of each Portfolio's average daily net assets. The figures reflect the investment management fees currently payable and the 1997 other fund expenses allocated to John Hancock Variable Series Trust I (except that other fund expenses for the Small/Mid Cap CORE, Global Equity, Emerging Markets Equity, Bond Index, and High Yield Bond Portfolios are based upon estimates for the current fiscal year).

                                                                    Other
                                                                     Fund
                                     Other Fund      Total         Expenses
                                      Expenses       Fund           Absent
                        Management  After Expense  Operating       Expense
    Fund Name              Fee      Reimbursement  Expenses    Reimbursement/*/
    ---------           ----------  -------------  ---------   ----------------
Managed . . . . . . .      0.33%        0.04 %       0.37%            N/A
Growth & Income . . .      0.25%        0.03 %       0.28%            N/A
Equity Index. . . . .      0.15%        0.25 %       0.40%           0.40%
Large Cap Value . . .      0.75%        0.25 %       1.00%           0.31%
Large Cap Growth. . .     0.39%         0.05 %       0.44%            N/A
Mid Cap Value . . . .      0.80%        0.25 %       1.05%          0.34%
Mid Cap Growth. . . .      0.85%        0.25 %       1.10%          0.57%
Diversified Mid Cap
 Growth . . . . . . .      0.75%       0.10%         0.85%            N/A
Real Estate Equity. .      0.60%        0.09 %      0.69%             N/A
Small/Mid Cap CORE. .
Small Cap Value . . .      0.80%        0.25 %       1.05%           0.50%
Small Cap Growth. . .      0.75%        0.25 %       1.00%           0.37%
Global Equity . . . .
International Balanced     0.85%        0.25 %       1.10%           0.71%
International Equity
 Index. . . . . . . .      0.18%        0.19 %       0.37%            N/A
International
 Opportunities. . . .     0.97%         0.25 %      1.22%           0.60%
Emerging Markets
 Equity . . . . . . .
Short-Term Bond . . .      0.30%        0.21%        0.51%
Bond Index. . . . . .
Sovereign Bond. . . .      0.25%        0.06 %       0.31%            N/A
Strategic Bond. . . .      0.75%        0.25 %       1.00%           0.57%
High Yield Bond . . .
Money Market. . . . .      0.25%        0.08 %       0.33%            N/A




/1/

*John Hancock reimburses a Portfolio when the Portfolio's other fund expenses exceed 0.25% of the Portfolio's average daily net assets.

  M Fund, Inc., pays M Financial Investment Advisers, Inc., ("M Financial") a fee for providing investment management services to each of its Portfolios. M Fund, Inc., also pays for certain other fund expenses. The figures in the following chart are expressed as a percentage of each Portfolio's average daily net assets. The figures reflect the investment management fees currently payable and the 1997 other fund expenses allocated to the Fund.



                                                       Total Fund
                          Investment        Other      Operating     Other Fund Expenses
Portfolio               Management Fee  Fund Expenses   Expenses    Absent Reimbursement*
---------               --------------  -------------  ----------  -----------------------
Edinburgh Overseas
 Equity . . . . . . .       1.05%           0.25%        1.30%              3.89%
Turner Core Growth  .       0.45%           0.25%        0.70%              5.72%
Frontier Capital
 Appreciation . . . .       0.90%           0.25%        1.15%              1.96%
Enhanced U.S. Equity.       0.55%           0.25%        0.80%              4.87%





---------

 *M Financial reimburses a Portfolio when the Portfolio's other fund expenses exceed 0.25% of the Portfolio's average daily net assets.

  For a full description of the Funds, see the Prospectuses for the Funds attached to this Prospectus.

WHAT ARE THE CHARGES MADE BY JHVLICO?

  State Premium Tax Charge and Federal DAC Tax Charge. Charges deducted from each premium payment, currently 2.35% for state premium taxes and 1.25% as a Federal deferred acquisition cost or "DAC Tax" charge.

  Sales Charge Deduction from Premium. A charge deducted from premium payments equal to no more than 4% of the Target Premium received in any Policy year. JHVLICO currently intends to waive this deduction from premiums received after the first 10 Policy years.

  Contingent Deferred Sales Charge. A charge deducted from Account Value if the Policy lapses or is surrendered during the first 12 Policy years. The amount of the charge depends upon the Policy year in which lapse or surrender occurs. The charge will never be higher than 26% of Base Policy Target Premiums paid to date. The total charges for sales expenses over the lesser of 20 years or the life expectancy of the insured will not exceed 9% of the Target Premium payments under the Policy, assuming all Target Premiums are paid.

  Administrative Surrender Charge. A charge deducted from Account Value if the Policy lapses or is surrendered in the first 9 Policy years. The amount of the charge depends upon the Policy year in which lapse or surrender occurs and the Policy's Sum Insured at that time. The maximum charge is $5 per $1,000 of current Sum Insured.

  Issue Charge. A charge deducted monthly from Account Value at the rate of $20 per month for the first 12 Policy months.

  Maintenance Charge. A charge deducted monthly from Account Value in an amount equal to no more than $8 (currently $6) for all Policy years.

  Insurance Charge. A charge based upon the amount for which JHVLICO is at risk, considering the attained age and risk classification of the insured and JHVLICO's then current monthly insurance rates (never to exceed rates set forth in the Policy) deducted monthly from Account Value. JHVLICO currently intends to reduce this charge beginning the tenth Policy year.

  Charge for Mortality and Expense Risks. A charge deducted daily from the variable Subaccounts at a maximum effective annual rate of .90% (currently .60%) of the assets of each variable Subaccount.

  Charge for Extra Mortality Risks. An additional charge, depending upon the age of the insured and the degree of additional mortality risk, required if the insured does not qualify for the standard or preferred underwriting class. This additional charge is deducted monthly from Account Value.

  Charge for Optional Rider Benefits. An additional charge required if the Owner elects to purchase any optional insurance benefits by rider. Any such additional charge is deducted monthly from Account Value.

  Charge for Partial Withdrawal. A charge of $20 deducted from Account Value at the time of withdrawal.

  See "Charges and Expenses", for a fuller description of the charges under the Policy.

IS THERE A CHARGE AGAINST THE ACCOUNT FOR FEDERAL INCOME TAX?

  Currently no charge is made against any Subaccount for Federal income taxes, but if JHVLICO incurs, or expects to incur, income taxes attributable to any Subaccount or this class of Policies in future years, it reserves the right to make a charge. JHVLICO expects that it will continue to be taxed as a life insurance company. See "Charge for JHVLICO's Taxes".

WHAT IS THE RELATIONSHIP BETWEEN THE PREMIUM AND THE AMOUNT ALLOCATED TO THE SUBACCOUNTS?

  The initial net premium is allocated by JHVLICO from its general account to one or more of its Subaccounts on the date of issue of the Policy. The initial net premium is the gross premium less the sales charge deducted from certain premium payments and less the charges deducted from all premiums for state premium taxes and the Federal DAC Tax charge. These charges also apply to subsequent premium payments. Net premiums derived from payments received after the issue date are allocated, generally on the date of receipt, to one or more of the Subaccounts as elected by the Owner.

HOW ARE AMOUNTS ALLOCATED TO EACH SUBACCOUNT?

  At issue and subsequently thereafter, the Owner will provide us with the rule ("Investment Rule") we will follow to invest net premiums or other amounts in any one but not more than ten of the Subaccounts. The Owner may change the Investment Rule under which JHVLICO will allocate amounts to Subaccounts.

WHAT COMMISSIONS ARE PAID TO AGENTS?

  The Policies are sold through agents who are licensed by state authorities to sell JHVLICO's insurance policies. Commissions payable to agents are described under "Distribution of Policies". Sales expenses in any year are not equal to the deduction for sales expenses in that year. Rather, total sales expenses under the Policies are intended to be recovered over the lifetimes of the insureds covered by the Policies.

WHAT IS THE DEATH BENEFIT?

  Three death benefit options are available at the time of application for a Policy.

  Option 1: Level Death Benefit. A level death benefit equal to the Sum Insured or, if greater, the Account Value multiplied by the applicable Corridor Factor.

  Option 2: Variable Death Benefit. A variable death benefit equal to the Sum Insured plus any Account Value, or, if greater, the Account Value multiplied by the applicable Corridor Factor.

  Option 3: Level Death Benefit With Greater Funding. A level death benefit equal to the Sum Insured, or, if greater, the Account Value multiplied by the applicable Death Benefit Factor. It differs from the level death benefit option described above in that a greater amount of premium payments can generally be made by the Owner.

  Under each of the Options, an alternative death benefit is computed that is equal to the Account Value multiplied by a Corridor Factor or a Death Benefit Factor to increase the death benefit if necessary to ensure that the Policy will continue to qualify as life insurance under the Federal tax law. See "Death Benefits"; "Definition of Life Insurance" and "Tax Considerations".

  Under the Guaranteed Death Benefit provision, the Policy is guaranteed not to lapse during the first 5 Policy years, provided that, on each Modal Processing Date, the amount of cumulative premiums paid, minus any withdrawals, is at least equal to the cumulative amount of Guaranteed Death Benefit Premiums due to date. This provision applies only if the insured is in the preferred or standard underwriting risk class and satisfies certain other underwriting standards relating to health and occupation.

HOW DOES THE ACCOUNT VALUE OF A POLICY VARY IN RELATION TO THE SUBACCOUNTS' INVESTMENT EXPERIENCE?

  In general, the Account Value for any day equals the Account Value for the previous day, increased by any net premium placed in the Subaccounts for the Policy, decreased by any charges made against the Account Value and by any partial withdrawal, and increased or decreased by the investment experience of the Subaccounts. No minimum Account Value for the Policy is guaranteed.

WHAT IS THE LOAN PROVISION AND HOW DOES A LOAN AFFECT THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE?

  After the first Policy year the Owner may obtain a Policy loan. Assuming no Indebtedness (see below), the maximum amount of any loan in Policy years two and three is 75% of that portion of the Surrender Value attributable to variable Subaccount investments, plus 100% of that portion of the Surrender Value attributable to Fixed Account investments; thereafter the maximum is 90% of that portion of Surrender Value attributable to variable Subaccount investments, plus 100% of that portion of the Surrender Value attributable to Fixed Account investments. Interest charged on any loan will accrue and compound daily at an effective annual rate of 5.0% in the first 20 Policy years and 4.50% thereafter. A loan plus accrued interest ("Indebtedness") may be repaid at the discretion of the Owner in whole or in part in accordance with the terms of the Policy.

  While a loan is outstanding, the rate of interest credited to the Account Value because of the loan will usually be different than the net investment experience of the Subaccounts. Therefore, the Account Value, the Surrender Value and any death benefit above the current Sum Insured are permanently affected by any loan.

IS THERE A SHORT-TERM CANCELLATION RIGHT?

  The Owner may surrender a Policy by delivering or mailing it within 45 days after the date Part A of the application has been completed or within 10 days after receipt of the Policy by the Owner, or within 10 days after mailing by JHVLICO of a Notice of Withdrawal Right, whichever is latest, to JHVLICO's Servicing Office, or to the agent or agency office through which it was delivered. Coverage under the Policy will be cancelled immediately as of the date of such mailing or delivery. Any premium paid on it will be refunded. If required by state law, the refund will equal the Account Value at the end of the Valuation Period in which the Policy is received plus all charges or deductions made against premiums plus an amount reflecting charges against the Subaccounts and the investment management fee of the Funds.

WHAT INVESTMENT TRANSFERS ARE ALLOWED AN OWNER?

  The Owner may transfer the Account Value among the variable Subaccounts or into the Fixed Account at any time. Transfers out of the Fixed Account, however, are subject to restrictions.

ARE THE BENEFITS UNDER A POLICY SUBJECT TO FEDERAL INCOME TAX?

  The benefits under Policies described in this Prospectus are expected to receive the same tax treatment under the Internal Revenue Code of 1986 as benefits under traditional fixed-benefit life insurance policies. Thus, death benefits payable under the Policies will not be included in the beneficiary's gross income. Also, the Owner is not taxed on interest and gains under the Policy unless and until values are actually received through withdrawal, surrender, or other distributions.

  Under Federal tax law, distributions from Policies on which premiums greater than a "7-pay" premium limit (as defined in the law) have been paid, will be subject to special taxation. See "Premiums--7-Pay Premium Limit" and "Policy Proceeds" for a discussion of how the "7-pay" premium limit may be exceeded under a Policy. A distribution on such a Policy (called a "modified endowment") will be taxed to the extent there is any income (gain) to the Owner and an additional penalty tax may be imposed on the taxable amount.

                            JHVLICO AND JOHN HANCOCK

  JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law, is authorized to transact a life insurance and annuity business in Massachusetts and all states other than New York. JHVLICO began selling variable life insurance policies in 1980.

  JHVLICO is a wholly-owned subsidiary of John Hancock, a company chartered in Massachusetts in 1862. Its Home Office is at John Hancock Place, Boston, Massachusetts 02117. John Hancock's assets are approximately $59 billion and it has invested over $380 million in JHVLICO in connection with JHVLICO's organization and operations. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable it to meet its reserve requirements and expenses in connection with its business, and John Hancock is committed to make additional capital contributions if necessary to ensure that JHVLICO maintains a positive net worth.

                        THE ACCOUNT AND THE SERIES FUNDS

THE ACCOUNT

  The Account, a separate account established under Massachusetts law, meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act").

  The Account's assets are the property of JHVLICO. Each Policy provides that the portion of the Account's assets equal to the reserves and other liabilities under the Policy shall not be chargeable with liabilities arising out of any other business JHVLICO may conduct. In addition to the assets attributable to variable life policies, the Account's assets include assets derived from charges made by JHVLICO. From time to time these additional assets may be transferred in cash by JHVLICO to its general account. Before making any such transfer, JHVLICO will consider any possible adverse impact the transfer might have on any Subaccount.

  The Account is registered with the Securities and Exchange Commission (the "Commission") under the 1940 Act. Such registration does not involve supervision by the Commission of the management or policies of the Account, JHVLICO or John Hancock.

  The assets in each variable Subaccount are invested in the corresponding Portfolio of the Funds, but the assets of one variable Subaccount are not necessarily legally insulated from liabilities associated with another variable Subaccount. New variable Subaccounts may be added or existing variable Subaccounts may be deleted as new Portfolios are added to or deleted from the Funds and made available to Owners.

THE SERIES FUNDS

  Each Fund is a "series" type of mutual fund registered with the Commission under the 1940 Act as an open-end diversified management investment company. Each Fund serves as the investment medium for the Account and other unit investment trust separate accounts established for other variable life insurance policies and variable annuity contracts. (See the attached Fund Prospectuses for a description of a need to monitor for possible conflicts and other consequences.) A very brief summary of the investment objectives of each Portfolio is set forth below.
 Managed Portfolio

  The investment objective of this Portfolio is to achieve maximum long-term total return consistent with prudent investment risk. Investments will be made in common stocks, convertibles and other equity investments, in bonds and other fixed income securities and in money market instruments.

 Growth & Income Portfolio

  The investment objective of this Portfolio is to achieve intermediate and long-term growth of capital, with income as a secondary consideration. This objective will be pursued by investments principally in common stocks (and securities convertible into or with rights to purchase common stocks) of companies believed to offer growth potential over both the intermediate and the long term.

 Equity Index Portfolio

  The investment objective of this Portfolio is to provide investment results that correspond to the total return of the U.S. market as represented by the S&P 500 utilizing common stocks that are publicly traded in the United States.

 Large Cap Value Portfolio

  The investment objective of this Portfolio is to provide substantial dividend income, as well as long-term capital appreciation, through investments in the common stocks of established companies believed to offer favorable prospects for increasing dividends and capital appreciation.

 Large Cap Growth Portfolio

  The investment objective of this Portfolio is to achieve above-average capital appreciation through the ownership of common stocks (and securities convertible into with rights to purchase common stocks) of companies believed to offer above-average capital appreciation opportunities. Current income is not an objective of the Portfolio.

 Mid Cap Value Portfolio

  The investment objective of this Portfolio is to provide long-term growth of capital primarily through investment in the common stocks of medium capitalization companies believed to sell at a discount to their intrinsic value.

 Mid Cap Growth Portfolio

  The investment objective of this Portfolio is to provide long-term growth of capital through a non-diversified portfolio investing primarily in common stocks of medium capitalization companies.

 Diversified Mid Cap Growth Portfolio

  The investment objective of this Portfolio is to provide long-term growth of capital through a diversified portfolio investing primarily in common stocks of medium capitalization growth companies.

 Real Estate Equity Portfolio

  The investment objective of this Portfolio is to provide above-average income and long-term growth of capital by investment principally in equity securities of companies in the real estate and related industries.

 Small/Mid Cap CORE Portfolio

  The investment of this Portfolio is to achieve long-term growth of capital through a broadly diversified portfolio of equity securities of U.S. issuers which are included in the Russell 2500 Index at the time of investment.

 Small Cap Value Portfolio

  The investment objective of this Portfolio is to provide long-term growth of capital by investing in a well diversified portfolio of equity securities of small capitalization companies exhibiting value characteristics.

 Small Cap Growth Portfolio

  The investment objective of this Portfolio is to provide long-term growth of capital through a diversified portfolio investing primarily in common stocks of small capitalization emerging growth companies.

 Global Equity Portfolio

  The investment objective of this Portfolio is to achieve long-term growth of capital through a diversified portfolio of marketable securities, primarily equity securities, of both U.S. and foreign issuers.

 International Balanced Portfolio

  The investment objective of this Portfolio is to maximize total U.S. dollar return, consisting of capital appreciation and current income, through investment in non-U.S. equity and fixed income securities.

 International Equity Index Portfolio

  The investment objective of this Portfolio is to provide investment results that correspond to the total return of the major developed international (non-U.S.) equity markets, as represented by the MSCI AEFE GDP Index.

 International Opportunities Portfolio

  The investment objective of this Portfolio is to provide capital appreciation through investments in common stocks of primarily well-established, non-United States companies.

 Emerging Markets Equity Portfolio

  The investment objective of this Portfolio is to achieve capital appreciation by investing primarily in equity securities of companies in countries having economies and markets generally considered by the World Bank or the United Nations to be emerging or developing.

 Short-Term Bond Portfolio

  The investment objective of this Portfolio is to provide a high level of current income consistent with a low degree of share price fluctuation through investment primarily in a diversified portfolio of short- and intermediate-term investment-grade debt obligations.

 Bond Index Portfolio

  The investment objective of this Portfolio is to provide investment results that correspond to the total return and risk characteristics of the U.S. investment grade fixed income market, as represented by a Lehman Brothers bond index that tracks the performance of investment grade debt securities.

 Sovereign Bond Portfolio

  The investment objective of this Portfolio is to provide as high a level of long-term total rate of return as is consistent with prudent investment risk through investment primarily in a diversified portfolio of freely marketable debt securities.

 Strategic Bond Portfolio

  The investment objective of this Portfolio is to provide total return consistent with moderate risk of capital and maintenance of liquidity, through a portfolio of domestic and international fixed income securities.

 High Yield Bond Portfolio

  The investment objective of this Portfolio is to provide high current income and capital appreciation with capital preservation through investing primarily in high yield (below investment grade) debt securities.

 Money Market Portfolio

  The investment objective of this Portfolio is to provide maximum current income consistent with capital preservation and liquidity, through investment in high quality money market instruments.

  John Hancock acts as the investment manager for the Portfolios described above, and John Hancock's indirectly owned subsidiary, Independence Investment Associates, Inc., with its principal place of business at 53 State Street, Boston, MA 02109, provides sub-investment advice with respect to the Managed, Growth & Income, Large Cap Growth, Real Estate Equity and Short-Term Bond Portfolios. Independence International Associates, Inc., a subsidiary of IIA located at the same address as IIA, is a sub-investment adviser to the International Equity Index Portfolio.

  Another indirectly owned subsidiary of John Hancock, John Hancock Advisers, Inc., located at 101 Huntington Avenue, Boston, MA 02199, provides sub-investment advice with respect to the Sovereign Bond, Diversified Mid Cap Growth, and Small Cap Growth Portfolios.

  T. Rowe Price Associates, Inc., located at 100 East Pratt St., Baltimore, MD 21202, provides sub-investment advice with respect to the Large Cap Value Portfolio and its subsidiary, Rowe Price-Fleming International, Inc., also located at 100 East Pratt St., Baltimore, MD 21202, provides sub-investment advice with respect to the International Opportunities Portfolio.

  State Street Bank & Trust, N.A., at Two International Place, Boston, MA 02100, is sub-investment adviser to the Equity Index Portfolio. INVESCO Management and Research located at 101 Federal Street, Boston, MA 02110, is the sub-investment adviser to the Small Cap Value Portfolio. Janus Capital Corporation, with its principal place of business at 100 Filmore Street, Denver, CO 80206, is the sub-investment adviser to the Mid Cap Growth Portfolio. Neuberger & Berman, LLC, of 605 Third Avenue, New York, NY 10158, provides sub-investment advice to the Mid Cap Value Portfolio. J.P. Morgan Investment Management Inc., located at 522 Fifth Avenue, New York, NY 10036, provides sub-investment advice with respect to the Strategic Bond Portfolio and Brinson

Partners, Inc., of 209 S. LaSalle Street, Chicago, IL 60604, does likewise with respect to the International Balanced Portfolio.

  Goldman Sachs & Company, located at One New York Plaza, New York, New York 10004, is sub-investment adviser to the Small/Mid Cap CORE Portfolio. Scudder Kemper Investments, Inc., located at 345 Park Avenue, New York, New York 10154, is the sub-investment adviser to the Global Equity Portfolio. Montgomery Asset Management, LLC, located at 101 California Street, San Francisco, California 94111, is the sub-investment adviser to the Emerging Markets Equity Portfolio. Mellon Bond Associates, located at One Mellon Bank Center, Suite 4135, Pittsburgh, Pennsylvania 15258, is the sub-investment adviser to the Bond Index Portfolio. Wellington Management Company, LLC, located at 75 State Street, Boston, Massachusetts 02109, is the sub-investment adviser to the High Yield Bond Portfolio.

  Edinburgh Overseas Equity Portfolio. The investment objective of this Portfolio is to provide long-term capital appreciation with reasonable investment risk through active management and investment in common stock and common stock equivalents of foreign issuers. Current income, if any, is incidental.

  Turner Core Growth Portfolio. The investment objective of this Portfolio is to seek long-term capital appreciation through a diversified portfolio of common stocks that show strong earnings potential with reasonable market prices.

  Frontier Capital Appreciation Portfolio. The investment objective of this Portfolio is to seek maximum capital appreciation through investment in common stock of companies of all sizes, with emphasis on stocks of small- to medium-capitalization companies. Importance is placed on growth and price appreciation, rather than income.

  Enhanced U.S. Equity Portfolio. The investment objective of this Portfolio is to provide above market total return through investment in common stock of companies perceived to provide a return higher than that of the S&P 500 at approximately the same level of investment risk as the S&P 500.

  M Financial Investment Advisers, Inc., acts as the investment manager for the four Portfolios described above. Edinburgh Fund Managers PLC, provides sub-investment advise to the Edinburgh Overseas Equity Portfolio; Turner Investment Partners, Inc. provides sub-investment advise to the Turner Core Growth Portfolio; Frontier Capital Management Company, Inc., provides sub-investment advice to the Frontier Capital Appreciation Portfolio; and Franklin Portfolio Associates Trust provides sub-investment advice to the Enhanced U.S. Equity Portfolio.

  JHVLICO will purchase and redeem Fund shares for the Account at their net asset value without any sales or redemption charges. Shares of the Fund represent an interest in one of the Portfolios of the Fund which corresponds to a variable Subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in Fund shares at their net asset value as of the dates paid.

  On each Valuation Date, shares of each Portfolio are purchased or redeemed by JHVLICO for each variable Subaccount based on, among other things, the amount of net premiums allocated to the variable Subaccount, distributions reinvested, transfers to, from and among variable Subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at the net asset value per Fund share for each Portfolio determined on that same Valuation Date. A Valuation Date is any date on which the New York Stock Exchange is open for trading and on which the Fund values its shares. A Valuation Period is that period of time from the beginning of the day following a Valuation Date to the end of the next following Valuation Date.

  A full description of each Fund, its investment objectives, policies and restrictions, its charges, expenses and all other aspects of its operation is contained in the attached Prospectuses and the statement of additional information referred to therein, which should be read together with this Prospectus.

                               THE FIXED ACCOUNT

  An Owner may allocate premiums to the Fixed Account or transfer all or a part of the Account Value under a Policy to the Fixed Account. The amount so allocated or transferred will become a part of JHVLICO's general account assets. JHVLICO's general account consists of assets owned by JHVLICO other than those in the Account and in other separate accounts that have been or may be established by JHVLICO. Subject to applicable law, JHVLICO has sole discretion over the investment of assets of the general account and Owners do not share in the investment experience of those assets. Instead, JHVLICO guarantees that the Account Value allocated to the Fixed Account will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account. Consequently, if an Owner pays the Required Premiums, allocates all net premiums only to the Fixed Account, and makes no transfers, partial withdrawals, or policy loans, the minimum amount and duration of the death benefit will be determinable and guaranteed. Transfers from the Fixed Account are subject to certain limitations (see "Transfers Among Subaccounts"), and charges will vary somewhat for Account Value allocated to the Fixed Account. See "Charges Deducted From Account Value".

  The Account Value in the Fixed Account is equal to the portion of the net premiums allocated to it, plus any amounts transferred to it and interest credited to it, minus any charges deducted from it or partial withdrawals or amounts transferred from it. JHVLICO guarantees that interest credited to the Account Value in the Fixed Account will not be less than an effective annual rate of 4%. JHVLICO may, in its sole discretion, credit higher rates although it is not obligated to do so. The Owner assumes the risk that interest credited will not exceed 4% per year. Upon request and in the annual statement, JHVLICO will inform Owners of the then-applicable rates.

  Because of exemptive and exclusionary provisions, interests in JHVLICO's general account have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these Acts, and JHVLICO has been advised that the staff of the Commission has not reviewed the disclosure in this Prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

                         POLICY PROVISIONS AND BENEFITS

REQUIREMENTS FOR ISSUANCE OF POLICY

  The Policy is generally available with a minimum Sum Insured at issue of $100,000. At the time of issue, the insured must be age 20 through 75. All persons insured must meet certain health and other criteria called "underwriting standards". The smoking status of each insured is reflected in the insurance charges made.

  Policies issued in certain jurisdictions or in connection with certain employee plans will not directly reflect the sex of the insured in either the premium rates or the charges or values under the Policy. The illustrations set forth in this Prospectus are sex-distinct and, therefore, do not reflect the sex-neutral rates, charges, or values that would apply to such Policies.

PREMIUMS

  Payment Flexibility. Premiums are flexible. The Owner may choose the amount and frequency of premium payments, so long as each premium payment meets the requirements described below.

  Minimum First Premium. The amount of premium required at the time of issue is determined by JHVLICO, and depends on the age, sex, smoking status, and underwriting class of the insured at issue, the Policy's Sum Insured at issue, and any additional benefits selected. The Minimum First Premium must be received by JHVLICO at its Servicing Office in order for the Policy to be in full force and effect. See "Death Benefits". There is no grace period for the payment of the Minimum First Premium. The minimum amount of premium required at the time of Policy issue is three months of Guaranteed Death Benefit Premium. However, an automatic check writing program ("premiumatic") may be available to an Owner interested in making monthly premium payments and, if utilized by an Owner, only one month of Guaranteed Death Benefit Premium need be paid to satisfy the minimum amount.

  Minimum Premiums. If the Policy's Surrender Value at the beginning of any Policy month is insufficient to pay the monthly Policy charges then due, JHVLICO will notify the Owner and the Policy will enter a Policy grace period, unless the Guaranteed Death Benefit is in effect. If premiums sufficient to pay at least three months' estimated charges are not paid by the end of the grace period, the Policy will lapse. The estimated charges will equal three times the monthly Policy charges then due. See "Default".

  Planned Premium Schedule. At the time of issue, the Owner may designate a Planned Premium schedule for the amount and frequency of premium payments. JHVLICO will send billing statements for the amount chosen at the frequency chosen, whether quarterly, monthly, semi-annually or annually. The Owner may change the Planned Premium after issue. The Owner may also pay a premium in excess of the Planned Premium, subject to the limitations described below. At the time of Policy issuance, JHVLICO will determine whether the Planned Premium schedule will exceed the 7-Pay limit discussed below. If so, JHVLICO's standard procedures prohibit issuance of the Policy unless the Owner signs a form acknowledging that fact.

  Other Premium Limitations. Federal tax law requires a minimum death benefit in relation to Account Value. See "Death Benefits--Definition of Life Insurance". The death benefit of the Policy will be increased if necessary to ensure that the Policy will continue to satisfy this requirement. If the payment of a given premium will cause the Account Value to increase to such an extent that an increase in death benefit is necessary to satisfy Federal tax law requirements, JHVLICO has the right to not accept the excess portion of that premium payment, or to require evidence of insurability before that portion is accepted. In no event, however, will JHVLICO refuse to accept any premium necessary to prevent the Policy from lapsing. Also, if an Owner has elected to use the "guideline premium and cash value corridor" test for Federal income tax purposes, JHVLICO will not accept the portion of any premium that exceeds the maximum amount prescribed under that test.

  Guaranteed Death Benefit Premiums. A Guaranteed Death Benefit feature may apply during the first five Policy years. See "Death Benefits". The Guaranteed Death Benefit Premiums required to maintain this benefit in force depend on the issue age, sex, smoking status, and underwriting class of the insured at issue, the Sum Insured at issue and any additional benefits selected. This premium will equal 1/12th of the Target Premium for Owners electing a monthly premium payment mode; 1/4 of the Target Premium for Owners electing the quarterly mode; 1/2 of the Target Premium for owners electing the semi-annual mode; and the Target Premium for Owners electing the annual mode. The due date for each premium is referred to as the Modal processing date. To keep the Guaranteed Death Benefit in effect, the amount of actual premiums paid minus any withdrawals must at each Modal processing date be at least equal to the Guaranteed Death Benefit Premiums due to date. If this test is not satisfied on any Modal processing date, JHVLICO will notify the Owner of the shortfall immediately and a Guaranteed Death Benefit grace period will commence as of that anniversary. The Guaranteed Death Benefit grace period will end on the second monthly processing date after the determination of the shortfall. This notice will be mailed to the Owner's last-known address at least 31 days prior to the end of the Guaranteed Death Benefit grace period. If JHVLICO does not receive payment for the amount of the deficiency by the end of the Guaranteed Death Benefit grace period, the Guaranteed Death Benefit feature will permanently lapse with no possibility of restoration. The Guaranteed Death Benefit is only available if the insured's underwriting class is standard or preferred and the insured meets certain other underwriting standards relating to health and occupation.

  Billing, Allocation of Premium Payments (Investment Rule). The Owner may at any time elect to be billed by JHVLICO for a Planned Premium other than the Guaranteed Death Benefit Premium. The Owner may also elect to be billed for premiums on an annual, semi-annual, quarterly or monthly basis. An automatic check-writing program ("premiumatic") may be available to an Owner interested in making monthly premium payments. All premiums are payable at JHVLICO's Servicing Office.

  Any premium payment will be processed by JHVLICO as of the end of the Valuation Period in which it is received, unless one of the three exceptions noted below is applicable. Each premium payment will be reduced by the state premium tax charge, any sales charge, and the Federal DAC Tax charge. See "Charges and Expenses". The remainder is the net premium.

  The Owner at the time of application must elect an Investment Rule which will allocate net premiums and any credits to as many as ten of the Subaccounts. The Owner must select allocation percentages in whole numbers, and the total allocated must equal 100%. The Owner may thereafter change the Investment Rule prospectively at any time. The change will be effective as to any net premiums and credits applied after receipt at JHVLICO's Servicing Office of notice satisfactory to JHVLICO.

  There are three exceptions to the normal practice of processing a premium payment as of the end of the Valuation Period in which it is received:

     (1)A payment received prior to a Policy's date of issue will be processed as if received on the Valuation Date immediately preceding the date of issue.

     (2)If the Minimum First Premium is not received prior to the date of issue, each payment received thereafter will be processed as if received on the Valuation Date immediately preceding the date of issue until all of the Minimum First Premium is received.

     (3)That portion of any premium that we delay accepting as described under "Other Premium Limitations" above, or "7-Pay Premium Limit" below, will be processed as of the end of the Valuation Period in which we accept that amount.

  7-Pay Premium Limit. Federal tax law modifies the tax treatment of certain Policy distributions such as loans, surrenders, partial surrenders, and withdrawals. The application of this modified treatment to any Owner depends upon whether premiums have been paid at any time during the first 7 Policy years that exceed a "7-pay" premium limit as defined in the law. The 7-pay limit is the total of net level premiums that would have been payable at any time for the Policy to be fully paid-up after the payment of 7 level annual premiums. If the total premiums paid exceed the 7-pay limit, the Policy will be treated as a "modified endowment", which means that the Owner will be subject to tax to the extent of any income (gain) on any distributions made from the Policy. A material change in the Policy will result in a new 7-pay limit and test period. A reduction in the Policy's benefits within the 7-year period following issuance of, or reinstatement or other material change in, the Policy may also result in the application of the modified endowment treatment. See "Policy Proceeds" under "Tax Considerations". If JHVLICO receives any premium payment that will cause a Policy to become a modified endowment, the excess portion of that premium payment will not be accepted unless the Owner signs an acknowledgment of that fact. When it identifies such an excess premium, JHVLICO sends the Owner immediate notice and refunds the excess premium if it has not received notice of the acknowledgement by the time the premium payment check has had a reasonable time to clear the banking system, but in no case longer than two weeks.

ACCOUNT VALUE AND SURRENDER VALUE

  Amount of Account Value. The Account Value increases or decreases depending upon a number of factors, such as the applicable Subaccount's investment experience, the proportion of the Account Value invested in each Subaccount and the interest credited to any Loan Account established upon the making of a Policy loan. In general the Account Value for any day equals the Account Value for the previous day, decreased by charges against the Account Value and by any partial withdrawal, increased or decreased by the investment experience of the Subaccounts and increased by net premiums received. No minimum amount of Account Value is guaranteed.

  A Policy loan will not affect the total amount of Account Value at the time the loan is made but will result in a different rate of return being credited to the Loan Account portion of the Account Value.

  Amount of Surrender Value. The Surrender Value will be the Account Value less the sum of any Administrative Surrender Charge, any Contingent Deferred Sales Charge, and any Indebtedness.

  When Policy May Be Surrendered. A Policy may be surrendered for its Surrender Value at any time while the insured is living and the Policy is not in a Policy grace period. Surrender takes effect and the Surrender Value is determined as of the end of the Valuation Period in which occurs the later of receipt at JHVLICO's Servicing Office of a signed request and the surrendered Policy.

  A portion of the Contingent Deferred Sales Charge, equal to 20% of premiums paid in the second Policy year up to one Base Policy Target Premium, will be waived in calculating the second Policy year's Surrender Value.

  Partial Withdrawal of Surrender Value. The Owner may request withdrawal of part of the Surrender Value in accordance with JHVLICO's rules then in effect. Any withdrawal must be at least $1,000 and is subject to an administrative charge of $20.

  An Owner may request a partial withdrawal of Surrender Value at any time provided that the Policy is not in a Policy grace period. This privilege, which reduces the Account Value by the amount of the withdrawal and the associated charge, may not be used to reduce the Account Value below the amount JHVLICO estimates will be required to pay three months' charges under the Policy as they fall due. The withdrawal will be effective as of the end of the Valuation Period in which JHVLICO receives written notice satisfactory to it at its Servicing Office.

  An amount equal to the Account Value withdrawn will be removed from each Subaccount in the same proportion as the Account Value is then allocated among the Subaccounts. A withdrawal is not a loan and, once made, cannot be repaid.

  The effect of a withdrawal, including its associated charge, upon the death benefit depends upon the death benefit option in effect.

  Option 1. Level Death Benefit. Any withdrawal will first be deducted from Account Value until the Account Value, multiplied by the appropriate Corridor Factor, is no higher than the Sum Insured. Thereafter, both the Sum Insured and the Account Value will be reduced by the remaining amount of the withdrawal. If the Account Value multiplied by the appropriate Corridor Factor does not exceed the Sum Insured at the time of the withdrawal, the withdrawal will reduce both the Sum Insured and the Account Value.

  Option 2. Variable Death Benefit. Any withdrawal will be deducted from Account Value and will not affect the Sum Insured. Nonetheless, because Account Value will be reduced, the death benefit under this option also will be reduced.

  Option 3. Level Death Benefit with Greater Funding. Any withdrawal will first be deducted from Account Value until the Account Value, multiplied by the appropriate Death Benefit Factor, is no higher than the Sum Insured. Thereafter, both the Sum Insured and the Account Value will be reduced by any remaining amount of the withdrawal. If the Account Value multiplied by the appropriate Death Benefit Factor does not exceed the Sum Insured at the time of the withdrawal, the withdrawal will reduce both the Sum Insured and the Account Value.

  A surrender or withdrawal may have significant tax consequences. See "Tax Considerations".

  JHVLICO reserves the right to refuse any withdrawal request that would cause the Policy's Sum Insured to fall below $100,000.

DEATH BENEFITS

  The death benefit proceeds will equal the death benefit of the Policy, plus any additional rider benefits then due, minus any Indebtedness. If the insured dies during a Policy grace period, JHVLICO will also deduct any overdue monthly deductions.

  The death benefit payable depends on the current Sum Insured and the death benefit option selected by the Owner. At the time of application for a Policy, the Owner must select from among three death benefit options. After issue of the Policy the Owner may change the selection from Option 1 to Option 2 or vice versa, subject to such evidence of insurability as JHVLICO may require. The three options are:

  Option 1: Level Death Benefit: Under this option, the death benefit will equal the Sum Insured, unless the Account Value multiplied by the Corridor Factor produces a higher death benefit. The Corridor Factor depends upon the attained age of the insured. The Corridor Factor decreases slightly (or remains the same at older and younger ages) from year to year as the attained age of the insured increases. A complete list of Corridor Factors is set forth in the Policy. The Policy will be subject under this option to the "guideline premium and cash value corridor" test as defined by Internal Revenue Code ("Code") Section 7702. This option will offer the best opportunity for the Account Value under a Policy to increase without increasing the death benefit as quickly as it might under the other options. When the Account Value multiplied by the Corridor Factor exceeds the Sum Insured, the death benefit will increase whenever there is an increase in the Account Value and will decrease whenever there is a decrease in the Account Value, but never below the Sum Insured.

  Option 2: Variable Death Benefit: Under this option, the death benefit will equal the Sum Insured plus any Account Value, unless the Account Value multiplied by the Corridor Factor produces a higher death benefit. The Corridor Factor depends upon the then attained age of the insured. The Corridor Factor decreases slightly (or remains the same at older and younger ages) from year to year as the attained age of the insured increases. A complete list of Corridor Factors is set forth in the Policy. Under this option the Policy will be subject to the "guideline premium and cash value corridor" test as defined by Code
Section 7702. This option will offer the best opportunity for the Owner who would like to have an increasing death benefit as early as possible. The death benefit will increase whenever there is an increase in the Account Value and will decrease whenever there is a decrease in the Account Value, but never below the Sum Insured.

  Option 3: Level Death Benefit With Greater Funding: Under this option, the death benefit will equal the Sum Insured, unless the Account Value, multiplied by the Death Benefit Factor, gives a higher death benefit. The Death Benefit Factor depends upon the sex, smoking status and then attained age of the insured. The Death Benefit Factor decreases slightly from year to year as the attained age of the insured increases. A complete list of Death Benefit Factors is set forth in the Policy. Under this option, the death benefit will be subject to the "cash value accumulation" test as defined by Code Section 7702. This option will offer the best opportunity for the Owner who is looking for an increasing death benefit in later Policy years and/or would like to fund the policy at the "7-pay" limit for the full 7 years. When the Account Value multiplied by the Death Benefit Factor exceeds the Sum Insured, the death benefit will increase whenever there is an increase in the Account Value and will decrease whenever there is a decrease in the Account Value, but never below the Sum Insured.

  Definition of Life Insurance. Federal tax law requires a minimum death benefit in relation to cash value for a Policy to qualify as life insurance. The death benefit of a Policy will be increased if necessary to ensure that the Policy will continue to qualify as life insurance. One of two tests under current Federal tax law can be used to determine if a Policy complies with the definition of life insurance in Section 7702 of the Code.

  The "guideline premium and cash value corridor" test limits the amount of premiums payable under a Policy to a certain amount for an insured of a particular age and sex. The test also applies a prescribed "Corridor Factor" to determine a minimum ratio of death benefit to Account Value.

  The "cash value accumulation test" also limits the amount of premiums payable under a Policy to a prescribed amount, using a minimum ratio of death benefit to Account Value, but employs as a standard a "net single premium" computed in compliance with the Code. If the Account Value under a Policy is at any time greater than the net single premium at the insured's age and sex for the proposed death benefit, the death benefit will be increased automatically by multiplying the Account Value by a "Death Benefit Factor" computed in compliance with the Code.

  Guaranteed Death Benefit. During the first 5 Policy years the Policy is guaranteed not to lapse, provided that (1) the amount of premiums paid through each Modal Processing Date minus any withdrawals is at least equal to the sum of the cumulative Guaranteed Death Benefit Premiums due to date and (2) the insured is in the standard or preferred underwriting class and satisfies certain other underwriting standards relating to health and occupation. At any time when this feature is not in force, the death benefit of the Policy is not guaranteed and the Policy may lapse if the Account Value falls to a low level.

TRANSFERS AMONG SUBACCOUNTS

  The Owner may reallocate the amounts held for the Policy in the Subaccounts with no charge at any time, except as noted below. The Owner may either (1) use percentages (in whole numbers) to be transferred among Subaccounts or (2) designate the dollar amount of funds to be transferred among Subaccounts. The reallocation must be such that the total in the Subaccounts after reallocation equals 100% of Account Value. Transfers out of a variable Subaccount will be effective at the end of the Valuation Period in which JHVLICO receives at its Servicing Office notice satisfactory to JHVLICO.

  Transfers out of the Fixed Account to the variable Subaccounts are permitted only once each Policy year and only during the 31-day period beginning on the Policy anniversary. Transfers out of the Fixed Account may be requested from 60 days before to 30 days after the Policy anniversary. If received on or before the Policy anniversary, requests for transfer out of the Fixed Account will be processed on the Policy anniversary (or the next Valuation Date if the Policy anniversary does not occur on a Valuation Date); if received after the Policy anniversary, they will be processed at the end of the Valuation Period in which JHVLICO receives the request at its Servicing Office. (JHVLICO reserves the right to defer such Fixed Account transfers for six months.) If an Owner requests a transfer out of the Fixed Account 61 days or more prior to the Policy anniversary, that portion of the reallocation will not be processed and the Owner's confirmation statement will not reflect a transfer out of the Fixed Account as to such request. Transfers among variable Subaccounts and transfers into the Fixed Account may be requested at any time. A maximum of 20% of Fixed Account assets or, if greater, $500 may be transferred out of the Fixed Account in any Policy year. Currently, there is no minimum amount limit on transfers out of the Fixed Account, but JHVLICO reserves the right to impose such a limit in the future. No transfers among Subaccounts may be made while the Policy is in a grace period.

  If the Owner requests a reallocation which would result in amounts being held in more than ten Subaccounts, such reallocation will not be effective and a revised reallocation may be chosen in order that amounts will be reallocated to no more than ten Subaccounts.

  Dollar Cost Averaging. A scheduled monthly transfer option is available to Owners seeking to take advantage of "dollar cost averaging". This option provides for the automatic transfer on a monthly basis of a dollar amount chosen by the Owner from the Money Market Subaccount to any of the other variable Subaccounts.

  Eligibility for this option is limited to an Owner who has $2,500 or more in the Money Market Subaccount on the day the transfer is scheduled to begin. Scheduled transfers may be made to any one or more but not more than nine of any other variable Subaccounts but the amount to be transferred monthly to any Subaccount must be $100 or more.

  Once the election is received in form satisfactory to JHVLICO at its Servicing Office, transfers will begin on the second monthly processing date following its receipt. To make an election or if you have any questions with respect to this provision, call 1-800-732-5543.

  Once elected, the scheduled monthly transfer option will remain in effect until the receipt of written notice from the Owner by JHVLICO at its Servicing Office of cancellation of the option or receipt of notice of the death of the insured, whichever first occurs.

  Telephone Transfers and Policy Loans. Once a written authorization is completed by the Owner, the Owner may request a transfer or policy loan by telephoning 1-800-732-5543 or by sending a written request via fax to 1-800-621-0448. Any fax request should include the Owner's name, daytime telephone number, Policy number and, in the case of transfers, the names of the Subaccounts from which and to which money will be transferred. The right to discontinue telephone transactions at any time without notice to Owners is specifically reserved. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

  An Owner who authorizes telephone transactions will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which JHVLICO reasonably believes to be genuine, unless such loss, expense or cost is the result of JHVLICO's mistake or negligence. JHVLICO employs procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the Owner. If JHVLICO does not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, it may be liable for any loss due to unauthorized or fraudulent instructions.

LOAN PROVISIONS AND INDEBTEDNESS

  Loan Provision. Loans may be made at any time a Loan Value is available after the first Policy year. The Owner may borrow money, assigning the Policy as the only security for the loan, by completion of a form satisfactory to JHVLICO or, if the telephone transaction authorization form has been completed, by telephone. Unless otherwise provided by state law and assuming no outstanding Indebtedness, in Policy years two and three the Loan Value will be 75% of that portion of the Surrender Value attributable to the variable Subaccount investments, plus 100% of that portion of the Surrender Value attributable to Fixed Account investments and, in later Policy years, 90% of that portion of the Surrender Value attributable to variable Subaccount investments, plus 100% of that portion of the Surrender Value attributable to Fixed Account investments. Interest charged on any loan will accrue and compound daily at an effective annual rate of 5.0% in the first 20 Policy years, and 4.50% thereafter.

  The amount of any outstanding loan plus accrued interest is called the "Indebtedness". A loan will not be permitted unless it is at least $300. The Owner may repay all or a portion of any Indebtedness while the insured is living and the Policy is not in a grace period. When a loan is made, an amount equal to the loan proceeds will be transferred out of the Account and the Fixed Account, as applicable. This amount is allocated to a portion of JHVLICO's general account called "Loan Assets". Each Subaccount will be reduced in the same proportion as the Account Value is then allocated among the Subaccounts. Upon each loan repayment, the same proportionate amount of the entire loan as was borrowed from the Fixed Account will be repaid to the Fixed Account. The remainder of the loan repayment will be allocated to the appropriate Subaccounts as stipulated in the then current Investment Rule. For example, if the entire loan outstanding is $3,000 of which $1,000 was borrowed from the Fixed Account, then upon a repayment of $1,500, $500 would be allocated to the Fixed Account and the remaining $1,000 would be allocated to the appropriate Subaccounts as stipulated in the then current Investment Rule. If an Owner wishes any payment to constitute a loan repayment (rather than a premium payment), the Owner must so specify.

  Effect of Loan and Indebtedness. While the Indebtedness is outstanding, that portion of the Account Value that is in Loan Assets is credited interest at a rate that is 1% less than the loan interest rate for the first 20 Policy years and, thereafter, .5% less than the loan interest rate. This rate will usually be different than the net return for the Subaccounts. Since the Loan Account and the remaining portion of the Account Value will generally have different rates of investment return, the Account Value, the Surrender Value, and any death benefit above the Sum Insured are permanently affected by any Indebtedness, whether or not it is repaid in whole or in part. The amount of any Indebtedness is subtracted from the amount otherwise payable when the Policy proceeds become payable.

  Whenever the Indebtedness equals or exceeds the Surrender Value, the Policy terminates 31 days after notice has been mailed by JHVLICO to the Owner and any assignee of record at their last known addresses, unless a repayment of the excess Indebtedness is made within that period.

  If a Policy is a modified endowment at the time a loan is made, that loan may have significant tax consequences. See "Tax Considerations".

DEFAULT

  Grace Period, Default and Lapse. Unless the 5 Year Guaranteed Death Benefit is in force, at the beginning of each Policy month JHVLICO determines whether the Account Value, net of any Indebtedness, is sufficient to pay all monthly charges then due under the Policy. If not, the Policy is in default and JHVLICO will notify the Owner of the amount estimated to be necessary to pay three months' deductions, and a Policy grace period will be in effect until 61 days after the date the notice was mailed. If JHVLICO does not receive payment of at least this amount by the end of the Policy grace period, the Policy will lapse, and any remaining amount owed to the Owner as of the date of lapse will be paid to the Owner.

  Lapse can have significant tax consequences. See "Tax Considerations--Policy Proceeds". If the Guaranteed Death Benefit has been in effect and lapses at the end of a Guaranteed Death Benefit grace period (as described in "Premiums--Guaranteed Death Benefit Premiums"), the usual default, Policy grace period and lapse procedures described in the preceding paragraph will be applied commencing with the first day of the Policy month in which the lapse of the Guaranteed Death Benefit occurs.

  The insurance under the Policy continues in full force during any grace period but, if the insured dies during the Policy grace period, the amount in default is deducted from the death benefit otherwise payable.

  Written notice will be furnished to the Owner at his or her last known address, at least 31 days prior to the end of any grace period. If in the Policy grace period, the notice will specify the minimum amount which must be paid to continue the Policy in force on a premium paying basis after the end of the Policy grace period. If in the Guaranteed Death Benefit grace period, the notice will specify the amount which must be paid to continue the Guaranteed Death Benefit feature in force.

  Reinstatement. A lapsed Policy may be reinstated in accordance with the Policy's terms. Evidence of insurability satisfactory to JHVLICO will be required and payment of the required premium and charges. The request must be received at JHVLICO's Servicing Office within 1 year after the beginning of the applicable grace period. A reinstatement of the Policy may be treated as a material change for Federal income tax purposes. See "Premiums--7-Pay Premium Limit" and "Tax Considerations".

EXCHANGE PRIVILEGE

  The Owner may transfer the entire Account Value under the Policy to the Fixed Account at any time, creating a non-variable policy. The exchange will be effective at the end of the Valuation Period in which JHVLICO receives at its Servicing Office notice of the transfer satisfactory to JHVLICO.

                              -----------------

  The foregoing description of Policy provisions is qualified by reference to the specimen Policy which has been filed as an exhibit to the Registration Statement and to any variations in Policy provisions required by the regulatory authorities of the state that has approved the Policy for issue.

                              CHARGES AND EXPENSES

CHARGES DEDUCTED FROM PREMIUMS

  In addition to part of the sales charges (see "Sales Charges" below), the following charges are deducted from premiums:

  State Premium Tax Charge. A charge currently equal to 2.35% of each premium payment will be deducted from each premium payment. The 2.35% rate is the average state premium tax rate currently expected to be paid on premiums received in all states over the lifetimes of the insureds covered by the Policies. JHVLICO will not increase this charge under outstanding Policies, but reserves the right to change this charge for Policies not yet issued in order to correspond with changes in the state premium tax levels.

  Federal DAC Tax Charge. A charge currently equal to 1.25% of each premium payment will be deducted from each premium payment to cover the estimated cost to JHVLICO of the Federal income tax treatment of the Policies' deferred acquisition costs--commonly referred to as the "DAC Tax". JHVLICO has determined that this charge is reasonable in relation to JHVLICO's increased Federal income tax burden under the Internal Revenue Code resulting from the receipt of premiums. JHVLICO will not increase this charge under outstanding Policies, but reserves the right, subject to any required regulatory approval, to change this charge for Policies not yet issued in order to correspond with changes in the Federal income tax treatment of the Policies' deferred acquisition costs.

SALES CHARGES

  Charges are made to compensate JHVLICO for the cost of selling the Policy. This cost includes agents' commissions, commission overrides, advertising, and the printing of Prospectuses and sales literature. The amount of the charge in any Policy year cannot be specifically related to sales expenses for that year. JHVLICO expects to recover its total sales expenses over the period the Policies are in effect. To the extent that sales charges are insufficient to cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the Policies, or from JHVLICO's general assets. See "Distribution of Policies".

  From Premiums. Part of the sales charge is deducted from premiums received. The amount is 4% of the premiums received in any Policy year that do not exceed that year's total Target Premium. The Target Premium is established at issue and is the sum of Base Policy Target Premium and any rider premium. The Base Policy Target Premium is set forth in the Policy. Target Premiums will vary based on the issue age, sex, smoking status and underwriting class of the insured. JHVLICO currently intends to make this deduction only in the first 10 Policy years, but this is not contractually guaranteed and the right is reserved to continue deductions over a longer period. Because the Policies were first offered for sale in 1994, no Policies have yet been outstanding for more than 10 years.

  JHVLICO will waive a portion of the sales charge (it is currently waiving a portion equal to 2% of all premiums from which sales charges are deducted) otherwise to be deducted from premiums under a Policy with a current Sum Insured of $250,000 or higher. The continuation of this waiver is not contractually guaranteed and the waiver may be withdrawn or modified by JHVLICO in the future.

  No sales charge is deducted from a premium payment received in excess of one Target Premium in any Policy year.

  Contingent Deferred Sales Charge. The remainder of the sales charge will be deducted only if the Policy is surrendered or stays in default past its grace period. This second part is the Contingent Deferred Sales Charge. The Contingent Deferred Sales Charge, however, will not be deducted for a Policy that lapses or is surrendered on or after the Policy's twelfth anniversary, and it will be reduced for a Policy that lapses or is surrendered between the end of the seventh Policy year and the end of the twelfth Policy year.

  The Contingent Deferred Sales Charge is computed as a percentage of Base Policy Target Premiums paid in accordance with the following schedule:


      For Surrenders or Lapses Effective              Maximum Contingent
      During:---------------------------            Deferred Sales Charge
      -------                                       ---------------------
      Policy Year 1                            26% of premiums received in
                                                Policy Year 1 up to 1 Base
                                                Policy Target Premium*
      Policy Year 2                            26% of premiums received in
                                                Policy Years 1 and 2 up to 1
                                                Base Policy Target Premium in
                                                each year
      Policy Years 3-7                         26% of premiums received in
                                                Policy Years 1, 2 and 3 up to 1
                                                Base Policy Target Premium in
                                                each year
      Policy Year 8                            83.33% of the Maximum Contingent
                            Deferred Sales Charge for
                                  Policy Year 7
      Policy Year 9                            66.67% of the Maximum Contingent
                            Deferred Sales Charge for
                                  Policy Year 7
      Policy Year 10                           50% of the Maximum Contingent
                            Deferred Sales Charge for
                                  Policy Year 7
      Policy Year 11                           33.33% of the Maximum Contingent
                            Deferred Sales Charge for
                                  Policy Year 7
      Policy Year 12                           16.67% of the Maximum Contingent
                            Deferred Sales Charge for
                                  Policy Year 7
      Policy Year 13 and later                 0




---------
*The amount of the Contingent Deferred Sales Charge is calculated on the basis of the Base Policy Target Premium for the age of the insured at the time of issue of the Policy.

  The Contingent Deferred Sales Charge reaches its maximum at the end of the third Policy year, stays level through the seventh Policy year, and is reduced by an equal amount at the beginning of each Policy year thereafter until it reaches zero in Policy year 13. At issue ages higher than age 54, the maximum is reached at an earlier Policy year, and may be reduced to zero over a shorter number of years.

  Effect of Premium Payment Pattern. An Owner may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in the first Policy year or paying more than one Target Premium in any Policy year could reduce the Owner's total sales charges over time. For example, an Owner, paying ten Target Premiums of $1,000 each would pay total premium sales charges of $400 and be subject to a maximum Contingent Deferred Sales Charge of $780 if he paid $1,000 in each of the first ten Policy years, but would pay only a $200 premium sales charge and $520 Contingent Deferred Sales Charge if he paid $2,000 (i.e., two times the Target Premium amount) in every other Policy year up to the tenth Policy year. However, delaying the payment of Target Premiums to later Policy years could increase the risk that the Account Value will be insufficient to pay monthly Policy charges as they come due and that, as a result, the Policy will lapse and eventually terminate. See "Default". Conversely, accelerating the payment of Target

Premiums to earlier Policy years could cause aggregate premiums paid to exceed the Policy's 7-pay premium limit and, as a result, cause the Policy to become a modified endowment, with adverse tax consequences to the Owner upon receipt of Policy distributions. See "Premiums--7-Pay Premium Limit".

ADMINISTRATIVE SURRENDER CHARGE

  A charge is made if the Policy is surrendered or lapses in the first nine Policy years to recover administrative expenses relating to the Policy which would not otherwise be recouped. The maximum charge in Policy years 1 through 7 is $5 per $1,000 of current Sum Insured, in Policy year 8 is $4 per $1,000 of current Sum Insured and in Policy year 9 is $3 per $1,000 of current Sum Insured.

  This charge is made to compensate JHVLICO for expenses incurred in connection with the underwriting, issuance and maintenance of the Policy which may not be recovered upon the early surrender or lapse of the Policy.

REDUCED CHARGES FOR ELIGIBLE GROUPS

  The sales charges, Administrative Surrender Charge and Issue Charge (described below) otherwise applicable may be reduced with respect to Policies issued to a class of associated individuals or to a trustee, employer or similar entity where JHVLICO anticipates that the sales to the members of the class will result in lower than normal sales or administrative expenses. These reductions will be made in accordance with JHVLICO's rules in effect at the time of the application for a Policy. The factors considered by JHVLICO in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated persistency of the Policies; the size of the class of associated individuals and the number of years it has been in existence; and any other such circumstances which justify a reduction in sales or administrative expenses. Any reduction will be reasonable and will apply uniformly to all prospective Policy purchasers in the class and will not be unfairly discriminatory to the interests of any owner.

CHARGES DEDUCTED FROM ACCOUNT VALUE OR ASSETS

  The following charges are deducted from Account Value or assets:

  Issue Charge. JHVLICO will deduct monthly from Account Value an Issue Charge equal to $20 per month for the first 12 Policy months to compensate JHVLICO for expenses incurred in connection with the issuance of the Policy, other than sales expenses. Such expenses include medical examinations, insurance underwriting costs and costs incurred in processing applications and establishing permanent Policy records.

  Maintenance charge. JHVLICO will deduct from the Account Value a monthly charge not to exceed $8 for all Policy years. The current monthly charge is $6.

  This charge is to compensate JHVLICO for administrative expenses, including recordkeeping, processing death claims and surrenders, making Policy changes, reporting and other communications to Owners and other similar expense and overhead costs.

  Insurance Charge. The insurance charge deducted monthly from Account Value is based on the attained age of the insured and the amount at risk. The amount at risk is the difference between the current death benefit and the Account Value. The amount of the insurance charge is determined by multiplying JHVLICO's then current monthly rate for insurance by the amount at risk.

  Current monthly rates for insurance are based on the sex, age, smoking status and underwriting class of the insured and the length of time the Policy has been in effect. JHVLICO will review these rates at least every 5 years, and may change these rates from time to time based on JHVLICO's expectations of future experience. However, these rates will never be more than the guaranteed maximum rates based on the 1980 Commissioners' Standard Ordinary Mortality Tables set forth in the Policy.

  A reduction in the insurance charge may be made to a Policy beginning on the first day of the first month in the tenth Policy year. This reduction is not guaranteed but it is JHVLICO's present intention to effect this reduction in the tenth and following Policy years as long as the Policy is in force.

  The amount of the reduction will depend upon the length of time the Policy has been in force. In the tenth Policy year the monthly insurance charge will be reduced by an amount equal to a percentage of the then Account Value. This percentage will begin at an effective annual rate of .20% in the tenth Policy year and increase annually by .01% through and including the thirtieth Policy year. Thereafter the percentage reduction each year the Policy remains in force will be at an effective annual rate of .40%.

  For example, it is expected that the reduction percentage in Policy year 11 would be at an effective annual rate of .21%, in Policy year 20 would be .30% and in Policy year 30 would be .40%.

  JHVLICO reserves the right to modify or discontinue this reduction. Because the Policies were first offered for sale in 1994, no reductions have yet been made.

  Lower current insurance rates are offered at most ages for insureds who are eligible for the preferred underwriting class of the Policy.

  JHVLICO also charges lower current insurance rates under a Policy with a current Sum Insured of $250,000 or higher, but these lower rates are not contractually guaranteed and may be withdrawn at some future date.

  Charge for Mortality and Expense Risks. A daily charge is deducted from the variable Subaccounts for mortality and expense risks assumed by JHVLICO at a maximum effective annual rate of .90% of the value of the assets of each variable Subaccount attributable to the Policy. The current charge is at an effective annual rate of .60%. This charge begins when amounts under a Policy are first allocated to the Account. The mortality risk assumed is that insureds may live for a shorter period of time than estimated and, therefore, a greater amount of death benefit than expected will be payable in relation to the amount of premiums received. The expense risk assumed is that expenses incurred in issuing and administering the Policies will be greater than estimated. JHVLICO will realize a gain from this charge to the extent it is not needed to provide for benefits and expenses under the Policies.

  Charges for Extra Mortality Risks. An insured who does not qualify for the standard or preferred underwriting class must pay an additional charge because of the extra mortality risk. The level of the charge depends upon the age of the insured and the degree of extra mortality risk. This additional charge is deducted monthly from Account Value. Alternatively, the charge may take the form of an additional insurance charge as described above.

  Charges for Optional Rider Benefits. An additional charge must be paid if the Owner elects to purchase any optional insurance benefit by Policy rider. Any such additional charge is deducted monthly from Account Value.

  Charges for Taxes. Currently no charge is made against Account Value for JHVLICO's Federal income taxes but if JHVLICO incurs, or expects to incur, income taxes attributable to the Account or this class of Policies in future years, it reserves the right to make a charge, and any charge would affect what the Subaccounts earn. Charges for other taxes, if any, attributable to the Subaccounts may also be made.

  Charge for Partial Withdrawal. JHVLICO will deduct a charge in the amount of $20 on a partial withdrawal of Surrender Value, as described under "Account Value and Surrender Value". The charge will be deducted from Account Value. The charge is to compensate JHVLICO for the administrative expenses of effecting the withdrawal.

  Fund Investment Management Fees and Other Fund Expenses. The Account purchases shares of the Funds at net asset value, a value which reflects the deduction from the assets of each Fund of its investment management fees and certain non-advisory Fund operating expenses, which are described briefly in the Summary of this Prospectus. For a full description of these deductions, see the attached Prospectuses for the Funds.

  The monthly deductions from Account Value described above are deducted on the date of issue and on each monthly processing date thereafter. These deductions are made from the Subaccounts in proportion to the amount of Account Value in each. For each month that JHVLICO is unable to deduct any charge because there is insufficient Account Value, the uncollected charges will accumulate and be deducted when and if sufficient Account Value is available.

GUARANTEE OF PREMIUMS AND CERTAIN CHARGES

  The Policy's Guaranteed Death Benefit Premium is guaranteed not to increase. The state premium tax charge, the Federal DAC Tax charge, the Administrative Surrender Charge, the Issue Charge and the charge for partial withdrawals are guaranteed not to increase over the life of the Policy. The maintenance charge, the sales charges, the mortality and expense risk charge, and the insurance charge are guaranteed not to exceed the maximums set forth in the Policy.

                            DISTRIBUTION OF POLICIES

  Applications are solicited by agents who are licensed by state insurance authorities to sell JHVLICO's Policies and who are also registered representatives ("representatives") of John Hancock Distributors, Inc. ("Distributors"), an indirect wholly-owned subsidiary of John Hancock located at 197 Clarendon Street, Boston, MA 02117, or other broker-dealer firms, as discussed below. John Hancock performs insurance underwriting and determines whether to accept or reject the application for a Policy and each insured's risk classification. Pursuant to a sales agreement among John Hancock, Distributors, JHVLICO, and the Account, Distributors acts as the principal underwriter of the Policies. The sales agreement will remain in effect until terminated upon sixty days' written notice by any party. JHVLICO will make the appropriate refund if a Policy ultimately is not issued or is returned under the short-term cancellation provision. Officers and employees of John Hancock and JHVLICO are covered by a blanket bond by a commercial carrier in the amount of $25 million.

  Distributors' representatives are compensated for sales of the Policies on a commission and service fee basis by Distributors, and JHVLICO reimburses Distributors for such compensation and for other direct and indirect expenses (including agency expense allowances, general agent, district manager and supervisor's compensation, agent's training allowances, deferred compensation and insurance benefits of agents, general agents, district managers and supervisors, agency office clerical expenses and advertising) actually incurred in connection with the marketing and sale of the Policies.

  The maximum commission payable to a John Hancock representative for selling a Policy is 45% of the Target Premium paid in the first Policy year, 7.5% of the Target Premium paid in the second Policy year, and 5% of the

Target Premium paid in each year thereafter. The maximum commission on any premium paid in any year in excess of the Target Premium is 3%.

  Representatives with less than four years of service with Distributors and those compensated on salary plus bonus or level commission programs may be paid on a different basis. Representatives who meet certain productivity and persistency standards with respect to the sale of policies issued by JHVLICO and John Hancock will be eligible for additional compensation.

  Distributors is registered with the Commission under the Securities Exchange Act of 1934 as a broker-dealer, is a member of the National Association of Securities Dealers, Inc., and is a member of the Securities Investor Protection Corporation. The Policies are also sold through other registered broker-dealers that have entered into selling agreements with Distributors and whose representatives are authorized by applicable law to sell variable life insurance policies. The commissions which will be paid by such broker-dealers to their representatives will be in accordance with their established rules. The commission rates may be more or less than those set forth above for Distributors' representatives. In addition, their qualified registered representatives may be reimbursed by the broker-dealers under expense reimbursement allowance programs in any year for approved voucherable expenses incurred. Distributors will compensate the broker-dealers as provided in the selling agreements, and JHVLICO will reimburse Distributors for such amounts and for certain other direct expenses in connection with marketing the Policies through other broker-dealers. In addition, these representatives may earn "credits" toward qualification for attendance at certain business meetings sponsored by John Hancock.

  Distributors serves as principal underwriter for other separate accounts registered under the 1940 Act: John Hancock Variable Annuity Accounts U, I and V, John Hancock Mutual Variable Life Insurance Account UV and John Hancock Variable Life Accounts V and S. Distributors is also the principal underwriter for John Hancock Variable Series Trust I.

                               TAX CONSIDERATIONS

  The below description of Federal income tax consequences is only a brief summary and is not intended as tax advice. For further information consult a qualified tax advisor. Federal, state and local tax laws can change from time to time and, as a result, the tax consequences to the Owner and beneficiary may be altered.

POLICY PROCEEDS

  Although the Policy contains provisions not found in fixed benefit life insurance policies, JHVLICO believes the Policy will receive the same Federal income and estate tax treatment. Section 7702 of the Internal Revenue Code ("Code") defines life insurance for Federal tax purposes. See "Death Benefits--Definition of Life Insurance". If certain standards are met at issue and over the life of the Policy, the Policy will come within that definition. JHVLICO will monitor compliance with these standards. Furthermore, JHVLICO reserves the right to make any changes in the Policy necessary to ensure the Policy is within the definition of life insurance.

  If the Policy complies with the definition of life insurance, JHVLICO believes the death benefit under the Policy will be excludable from the beneficiary's gross income under Section 101 of the Code. In addition, increases in Account Value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are actually received through withdrawal, surrender or other distributions.

  A surrender, lapse or partial withdrawal may have tax consequences. For example, the Owner will be taxed on a surrender to the extent that the Account Value exceeds the premiums paid under the Policy, ignoring premiums paid for riders. But under certain circumstances within the first 15 Policy years, the Owner may be taxed on a withdrawal of Policy values even if total withdrawals do not exceed total premiums paid.

  JHVLICO also believes that, except as noted below, loans received under the Policy will be treated as indebtedness of an Owner and that no part of any loan will constitute income to the Owner. However, the amount of any loan outstanding will be taxed to the Owner if the Policy lapses.

  Distributions under Policies on which premiums greater than the "7-pay" limit (see "Premiums--7-Pay Premium Limit") have been paid will be treated as distributions from a "modified endowment," which are subject to special taxation based on Federal tax law. The Owner of such a Policy will be taxed on distributions such as loans, surrenders and partial withdrawals to the extent of any income (gain) to the Owner (income-first basis). The distributions affected will be those made on or after, and within the two year period prior to, the time the Policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on affected income distributed before the Owner attains age59 1/2.

  Furthermore, any time there is a "material change" in a Policy (such as the addition of certain other Policy benefits after issue, or reinstatement of a lapsed Policy), the Policy will be subject to a new "7-pay" test, with the possibility of a tax on distributions if it were subsequently to become a modified endowment. Moreover, if benefits under a Policy are reduced (such as a reduction in the Sum Insured or death benefit or the reduction or cancellation of certain rider benefits, or Policy termination) during the 7 years in which the 7-pay test is being applied, the 7-pay limit will be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the Policy will become a modified endowment.

  All modified endowments issued by the same insurer (or affiliates) to the Owner during any calendar year generally will be treated as one contract for the purpose of applying the modified endowment rules. Your tax advisor should be consulted if you have questions regarding the possible impact of the 7-pay limit on your Policy.

  Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary.

CHARGE FOR JHVLICO'S TAXES

  Except for the DAC Tax charge, JHVLICO currently makes no charge for Federal income taxes that may be attributable to this class of Policies. If JHVLICO incurs, or expects to incur, income taxes attributable to this class of Policies or any Subaccount in the future, it reserves the right to make a charge for those taxes.

  Under current laws, JHVLICO may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, charges for such taxes may be made.

CORPORATE AND H.R. 10 PLANS

  The Policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized.

              BOARD OF DIRECTORS AND EXECUTIVE OFFICERS OF JHVLICO

  The Directors and Executive Officers of JHVLICO and their principal occupations during the past five years are as follows:




   Directors                              Principal Occupations
   ---------                              ---------------------
   David                  F. D'Alessandro Chairman of the Board and Chief
                          Executive Officer of JHVLICO; President and Chief
                          Operating Officer, John Hancock Mutual Life Insurance
                          Company.
   Henry D. Shaw          Vice Chairman of the Board and President of JHVLICO;
                          Senior Vice President, John Hancock Mutual Life
                          Insurance Company.
   Thomas J. Lee          Director of JHVLICO; Vice President, John Hancock
                          Mutual Life Insurance Company.
   Michele G. Van Leer    Director of JHVLICO; Senior Vice President, John
                          Hancock Mutual Life Insurance Company.
   Ronald J. Bocage       Director, Vice President and Counsel of JHVLICO; Vice
                          President and Counsel, John Hancock Mutual Life
                          Insurance Company.
   Joseph A. Tomlinson    Director and Vice President of JHVLICO; Vice
                          President, John Hancock Mutual Life Insurance
                          Company.
   Robert R. Reitano      Director of JHVLICO; Vice President, John Hancock
                          Mutual Life Insurance Company.
   Robert S. Paster       Director of JHVLICO; Second Vice President, John
                          Hancock Mutual Life Insurance Company.
   Barbara L. Luddy       Director and Actuary of JHVLICO; Second Vice
                          President, John Hancock Mutual Life Insurance
                          Company.
   Daniel L. Ouellette    Vice President, Marketing, of JHVLICO; Vice
                          President, John Hancock Mutual Life Insurance
                          Company.
   Patrick F. Smith       Controller of JHVLICO; Assistant Controller, John
                          Hancock Mutual Life Insurance Company.



  The business address of all Directors and officers of JHVLICO is John Hancock Place, Boston, Massachusetts 02117.

                                    REPORTS

  At least once each Policy year a statement will be sent to the Owner setting forth the amount of the death benefit, Account Value, the portion of the Account Value in each Subaccount, Surrender Value, premiums received and charges deducted from premiums since the last report, and any outstanding Policy loan (and interest charged for the preceding Policy year) as of the last day of such year. Moreover, confirmations will be furnished to Owners of premium payments, transfers among Subaccounts, Policy loans, partial withdrawals and certain other Policy transactions.

  Owners will be sent semiannually a report containing the financial statements of the Funds, including a list of securities held in each Portfolio.

                               VOTING PRIVILEGES

  All of the assets in the variable Subaccounts of the Account are invested in shares of the corresponding Portfolios of the Funds. JHVLICO will vote the shares of each of the Portfolios of the Funds which are deemed attributable to qualifying variable life insurance policies and variable annuity contracts at regular and special meetings of the Funds' shareholders in accordance with instructions received from owners of such policies or contracts. Shares of the Funds held in the Account which are not attributable to such policies or contracts and shares for which instructions from owners are not received will be represented by JHVLICO at the meeting and will be voted for and against each matter in the same proportions as the votes based upon the instructions received from the owners of all such policies and contracts.

  The number of Fund shares held in each variable Subaccount deemed attributable to each owner is determined by dividing the amount of a Policy's Account Value held in the variable Subaccount by the net asset value of one share in the corresponding Fund Portfolio in which the assets of that variable Subaccount are invested. Fractional votes will be counted. The number of shares as to which the owner may give instructions will be determined as of the record date for the Funds' meetings.

  Owners of Policies may give instructions regarding the election of the Board of Trustees of each Fund, ratification of the selection of independent auditors, approval of Fund investment advisory agreements and other matters requiring a vote under the 1940 Act. Owners will be furnished information and forms by JHVLICO in order that voting instructions may be given.

  JHVLICO may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to change the investment objectives of the Portfolios or to approve or disapprove an investment advisory or underwriting contract for a Fund. JHVLICO also may disregard voting instructions in favor of changes initiated by an owner or a Fund's Board of Trustees in an investment policy, investment adviser or principal underwriter of the Fund, if JHVLICO (i) reasonably disapproves of such changes and (ii) in the case of a change of investment policy or investment adviser, makes a good-faith determination that the proposed change is contrary to state law or prohibited by state regulatory authorities or that the change would be inconsistent with a variable Subaccount's investment objectives or would result in the purchase of securities which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts of JHVLICO or of an affiliated life insurance company, which separate accounts have investment objectives similar to those of the variable Subaccount. In the event JHVLICO does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next semi-annual report to owners.

                         CHANGES THAT JHVLICO CAN MAKE

  The voting privileges described in this Prospectus are afforded based on JHVLICO's understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, JHVLICO reserves the right to proceed in accordance with any such revised requirements. JHVLICO also reserves the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which the Policies belong from the Account to another separate account or variable Subaccount by withdrawing the same percentage of each investment in the Account with appropriate adjustments to avoid odd lots and fractions, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be JHVLICO, an affiliate or John Hancock, (3) to deregister the Account under the 1940 Act, (4) to substitute for the

Portfolio shares held by a Subaccount any other investment permitted by law, and
(5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. JHVLICO would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

                                STATE REGULATION

  JHVLICO is subject to regulation and supervision by the Massachusetts Commissioner of Insurance who periodically examines its affairs. It also is subject to the applicable insurance laws and regulations of all jurisdictions in which it is authorized to do business.

  JHVLICO is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for purposes of determining solvency and compliance with local insurance laws and regulations.

                                 LEGAL MATTERS

  The legal validity of the Policies described in this Prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for JHVLICO. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised JHVLICO on certain Federal securities law matters in connection with the Policies.

                             REGISTRATION STATEMENT

  This Prospectus omits certain information contained in the Registration Statement which has been filed with the Commission. More details may be obtained from the Securities and Exchange Commission upon payment of the prescribed fee.

                                    EXPERTS

  The financial statements of JHVLICO and the Account included in this Prospectus have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon which appear elsewhere herein and have been included in reliance on their reports given on their authority as experts in accounting and auditing.
  Actuarial matters included in this Prospectus have been examined by Deborah A. Poppel, F.S.A., an Actuary of JHVLICO.

                              FINANCIAL STATEMENTS

  The financial statements of JHVLICO included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the Policies.

JOHN HANCOCK VARIABLE LIFE ACCOUNT U

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1997


                                Large Cap    Sovereign    International  Small Cap   International   Mid Cap    Large Cap
                                 Growth         Bond        Equities       Growth      Balanced       Growth      Value
                               Subaccount    Subaccount    Subaccount    Subaccount   Subaccount    Subaccount  Subaccount
                               -----------  ------------  -------------  ----------  -------------  ----------  ----------
ASSETS
Investments in shares of
 portfolios of John Hancock
 Variable Series Trust I, at
 value . . . . . . . . . . .   $84,901,398  $232,146,861   $17,097,290   $2,734,209    $714,519     $1,498,159  $6,514,000
Investments in shares of
 portfolios of M Fund Inc.,
 at value  . . . . . . . . .            --            --            --           --          --             --          --
Policy loans and accrued
 interest receivable . . . .    13,525,608    54,013,020     2,312,736           --          --             --          --
Receivable from:
 John Hancock Variable Series
  Trust I  . . . . . . . . .        20,774        95,821         6,020        6,107       2,687            298       8,354
 M Fund Inc. . . . . . . . .            --            --            --           --          --             --          --
                               -----------  ------------   -----------   ----------    --------     ----------  ----------
TOTAL ASSETS . . . . . . . .    98,447,780   286,255,702    19,416,046    2,740,316     717,206      1,498,457   6,522,354
LIABILITIES
Payable to John Hancock
 Variable Life Insurance
 Company . . . . . . . . . .        19,311        91,508         5,722        6,063       2,675            274       8,247
Asset charges payable  . . .         1,463         4,313           298           44          12             24         107
                               -----------  ------------   -----------   ----------    --------     ----------  ----------
TOTAL LIABILITIES  . . . . .        20,774        95,821         6,020        6,107       2,687            298       8,354
                               -----------  ------------   -----------   ----------    --------     ----------  ----------
NET ASSETS . . . . . . . . .   $98,427,006  $286,159,881   $19,410,026   $2,734,209    $714,519     $1,498,159  $6,514,000
                               ===========  ============   ===========   ==========    ========     ==========  ==========
                                  Money      Mid Cap       Special      Real Estate
                                 Market       Value     Opportunities     Equity
                               Subaccount   Subaccount   Subaccount     Subaccount
                               -----------  ----------  -------------  -------------
ASSETS
Investments in shares of       $52,325,203  $2,446,822   $10,287,366    $14,180,979
 portfolios of John Hancock
 Variable Series Trust I, at
 value . . . . . . . . . . .
Investments in shares of                --          --            --             --
 portfolios of M Fund Inc.,
 at value  . . . . . . . . .
Policy loans and accrued        13,282,628          --            --      2,061,136
 interest receivable . . . .
Receivable from:
 John Hancock Variable Series       51,609      24,870           168         23,348
  Trust I  . . . . . . . . .
 M Fund Inc. . . . . . . . .            --          --            --             --
                               -----------  ----------   -----------    -----------
TOTAL ASSETS . . . . . . . .    65,659,440   2,471,692    10,287,534     16,266,463
LIABILITIES
Payable to John Hancock             50,609      24,831            --         24,099
 Variable Life Insurance
 Company . . . . . . . . . .
Asset charges payable  . . .         1,000          39           168            249
                               -----------  ----------   -----------    -----------
TOTAL LIABILITIES  . . . . .        51,609      24,870           168         24,348
                               -----------  ----------   -----------    -----------
NET ASSETS . . . . . . . . .   $65,607,831  $2,446,822   $10,287,366    $16,242,115
                               ===========  ==========   ===========    ===========



---------
See accompanying notes.

JOHN HANCOCK VARIABLE LIFE ACCOUNT U

DECEMBER 31, 1997


                                                                            Short-Term
                                                  Growth &                     U.S.     Small Cap   International    Equity
                                                   Income       Managed     Government    Value     Opportunities    Index
                                                 Subaccount    Subaccount   Subaccount  Subaccount   Subaccount    Subaccount
                                                ------------  ------------  ----------  ----------  -------------  ----------
ASSETS
Investments in shares of portfolios of John
 Hancock Variable Series Trust I, at value  .   $783,532,141  $343,560,761   $409,571   $3,342,888   $2,526,943    $7,576,153
Investments in shares of portfolios of M Fund
 Inc., at value . . . . . . . . . . . . . . .             --            --         --           --           --            --
Policy loans and accrued interest receivable     151,132,735    67,266,604         --           --           --            --
Receivable from:
 John Hancock Variable Series Trust I . . . .        277,023        36,784         24        5,067       20,678        19,319
 M Fund Inc.  . . . . . . . . . . . . . . . .             --            --         --           --           --            --
                                                ------------  ------------   --------   ----------   ----------    ----------
TOTAL ASSETS  . . . . . . . . . . . . . . . .    934,941,899   410,864,149    409,595    3,347,955    2,547,621     7,595,472
LIABILITIES
Payable to John Hancock Variable Life
 Insurance Company  . . . . . . . . . . . . .        263,118        30,659         17        5,013       20,636        19,195
Asset charges payable . . . . . . . . . . . .         13,905         6,125          7           54           40           124
                                                ------------  ------------   --------   ----------   ----------    ----------
TOTAL LIABILITIES . . . . . . . . . . . . . .        277,023        36,784         24        5,067       20,678        19,319
                                                ------------  ------------   --------   ----------   ----------    ----------
NET ASSETS  . . . . . . . . . . . . . . . . .   $934,664,876  $410,827,365   $409,571   $3,342,888   $2,526,943    $7,576,153
                                                ============  ============   ========   ==========   ==========    ==========
                                                              Turner      Edinburgh       Frontier
                                                Strategic      Core     International     Capital
                                                   Bond       Growth       Equity       Appreciation
                                                Subaccount  Subaccount   Subaccount      Subaccount
                                                ----------  ----------  -------------  --------------
ASSETS
Investments in shares of portfolios of John     $1,365,657   $     --     $     --        $     --
 Hancock Variable Series Trust I, at value  .
Investments in shares of portfolios of M Fund           --    120,173      160,606         380,816
 Inc., at value . . . . . . . . . . . . . . .
Policy loans and accrued interest receivable            --         --           --              --
Receivable from:
 John Hancock Variable Series Trust I . . . .        3,139         --           --              --
 M Fund Inc.  . . . . . . . . . . . . . . . .           --          2            3               6
                                                ----------   --------     --------        --------
TOTAL ASSETS  . . . . . . . . . . . . . . . .    1,368,796    120,175      160,609         380,822
LIABILITIES
Payable to John Hancock Variable Life                3,117         --           --              --
 Insurance Company  . . . . . . . . . . . . .
Asset charges payable . . . . . . . . . . . .           22          2            3               6
                                                ----------   --------     --------        --------
TOTAL LIABILITIES . . . . . . . . . . . . . .        3,139          2            3               6
                                                ----------   --------     --------        --------
NET ASSETS  . . . . . . . . . . . . . . . . .   $1,365,657   $120,173     $160,606        $380,816
                                                ==========   ========     ========        ========



---------
See accompanying notes.

JOHN HANCOCK VARIABLE LIFE ACCOUNT U

STATEMENTS OF OPERATIONS

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,




                                        Large Cap Growth Subaccount              Sovereign Bond Subaccount
                                   --------------------------------------  --------------------------------------
                                      1997         1996          1995         1997         1996          1995
                                   -----------  ------------  -----------  -----------  ------------  -----------
Investment income:
 Distributions received from:
  John Hancock Variable Series
   Trust I . . . . . . . . . . .   $ 7,675,850  $ 9,763,606   $ 3,899,925  $17,409,990  $15,986,241   $16,214,565
  M Fund Inc.  . . . . . . . . .            --           --            --           --           --            --
 Interest income on policy loans       875,892      881,144       755,070    3,926,698    3,908,756     3,820,851
                                   -----------  -----------   -----------  -----------  -----------   -----------
Total investment income  . . . .     8,551,742   10,644,750     4,654,995   21,336,688   19,894,997    20,035,416
Expenses:
 Mortality and expense
  risks  . . . . . . . . . . . .       480,057      381,331       278,461    1,514,127    1,444,137     1,372,266
                                   -----------  -----------   -----------  -----------  -----------   -----------
Net investment income
 (loss)  . . . . . . . . . . . .     8,071,685   10,263,419     4,376,534   19,822,561   18,450,860    18,663,150
Net realized and unrealized gain
 (loss) on investments:
 Net realized gain (loss)  . . .     4,216,904      840,044       465,096    1,088,488      690,912       331,252
 Net unrealized appreciation
  (depreciation) during the
  period . . . . . . . . . . . .     7,920,403     (889,487)    6,578,435    2,987,952   (8,059,332)   18,687,187
                                   -----------  -----------   -----------  -----------  -----------   -----------
Net realized and unrealized gain
 (loss) on investments . . . . .    12,137,307      (49,443)    7,043,531    4,076,440   (7,368,420)   19,018,439
                                   -----------  -----------   -----------  -----------  -----------   -----------
Net increase (decrease) in net
 assets resulting from operations  $20,208,992  $10,213,976   $11,420,065  $23,899,001  $11,082,440   $37,681,589
                                   ===========  ===========   ===========  ===========  ===========   ===========
                                                                            Small Cap
                                        International Equities               Growth          International Balanced
                                              Subaccount                   Subaccount              Subaccount
                                   ----------------------------------  -------------------   -----------------------
                                      1997          1996       1995      1997      1996*        1997          1996*
                                   ------------  ----------  --------  ---------  ---------  ------------  -----------
Investment income:
 Distributions received from:
  John Hancock Variable Series     $   840,616   $  166,193  $114,316  $    976   $  1,207    $ 30,867       $2,850
   Trust I . . . . . . . . . . .
  M Fund Inc.  . . . . . . . . .            --           --        --        --         --          --           --
 Interest income on policy loans       170,905      161,938   146,076        --         --          --           --
                                   -----------   ----------  --------  --------   --------    --------       ------
Total investment income  . . . .     1,011,521      328,131   260,392       976      1,207      30,867        2,850
Expenses:
 Mortality and expense
  risks  . . . . . . . . . . . .       107,415       85,694    65,044    11,175      2,956       2,758          301
                                   -----------   ----------  --------  --------   --------    --------       ------
Net investment income                  904,106      242,437   195,348   (10,199)    (1,749)     28,109        2,549
 (loss)  . . . . . . . . . . . .
Net realized and unrealized gain (loss) on investments:
 Net realized gain (loss)  . . .       209,781      254,188   294,206    34,153     (2,047)     12,000           65
 Net unrealized appreciation
  (depreciation) during the         (2,036,425)
  period . . . . . . . . . . . .   -----------      676,006   353,155   226,085    (24,023)    (41,999)       3,632
                                                 ----------  --------  --------   --------    --------       ------
Net realized and unrealized gain
 (loss) on investments . . . . .    (1,826,644)     930,194   647,361   260,238    (26,070)    (29,999)       3,697
                                   -----------   ----------  --------  --------   --------    --------       ------
Net increase (decrease) in net
 assets resulting from operations  $  (922,538)  $1,172,631  $842,709  $250,039   $(27,819)   $ (1,890)      $6,246
                                   ===========   ==========  ========  ========   ========    ========       ======



---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE ACCOUNT U

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                               Mid Cap Growth      Large Cap Value
                                                 Subaccount           Subaccount           Money Market Subaccount
                                             ------------------   ------------------  ----------------------------------
                                               1997      1996*      1997     1996*       1997        1996        1995
                                             ---------  --------  --------  --------  ----------  ----------  ----------
Investment income:
 Distributions received from:
  John Hancock Variable Series
   Trust I . . . . . . . . . . . . . . . .   $     --   $ 1,635   $266,440  $ 72,511  $2,746,662  $2,527,378  $2,690,892
  M Fund Inc.  . . . . . . . . . . . . . .         --        --         --        --                      --          --
 Interest income on policy loans . . . . .         --        --         --        --     957,390     929,499     952,455
                                             --------   -------   --------  --------  ----------  ----------  ----------
Total investment income  . . . . . . . . .         --     1,635    266,440    72,511   3,704,052   3,456,877   3,643,347
Expenses:
 Mortality and expense risks . . . . . . .      5,801       814     25,295     8,169     361,409     342,603     340,195
                                             --------   -------   --------  --------  ----------  ----------  ----------
Net investment income (loss) . . . . . . .     (5,801)      821    241,145    64,342   3,342,641   3,114,274   3,303,152
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain . . . . . . . . . . . .        394     1,295    217,073    11,265          --          --          --
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .    199,441    (3,899)   532,936   197,424          --          --          --
                                             --------   -------   --------  --------  ----------  ----------  ----------
Net realized and unrealized gain (loss) on
 investments . . . . . . . . . . . . . . .    199,835    (2,604)   750,009   208,689          --          --          --
                                             --------   -------   --------  --------  ----------  ----------  ----------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . .   $194,034   $(1,783)  $991,154  $273,031  $3,342,641  $3,114,274  $3,303,152
                                             ========   =======   ========  ========  ==========  ==========  ==========
                                               Mid Cap Value
                                                Subaccount        Special Opportunities Subaccount
                                             ------------------  ----------------------------------
                                               1997      1996*       1997         1996        1995
                                             ---------  -------  -------------  ---------  -----------
Investment income:
 Distributions received from:
  John Hancock Variable Series               $178,590   $ 7,418  $ 1,022,881    $265,602    $ 39,684
   Trust I . . . . . . . . . . . . . . . .
  M Fund Inc.  . . . . . . . . . . . . . .         --        --           --          --          --
 Interest income on policy loans . . . . .         --        --           --          --          --
                                             --------   -------  -----------    --------    --------
Total investment income  . . . . . . . . .    178,590     7,418    1,022,881     265,602      39,684
Expenses:
 Mortality and expense risks . . . . . . .      6,329       580       54,469      23,603       3,373
                                             --------   -------  -----------    --------    --------
Net investment income (loss) . . . . . . .    172,261     6,838      968,412     241,999      36,311
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain . . . . . . . . . . . .    121,152     1,099      533,297     125,955      11,582
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .    (86,033)   23,234   (1,073,252)    615,079     124,460
                                             --------   -------  -----------    --------    --------
Net realized and unrealized gain (loss) on
 investments . . . . . . . . . . . . . . .     35,119    24,333     (539,955)    741,034     136,042
                                             --------   -------  -----------    --------    --------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . .   $207,380   $31,171  $   428,457    $983,033    $172,353
                                             ========   =======  ===========    ========    ========



---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE ACCOUNT U

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,



                                        Real Estate Equity Subaccount           Growth & Income Subaccount
                                       --------------------------------  ----------------------------------------
                                          1997        1996       1995        1997          1996          1995
                                       ----------  ----------  --------  ------------  ------------  ------------
Investment income:
 Distributions received from:
  John Hancock Variable Series Trust
   I . . . . . . . . . . . . . . . .   $  957,079  $  477,763  $409,525  $ 99,799,718  $ 78,415,408  $ 51,822,706
  M Fund Inc.  . . . . . . . . . . .           --          --        --            --            --            --
 Interest income on policy
  loans  . . . . . . . . . . . . . .      140,515     117,955   121,494    10,448,315     9,420,070     8,594,774
                                       ----------  ----------  --------  ------------  ------------  ------------
Total investment income  . . . . . .    1,097,596     595,718   531,019   110,248,033    87,835,478    60,417,480
Expenses:
 Mortality and expense risks . . . .       76,454      50,069    41,982     4,658,703     3,854,562     3,246,229
                                       ----------  ----------  --------  ------------  ------------  ------------
Net investment income  . . . . . . .    1,021,142     545,649   489,037   105,589,330    83,980,916    57,171,251
Net realized and unrealized gain
 (loss) on investments:
 Net realized gain (loss)  . . . . .      551,925       9,177    97,602    16,543,458    15,416,898     6,161,063
 Net unrealized appreciation
  (depreciation) during the period .      447,661   1,862,071   184,090    67,250,127    12,987,718    81,121,360
                                       ----------  ----------  --------  ------------  ------------  ------------
Net realized and unrealized gain
 (loss) on investments . . . . . . .      999,586   1,871,248   281,692    83,793,585    28,404,616    87,282,423
                                       ----------  ----------  --------  ------------  ------------  ------------
Net increase in net assets resulting
 from operations . . . . . . . . . .   $2,020,728  $2,416,897  $770,729  $189,382,915  $112,385,532  $144,453,674
                                       ==========  ==========  ========  ============  ============  ============
                                                                                     Short-Term U.S.
                                                 Managed Subaccount               Government Subaccount
                                       ---------------------------------------  -------------------------
                                          1997          1996          1995       1997     1996       1995
                                       -----------  -------------  -----------  -------  --------  --------
Investment income:
 Distributions received from:
  John Hancock Variable Series Trust   $32,757,460  $ 37,103,617   $26,974,536  $22,079  $11,196    $2,910
   I . . . . . . . . . . . . . . . .
  M Fund Inc.  . . . . . . . . . . .            --            --            --       --       --        --
 Interest income on policy
  loans  . . . . . . . . . . . . . .     4,669,363     4,337,281     3,999,425       --       --        --
                                       -----------  ------------   -----------  -------  -------    ------
Total investment income  . . . . . .    37,426,823    41,440,898    30,973,961   22,079   11,196     2,910
Expenses:
 Mortality and expense risks . . . .     2,111,314     1,886,000     1,677,243    2,202    1,201       312
                                       -----------  ------------   -----------  -------  -------    ------
Net investment income  . . . . . . .    35,315,509    39,554,898    29,296,718   19,877    9,995     2,598
Net realized and unrealized gain
 (loss) on investments:
 Net realized gain (loss)  . . . . .     5,663,060     3,870,923     2,658,955      235     (922)      945
 Net unrealized appreciation
  (depreciation) during the period .    16,843,903   (11,548,110)   30,787,175    1,405   (1,542)    1,166
                                       -----------  ------------   -----------  -------  -------    ------
Net realized and unrealized gain
 (loss) on investments . . . . . . .    22,506,963    (7,677,187)   33,446,130    1,640   (2,464)    2,111
                                       -----------  ------------   -----------  -------  -------    ------
Net increase in net assets resulting
 from operations . . . . . . . . . .   $57,822,472  $ 31,877,711   $62,742,848  $21,517  $ 7,531    $4,709
                                       ===========  ============   ===========  =======  =======    ======



---------
See accompanying notes.

JOHN HANCOCK VARIABLE LIFE ACCOUNT U

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                       Small Cap
                                         Value         International Opportunities       Equity Index       Strategic Bond
                                      Subaccount                Subaccount                Subaccount          Subaccount
                                   ------------------  ----------------------------   -------------------  -----------------
                                     1997      1996*        1997           1996*         1997      1996*    1997      1996*
                                   ---------  -------  ---------------  ------------  ----------  -------  --------  -------
Investment income:
 Distributions received from:
  John Hancock Variable Series
   Trust I . . . . . . . . . . .   $256,363   $23,766    $  35,111        $ 5,965     $  220,686  $ 7,847  $84,597   $29,029
  M Fund Inc.  . . . . . . . . .         --        --           --             --             --       --       --        --
 Interest income on policy
  loans  . . . . . . . . . . . .         --        --           --             --             --       --       --        --
                                   --------   -------    ---------        -------     ----------  -------  -------   -------
Total investment income  . . . .    256,363    23,766       35,111          5,965        220,686    7,847   84,597    29,029
Expenses:
 Mortality and expense risks . .     10,530     2,451       11,575          3,038         28,637      575    5,827     1,782
                                   --------   -------    ---------        -------     ----------  -------  -------   -------
Net investment income (loss) . .    245,833    21,315       23,536          2,927        192,049    7,272   78,770    27,247
Net realized and unrealized gain
 (loss) on investments:
 Net realized gain (loss)  . . .    129,604       891       78,058            304         38,987    3,982    5,891     1,518
 Net unrealized appreciation
  (depreciation) during the
  period . . . . . . . . . . . .    (32,439)   49,892     (141,034)        57,387      1,193,531   13,544   (3,195)    6,688
                                   --------   -------    ---------        -------     ----------  -------  -------   -------
Net realized and unrealized gain
 (loss) on investments . . . . .     97,165    50,783      (62,976)        57,691      1,232,518   17,526    2,696     8,206
                                   --------   -------    ---------        -------     ----------  -------  -------   -------
Net increase (decrease) in net
 assets resulting from operations  $342,998   $72,098    $ (39,440)       $60,618     $1,424,567  $24,798  $81,466   $35,453
                                   ========   =======    =========        =======     ==========  =======  =======   =======
                                                              Edinburgh               Frontier
                                   Turner Core Growth    International Equity   Capital Appreciation
                                       Subaccount             Subaccount             Subaccount
                                   -------------------  ---------------------   ---------------------
                                     1997      1996*      1997       1996*        1997        1996*
                                   ---------  --------  ---------  -----------  ---------  ------------
Investment income:
 Distributions received from:
  John Hancock Variable Series      $11,090    $  --     $   --     $    --      $    --     $    --
   Trust I . . . . . . . . . . .
  M Fund Inc.  . . . . . . . . .         --      415      2,278         255        8,986          --
 Interest income on policy
  loans  . . . . . . . . . . . .                  --         --          --           --          --
                                    -------    -----     ------     -------      -------     -------
Total investment income  . . . .     11,090      415      2,278         255        8,986
Expenses:
 Mortality and expense risks . .        505       31        746         122        1,464         112
                                    -------    -----     ------     -------      -------     -------
Net investment income (loss) . .     10,585      384      1,532         133        7,522        (112)
Net realized and unrealized gain
 (loss) on investments:
 Net realized gain (loss)  . . .      3,166     (238)       133      (1,091)       9,048      (1,199)
 Net unrealized appreciation
  (depreciation) during the          12,370
  period . . . . . . . . . . . .    -------      456      2,674        (345)      40,541       2,105
                                               -----     ------     -------      -------     -------
Net realized and unrealized gain
 (loss) on investments . . . . .     15,536      218      2,807      (1,436)      49,589         906
                                    -------    -----     ------     -------      -------     -------
Net increase (decrease) in net
 assets resulting from operations   $26,121    $ 602     $4,339     $(1,303)     $57,111     $   794
                                    =======    =====     ======     =======      =======     =======



---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE ACCOUNT U

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,




                                        Large Cap Growth Subaccount                  Sovereign Bond Subaccount
                                 -----------------------------------------   ------------------------------------------
                                     1997           1996          1995           1997           1996           1995
                                 -------------  -------------  ------------  -------------  -------------  -------------
Increase (decrease) in net
 assets from operations:
 Net investment income (loss)    $  8,071,685   $ 10,263,419   $ 4,376,534   $ 19,822,561   $ 18,450,860   $ 18,663,150
 Net realized gains
  (losses) . . . . . . . . . .      4,216,904        840,044       465,096      1,088,488        690,912        331,252
 Net unrealized appreciation
  (depreciation) during the
  period . . . . . . . . . . .      7,920,403       (889,487)    6,578,435      2,987,952     (8,059,332)    18,687,187
                                 ------------   ------------   -----------   ------------   ------------   ------------
Net increase (decrease) in net
 assets resulting from
 operations. . . . . . . . . .     20,208,992     10,213,976    11,420,065     23,899,001     11,082,440     37,681,589
From policyholder transactions:
 Net premiums from
  policyholders. . . . . . . .     18,819,133     20,123,261    12,618,748     31,136,450     34,090,208     31,560,554
 Net benefits to policyholders    (19,915,971)   (11,910,005)   (9,566,825)   (39,506,771)   (40,719,213)   (39,010,974)
 Net increase (decrease) in
  policy loans . . . . . . . .        (41,068)     2,044,193     1,614,283      1,612,490        897,069      2,053,700
                                 ------------   ------------   -----------   ------------   ------------   ------------
Net increase (decrease) in net
 assets resulting from
 policyholder
 transactions  . . . . . . . .     (1,137,906)    10,257,449     4,666,206     (6,757,831)    (5,731,936)    (5,396,720)
                                 ------------   ------------   -----------   ------------   ------------   ------------
Net increase in net assets . .     19,071,086     20,471,425    16,086,271     17,141,170      5,350,504     32,284,869
Net assets at beginning of
 period. . . . . . . . . . . .     79,355,920     58,884,495    42,798,224    269,018,711    263,668,207    231,383,338
                                 ------------   ------------   -----------   ------------   ------------   ------------
Net assets at end of
 period  . . . . . . . . . . .   $ 98,427,006   $ 79,355,920   $58,884,495   $286,159,881   $269,018,711   $263,668,207
                                 ============   ============   ===========   ============   ============   ============
                                                                                  Small Cap
                                                                                   Growth            International Balanced
                                    International Equities Subaccount            Subaccount                Subaccount
                                 ---------------------------------------   -----------------------   -----------------------
                                    1997          1996          1995          1997        1996*         1997         1996*
                                 ------------  ------------  ------------  -----------  -----------  -----------  ------------
Increase (decrease) in net
 assets from operations:
 Net investment income (loss)    $   904,106   $   242,437   $   195,348   $  (10,199)  $   (1,749)  $  28,109     $  2,549
 Net realized gains                  209,781       254,188       294,206       34,153       (2,047)     12,000           65
  (losses) . . . . . . . . . .
 Net unrealized appreciation
  (depreciation) during the       (2,036,425)
  period . . . . . . . . . . .   -----------       676,006       353,155      226,085      (24,023)    (41,999)       3,632
                                               -----------   -----------   ----------   ----------   ---------     --------
Net increase (decrease) in net      (922,538)    1,172,631       842,709      250,039      (27,819)     (1,890)       6,246
 assets resulting from
 operations. . . . . . . . . .
From policyholder transactions:
 Net premiums from                 6,398,146     8,485,184     4,546,347    1,906,439    1,361,402     602,033      216,486
  policyholders. . . . . . . .
 Net benefits to policyholders    (4,052,306)   (4,391,767)   (4,766,724)    (626,114)    (129,738)   (102,953)      (5,403)
 Net increase (decrease) in
  policy loans . . . . . . . .        41,466       287,879       192,805           --           --          --           --
                                 -----------   -----------   -----------   ----------   ----------   ---------     --------
Net increase (decrease) in net
 assets resulting from             2,387,306     4,381,296       (27,572)   1,280,325    1,231,664     499,080      211,083
 policyholder                    -----------   -----------   -----------   ----------   ----------   ---------     --------
 transactions  . . . . . . . .
Net increase in net assets . .     1,464,768     5,553,927       815,137    1,530,364    1,203,845     497,190      217,329
Net assets at beginning of
 period. . . . . . . . . . . .    17,945,258    12,391,331    11,576,194    1,203,845           --     217,329           --
                                 -----------   -----------   -----------   ----------   ----------   ---------     --------
Net assets at end of
 period  . . . . . . . . . . .   $19,410,026   $17,945,258   $12,391,331   $2,734,209   $1,203,845   $ 714,519     $217,329
                                 ===========   ===========   ===========   ==========   ==========   =========     ========



---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE ACCOUNT U

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                 Mid Cap Growth           Large Cap Value
                                   Subaccount                Subaccount                   Money Market Subaccount
                              ---------------------   ------------------------   ------------------------------------------
                                 1997       1996*        1997         1996*          1997           1996           1995
                              -----------  ---------  ------------  -----------  -------------  -------------  -------------
Increase (decrease) in net
 assets from operations:
 Net investment income
  (loss). . . . . . . . . .   $   (5,801)  $    821   $   241,145   $   64,342   $  3,342,641   $  3,114,274   $  3,303,152
 Net realized gains . . . .          394      1,295       217,073       11,265             --             --             --
 Net unrealized appreciation
  (depreciation) during the
  period. . . . . . . . . .      199,441     (3,899)      532,936      197,424             --             --             --
                              ----------   --------   -----------   ----------   ------------   ------------   ------------
Net increase (decrease) in
 net assets resulting from
 operations . . . . . . . .      194,034     (1,783)      991,154      273,031      3,342,641      3,114,274      3,303,152
From policyholder
 transactions:
 Net premiums from
  policyholders . . . . . .    1,031,218    599,576     3,739,319    2,999,086     19,023,054     15,561,906     11,104,365
 Net benefits to
  policyholders . . . . . .     (294,344)   (30,542)   (1,140,574)    (348,016)   (20,817,572)   (16,132,881)   (12,775,695)
 Net increase (decrease) in
  policy loans  . . . . . .           --         --            --           --        390,775       (260,051)      (323,666)
                              ----------   --------   -----------   ----------   ------------   ------------   ------------
Net increase (decrease) in
 net assets resulting from
 policyholder
 transactions . . . . . . .      736,874    569,034     2,598,745    2,651,070     (1,403,743)      (831,026)    (1,994,996)
                              ----------   --------   -----------   ----------   ------------   ------------   ------------
Net increase in net assets       930,908    567,251     3,589,899    2,924,101      1,938,898      2,283,248      1,308,156
Net assets at beginning of
 period . . . . . . . . . .      567,251         --     2,924,101           --     63,668,933     61,385,685     60,077,529
                              ----------   --------   -----------   ----------   ------------   ------------   ------------
Net assets at end of
 period . . . . . . . . . .   $1,498,159   $567,251   $ 6,514,000   $2,924,101   $ 65,607,831   $ 63,668,933   $ 61,385,685
                              ==========   ========   ===========   ==========   ============   ============   ============
                                  Mid Cap Value
                                   Subaccount            Special Opportunities Subaccount
                              ---------------------   --------------------------------------
                                 1997       1996*        1997          1996           1995
                              -----------  ---------  ------------  ------------  -------------
Increase (decrease) in net
 assets from operations:
 Net investment income        $  172,261   $  6,838   $   968,412   $   241,999    $   36,311
  (loss). . . . . . . . . .
 Net realized gains . . . .      121,152      1,099       533,297       125,955        11,582
 Net unrealized appreciation
  (depreciation) during the      (86,033)
  period. . . . . . . . . .   ----------     23,234    (1,073,252)      615,079       124,460
                                           --------   -----------   -----------    ----------
Net increase (decrease) in       207,380     31,171       428,457       983,033       172,353
 net assets resulting from
 operations . . . . . . . .
From policyholder
 transactions:
 Net premiums from             2,070,644    337,092     6,338,416     5,492,467     1,682,424
  policyholders . . . . . .
 Net benefits to                (190,430)    (9,035)   (3,379,629)   (1,284,991)     (182,908)
  policyholders . . . . . .
 Net increase (decrease) in
  policy loans  . . . . . .           --         --            --            --            --
                              ----------   --------   -----------   -----------    ----------
Net increase (decrease) in
 net assets resulting from     1,880,214    328,057     2,958,787     4,207,476     1,499,516
 policyholder                 ----------   --------   -----------   -----------    ----------
 transactions . . . . . . .
Net increase in net assets     2,087,594    359,228     3,387,244     5,190,509     1,671,869
Net assets at beginning of
 period . . . . . . . . . .      359,228         --     6,900,122     1,709,613        37,744
                              ----------   --------   -----------   -----------    ----------
Net assets at end of
 period . . . . . . . . . .   $2,446,822   $359,228   $10,287,366   $ 6,900,122    $1,709,613
                              ==========   ========   ===========   ===========    ==========



---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE ACCOUNT U

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,



                                            Real Estate Equity Subaccount                 Growth & Income Subaccount
                                       ---------------------------------------   --------------------------------------------
                                          1997          1996          1995           1997            1996            1995
                                       ------------  ------------  ------------  --------------  --------------  -------------
Increase in net assets from
 operations:
 Net investment income . . . . . . .   $ 1,021,142   $   545,649   $   489,037   $ 105,589,330   $  83,980,916   $ 57,171,251
 Net realized gains
 (losses)  . . . . . . . . . . . . .       551,925         9,177        97,602      16,543,458      15,416,898      6,161,063
 Net unrealized appreciation
 (depreciation) during the period  .       447,661     1,862,071       184,090      67,250,127      12,987,718     81,121,360
                                       -----------   -----------   -----------   -------------   -------------   ------------
Net increase in net assets resulting
 from operations . . . . . . . . . .     2,020,728     2,416,897       770,729     189,382,915     112,385,532    144,453,674
From policyholder transactions:
 Net premiums from policyholders . .     7,786,904     3,620,035     2,176,970      86,308,294      76,046,396     73,672,198
 Net benefits to
 policyholders . . . . . . . . . . .    (5,481,110)   (2,413,828)   (2,711,578)   (115,839,460)   (102,757,132)   (90,829,678)
 Net increase in policy
 loans . . . . . . . . . . . . . . .       265,517       156,802        30,224      18,568,293      11,816,577     10,173,483
                                       -----------   -----------   -----------   -------------   -------------   ------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions. . . . . . . . . . . .     2,571,311     1,363,009      (504,384)    (10,962,873)    (14,894,159)    (6,983,997)
                                       -----------   -----------   -----------   -------------   -------------   ------------
Net increase in net assets . . . . .     4,592,039     3,779,906       266,345     178,420,042      97,491,373    137,469,677
Net assets at beginning of
 period  . . . . . . . . . . . . . .    11,650,076     7,870,170     7,603,825     756,244,834     658,753,461    521,283,784
                                       -----------   -----------   -----------   -------------   -------------   ------------
Net assets at end of period  . . . .   $16,242,115   $11,650,076   $ 7,870,170   $ 934,664,876   $ 756,244,834   $658,753,461
                                       ===========   ===========   ===========   =============   =============   ============
                                                                                            Short-Term U.S.
                                                   Managed Subaccount                    Government Subaccount
                                       ------------------------------------------   -------------------------------
                                           1997           1996           1995         1997        1996        1995
                                       -------------  -------------  -------------  ----------  ---------  -----------
Increase in net assets from
 operations:
 Net investment income . . . . . . .   $ 35,315,509   $ 39,554,898   $ 29,296,718   $  19,877   $  9,995    $  2,598
 Net realized gains                       5,663,060      3,870,923      2,658,955         235       (922)        945
 (losses)  . . . . . . . . . . . . .
 Net unrealized appreciation
 (depreciation) during the period  .     16,843,903    (11,548,110)    30,787,175       1,405     (1,542)      1,166
                                       ------------   ------------   ------------   ---------   --------    --------
Net increase in net assets resulting     57,822,472     31,877,711     62,742,848      21,517      7,531       4,709
 from operations . . . . . . . . . .
From policyholder transactions:
 Net premiums from policyholders . .     40,318,523     40,512,423     38,619,260     278,114    328,192      94,623
 Net benefits to                        (54,498,285)   (52,043,620)   (47,824,820)   (218,771)   (90,988)    (21,753)
 policyholders . . . . . . . . . . .
 Net increase in policy
 loans . . . . . . . . . . . . . . .      4,761,829      4,766,548      5,387,424          --         --          --
                                       ------------   ------------   ------------   ---------   --------    --------
Net increase (decrease) in net assets
 resulting from policyholder             (9,417,933)
 transactions. . . . . . . . . . . .   ------------     (6,764,649)    (3,818,136)     59,343    237,204      72,870
                                                      ------------   ------------   ---------   --------    --------
Net increase in net assets . . . . .     48,404,539     25,113,062     58,924,712      80,860    244,735      77,579
Net assets at beginning of
 period  . . . . . . . . . . . . . .    362,422,826    337,309,764    278,385,052     328,711     83,976       6,397
                                       ------------   ------------   ------------   ---------   --------    --------
Net assets at end of period  . . . .   $410,827,365   $362,422,826   $337,309,764   $ 409,571   $328,711    $ 83,976
                                       ============   ============   ============   =========   ========    ========



---------

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE ACCOUNT U

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,



                                   Small Cap
                                     Value            International Opportunities       Equity Index
                                   Subaccount                 Subaccount                 Subaccount
                             ----------------------   ----------------------------  ---------------------
                                1997        1996*         1997          1996*          1997       1996*
                             -----------  ----------  -------------  -------------  -----------  ---------
Increase (decrease) in net
 assets from operations:
 Net investment income
  (loss) . . . . . . . . .   $  245,833   $  21,315    $   23,536     $    2,927    $  192,049   $  7,272
 Net realized gains
  (losses) . . . . . . . .      129,604         891        78,058            304        38,987      3,982
 Net unrealized
  appreciation
  (depreciation) during the
  period . . . . . . . . .      (32,439)     49,892      (141,034)        57,387     1,193,531     13,544
                             ----------   ---------    ----------     ----------    ----------   --------
Net increase (decrease) in
 net assets resulting from
 operations. . . . . . . .      342,998      72,098       (39,440)        60,618     1,424,567     24,798
From policyholder
 transactions:
 Net premiums from
  policyholders. . . . . .    2,466,836     925,601     1,969,364      1,364,628     6,068,371    350,310
 Net benefits to
  policyholders. . . . . .     (358,679)   (105,966)     (709,490)      (118,737)     (260,531)   (31,362)
 Net increase in policy
  loans. . . . . . . . . .           --          --            --             --            --         --
                             ----------   ---------    ----------     ----------    ----------   --------
Net increase in net assets
 resulting from
 policyholder transactions    2,108,157     819,635     1,259,874      1,245,891     5,807,840    318,948
                             ----------   ---------    ----------     ----------    ----------   --------
Net increase in net assets    2,451,155     891,733     1,220,434      1,306,509     7,232,407    343,746
Net assets at beginning of
 period. . . . . . . . . .      891,733          --     1,306,509             --       343,746         --
                             ----------   ---------    ----------     ----------    ----------   --------
Net assets at end of
 period  . . . . . . . . .   $3,342,888   $ 891,733    $2,526,943     $1,306,509    $7,576,153   $343,746
                             ==========   =========    ==========     ==========    ==========   ========
                                                                                                      Frontier
                                                         Turner Core            Edinburgh              Capital
                                Strategic Bond             Growth             International         Appreciation
                                  Subaccount             Subaccount         Equity Subaccount        Subaccount
                             ---------------------   -------------------   -------------------   -------------------
                                1997       1996*       1997      1996*       1997      1996*       1997       1996*
                             -----------  ---------  ---------  ---------  ---------  ---------  ---------  -----------
Increase (decrease) in net
 assets from operations:
 Net investment income       $   78,770   $ 27,247   $ 10,585   $    384   $  1,532   $    133   $  7,522    $   (112)
  (loss) . . . . . . . . .
 Net realized gains               5,891      1,518      3,166       (238)       133     (1,091)     9,048      (1,199)
  (losses) . . . . . . . .
 Net unrealized
  appreciation                   (3,195)     6,688     12,370        456      2,674       (345)    40,541       2,105
  (depreciation) during the  ----------   --------   --------   --------   --------   --------   --------    --------
  period . . . . . . . . .
Net increase (decrease) in       81,466     35,453     26,121        602      4,339     (1,303)    57,111         794
 net assets resulting from
 operations. . . . . . . .
From policyholder
 transactions:
 Net premiums from              807,985    718,958     91,440     26,825    146,796     68,170    327,804      58,477
  policyholders. . . . . .
 Net benefits to               (201,240)   (76,965)    (9,878)   (14,937)   (34,985)   (22,411)   (47,276)    (16,094)
  policyholders. . . . . .
 Net increase in policy
  loans. . . . . . . . . .           --         --         --         --         --         --         --          --
                             ----------   --------   --------   --------   --------   --------   --------    --------
Net increase in net assets
 resulting from                 606,745
 policyholder transactions   ----------    641,993     81,562     11,888    111,811     45,759    280,528      42,383
                                          --------   --------   --------   --------   --------   --------    --------
Net increase in net assets      688,211    677,446    107,683     12,490    116,150     44,456    337,639      43,177
Net assets at beginning of
 period. . . . . . . . . .      677,446         --     12,490         --     44,456         --     43,177          --
                             ----------   --------   --------   --------   --------   --------   --------    --------
Net assets at end of
 period  . . . . . . . . .   $1,365,657   $677,446   $120,173   $ 12,490   $160,606   $ 44,456   $380,816    $ 43,177
                             ==========   ========   ========   ========   ========   ========   ========    ========



---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE ACCOUNT U

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1997

1. ORGANIZATION

  John Hancock Variable Life Account U (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-one subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed and made available to policyholders. The twenty-one Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Sovereign Bond, International Equities, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Special Opportunities, Real Estate Equity, Growth & Income, Managed, Short-Term U.S. Government, Small Cap Value, International Opportunities, Equity Index, Strategic Bond, Turner Core Growth, Edinburgh International Equity and Frontier Capital Appreciation Portfolios. Each Portfolio has a different investment objective.

  The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

  The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES

ESTIMATES

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

VALUATION OF INVESTMENTS

  Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of Fund shares are determined on the basis of identified cost.

FEDERAL INCOME TAXES

  The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal

JOHN HANCOCK VARIABLE LIFE ACCOUNT U

2. SIGNIFICANT ACCOUNTING POLICIES--CONTINUED income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

EXPENSES

  JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at an annual rate of .50% of net assets (excluding policy loans) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

  JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account. With respect to the single premium policy, during the first nine years after policy issue, JHVLICO assesses a contingent deferred sales charge at varying levels in the event of early surrender of the variable life insurance policy.

POLICY LOANS

  Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyowner indebtedness) and compounded daily.

3. TRANSACTIONS WITH AFFILIATES

  John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund.

  Certain officers of the Account are officers and directors of JHVLICO, the Fund or John Hancock.

JOHN HANCOCK VARIABLE LIFE ACCOUNT U

4. DETAILS OF INVESTMENTS

  The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at December 31, 1997 are as follows:


Subaccount                           Shares Owned      Cost          Value
----------                           ------------      ----          -----
Large Cap Growth . . . . . . . . .     4,078,092   $ 68,916,212   $ 84,901,398
Sovereign Bond . . . . . . . . . .    23,333,736    223,991,303    232,146,861
International Equities . . . . . .     1,124,834     18,037,326     17,097,290
Small Cap Growth . . . . . . . . .       241,028      2,532,147      2,734,209
International Balanced . . . . . .        70,673        752,885        714,519
Mid Cap Growth . . . . . . . . . .       125,626      1,302,617      1,498,159
Large Cap Value  . . . . . . . . .       480,042      5,783,639      6,514,000
Money Market . . . . . . . . . . .     5,232,520     52,325,203     52,325,203
Mid Cap Value  . . . . . . . . . .       176,461      2,509,621      2,446,822
Special Opportunities  . . . . . .       668,657     10,620,059     10,287,366
Real Estate Equity . . . . . . . .       891,297     11,860,098     14,180,979
Growth & Income  . . . . . . . . .    47,185,076    609,098,074    783,532,141
Managed  . . . . . . . . . . . . .    23,942,536    299,610,112    343,560,761
Short-Term U.S. Government . . . .        40,619        408,569        409,571
Small Cap Value  . . . . . . . . .       269,559      3,325,435      3,342,888
International Opportunities  . . .       237,781      2,610,591      2,526,943
Equity Index . . . . . . . . . . .       533,037      6,369,079      7,576,153
Strategic Bond . . . . . . . . . .       133,330      1,362,164      1,365,657
Turner Core Growth . . . . . . . .         8,902        107,347        120,173
Edinburgh International Equity . .        16,125        157,586        160,606
Frontier Capital Appreciation  . .        25,524        336,170        380,816

JOHN HANCOCK VARIABLE LIFE ACCOUNT U

4. DETAILS OF INVESTMENTS--CONTINUED

  Purchases, including reinvestment of dividend distributions and proceeds from the sales of shares in the Portfolios of the Fund and of M Fund during 1997, were as follows:


Subaccount                                          Purchases        Sales
----------                                          ---------        -----
Large Cap Growth . . . . . . . . . . . . . . . .   $ 18,054,626   $11,117,321
Sovereign Bond . . . . . . . . . . . . . . . . .     28,657,743    17,278,420
International Equities . . . . . . . . . . . . .      4,819,486     1,572,432
Small Cap Growth . . . . . . . . . . . . . . . .      1,734,388       464,262
International Balanced . . . . . . . . . . . . .        887,438       360,250
Mid Cap Growth . . . . . . . . . . . . . . . . .        975,209       244,136
Large Cap Value  . . . . . . . . . . . . . . . .      4,063,067     1,223,177
Money Market . . . . . . . . . . . . . . . . . .     12,878,282    11,354,625
Mid Cap Value  . . . . . . . . . . . . . . . . .      2,488,102       435,629
Special Opportunities  . . . . . . . . . . . . .      6,380,222     2,453,024
Real Estate Equity . . . . . . . . . . . . . . .      5,670,281     2,350,798
Growth & Income  . . . . . . . . . . . . . . . .    114,856,520    39,532,209
Managed  . . . . . . . . . . . . . . . . . . . .     44,219,932    23,325,445
Short-Term U.S. Government . . . . . . . . . . .        258,130       178,910
Small Cap Value  . . . . . . . . . . . . . . . .      2,975,644       621,653
International Opportunities  . . . . . . . . . .      2,281,891       498,481
Equity Index . . . . . . . . . . . . . . . . . .      6,236,380       236,490
Strategic Bond . . . . . . . . . . . . . . . . .        916,713       231,199
Turner Core Growth . . . . . . . . . . . . . . .        107,920        15,771
Edinburgh International Equity . . . . . . . . .        153,964        41,308
Frontier Capital Appreciation  . . . . . . . . .        340,664        52,575



5. IMPACT OF YEAR 2000 (UNAUDITED)

  The John Hancock Variable Life Account U, along with John Hancock Mutual Life Insurance Company, its ultimate parent (together, John Hancock), have developed a plan to modify or replace significant portions of the Account's computer information and automated technologies so that its systems will function properly with respect to the dates in the year 2000 and thereafter. The Account presently believes that with modifications to existing systems and conversions to new technologies, the year 2000 will not pose significant operational problems for its computer systems. However, if certain modifications and conversions are not made, or are not completed timely, the year 2000 issue could have an adverse impact on the operations of the Account.

  John Hancock as early as 1994 had begun assessing, modifying and converting the software related to its significant systems and has initiated formal communications with its significant business partners and customers to determine the extent to which John Hancock's interface systems are vulnerable to those third parties' failure to remediate their own year 2000 issues. While John Hancock is developing alternative third-party processing arrangements as it deems appropriate, there is no guarantee that the systems of other companies on which the Account's systems rely will be converted timely or will not have an adverse effect on the Account's systems.

JOHN HANCOCK VARIABLE LIFE ACCOUNT U

5. IMPACT OF YEAR 2000 (UNAUDITED)--CONTINUED

  The Account expects the project to be substantially complete by early 1999. This completion target was derived utilizing numerous assumptions of future events, including availability of certain resources and other factors. However, there can be no guarantee that this completion target will be achieved.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Policyholders
John Hancock Variable Life Account U of John Hancock Variable Life Insurance
 Company

  We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Account U (the Account) (comprising, respectively, the Large Cap Growth, Sovereign Bond, International Equities, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Special Opportunities, Real Estate Equity, Growth & Income, Managed, Short-Term U.S. Government, Small Cap Value, International Opportunities, Equity Index, Strategic Bond, Turner Core Growth, Edinburgh International Equity and Frontier Capital Appreciation Subaccounts) as of December 31, 1997, and the related statements of operations, and statements of changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Account U at December 31, 1997, the results of their operations and the changes in their net assets for each of the periods indicated, in conformity with generally accepted accounting principles.


                                                 Ernst & Young LLP


Boston, Massachusetts
February 6, 1998

            REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Policyholders
John Hancock Variable Life Insurance Company

We have audited the accompanying statutory-basis statements of financial position of John Hancock Variable Life Insurance Company as of December 31, 1997 and 1996, and the related statutory-basis statements of operations and unassigned deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of John Hancock Variable Life Insurance Company at December 31, 1997 and 1996, or the results of its operations or its cash flows for the year ended December 31, 1997.

Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Variable Life Insurance Company at December 31, 1997 and 1996, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.

                                                 Ernst & Young LLP


Boston, Massachusetts
February 18, 1998

STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                             December 31
                                                         -------------------
                                                           1997        1996
                                                           ----        ----
                                                            (In millions)
ASSETS
Bonds--Note 6  . . . . . . . . . . . . . . . . . . . .   $1,092.7    $  753.5
Preferred stocks . . . . . . . . . . . . . . . . . . .       17.2         9.6
Common stocks  . . . . . . . . . . . . . . . . . . . .        2.3         1.4
Investment in affiliates . . . . . . . . . . . . . . .       79.1        72.0
Mortgage loans on real estate--Note 6  . . . . . . . .      273.9       212.1
Real estate  . . . . . . . . . . . . . . . . . . . . .       39.9        38.8
Policy loans . . . . . . . . . . . . . . . . . . . . .      106.8        80.8
Cash items:
  Cash in banks  . . . . . . . . . . . . . . . . . . .       83.1        26.7
  Temporary cash investments . . . . . . . . . . . . .       60.1         5.2
                                                         --------    --------
                                                            143.2        31.9
Premiums due and deferred  . . . . . . . . . . . . . .       33.8        36.8
Investment income due and accrued  . . . . . . . . . .       24.7        22.6
Other general account assets . . . . . . . . . . . . .       16.8        17.8
Assets held in separate accounts . . . . . . . . . . .    4,691.1     3,290.5
                                                         --------    --------
TOTAL ASSETS . . . . . . . . . . . . . . . . . . . . .   $6,521.5    $4,567.8
                                                         ========    ========
OBLIGATIONS AND STOCKHOLDER'S EQUITY
OBLIGATIONS
  Policy reserves  . . . . . . . . . . . . . . . . . .   $1,124.3    $  877.8
  Federal income and other taxes payable--Note 1 . . .       36.1        29.4
  Other accrued expenses . . . . . . . . . . . . . . .      335.1        75.1
  Asset valuation reserve--Note 1  . . . . . . . . . .       18.6        16.6
  Obligations related to separate accounts . . . . . .    4,685.7     3,285.8
                                                         --------    --------
TOTAL OBLIGATIONS  . . . . . . . . . . . . . . . . . .    6,199.8     4,284.7
STOCKHOLDER'S EQUITY
  Common Stock, $50 par value; authorized 50,000
    shares;
    issued and outstanding 50,000 shares . . . . . . .        2.5         2.5
  Paid-in capital  . . . . . . . . . . . . . . . . . .      377.5       377.5
Unassigned deficit . . . . . . . . . . . . . . . . . .      (58.3)      (96.9)
                                                         --------    --------
TOTAL STOCKHOLDER'S EQUITY . . . . . . . . . . . . . .      321.7       283.1
                                                         --------    --------
TOTAL OBLIGATIONS AND STOCKHOLDER'S EQUITY . . . . . .   $6,521.5    $4,567.8
                                                         ========    ========



The accompanying notes are an integral part of the statutory-basis financial statements.

STATUTORY-BASIS STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                             Year ended December 31
                                                     -----------------------
                                                        1997          1996
                                                        ----          ----
                                  (In millions)
INCOME
  Premiums . . . . . . . . . . . . . . . . . . . .    $  872.7      $  820.6
  Net investment income--Note 3  . . . . . . . . .        89.7          76.1
  Other, net . . . . . . . . . . . . . . . . . . .       420.1         406.0
                                                      --------      --------
                                                       1,382.5       1,302.7
BENEFITS AND EXPENSES
  Payments to policyholders and beneficiaries  . .       264.0         236.1
  Additions to reserves to provide for future
    payments to policyholders and beneficiaries  .       814.2         790.1
  Expenses of providing service to policyholders
    and obtaining new insurance--
    Note 5 . . . . . . . . . . . . . . . . . . . .       216.2         183.8
  State and miscellaneous taxes  . . . . . . . . .        19.1          17.3
                                                      --------      --------
                                                       1,313.5       1,227.3
                                                      --------      --------
     GAIN FROM OPERATIONS BEFORE FEDERAL INCOME
      TAXES AND NET REALIZED CAPITAL LOSSES  . . .        69.0          75.4
Federal income taxes--Note 1                              38.5          38.6
                                                      --------      --------
     GAIN FROM OPERATIONS BEFORE NET REALIZED
      CAPITAL LOSSES . . . . . . . . . . . . . . .        30.5          36.8
Net realized capital losses--Note 4  . . . . . . .        (3.0)         (1.5)
                                                      --------      --------
     NET INCOME  . . . . . . . . . . . . . . . . .        27.5          35.3
Unassigned deficit at beginning of year  . . . . .       (96.9)       (131.3)
Net unrealized capital gains and other
 adjustments--Note 4 . . . . . . . . . . . . . . .         5.0           2.5
Other reserves and adjustments . . . . . . . . . .         6.1          (3.4)
                                                      --------      --------
     UNASSIGNED DEFICIT AT END OF YEAR . . . . . .    $  (58.3)     $  (96.9)
                                                      ========      ========



The accompanying notes are an integral part of the statutory-basis financial statements.

STATUTORY-BASIS STATEMENTS OF CASH FLOWS

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                             Year ended December 31
                                                     -----------------------
                                                        1997          1996
                                                        ----          ----
                                  (In millions)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Insurance premiums . . . . . . . . . . . . . . .    $ 877.0       $ 824.2
  Net investment income  . . . . . . . . . . . . .       89.9          73.4
  Benefits to policyholders and beneficiaries  . .     (245.2)       (212.7)
  Dividends paid to policyholders  . . . . . . . .      (18.7)        (15.7)
  Insurance expenses and taxes . . . . . . . . . .     (250.2)       (196.6)
  Net transfers to separate accounts . . . . . . .     (703.2)       (524.2)
  Other, net . . . . . . . . . . . . . . . . . . .      379.9         386.7
                                                      -------       -------
     NET CASH PROVIDED FROM OPERATIONS . . . . . .      129.5         335.1
                                                      -------       -------
CASH FLOWS USED IN INVESTING ACTIVITIES:
  Bond purchases . . . . . . . . . . . . . . . . .     (621.6)       (489.9)
  Bond sales . . . . . . . . . . . . . . . . . . .      197.3         228.3
  Bond maturities and scheduled redemptions  . . .       34.1          27.8
  Bond prepayments . . . . . . . . . . . . . . . .       51.6          31.9
  Stock purchases  . . . . . . . . . . . . . . . .      (15.7)         (6.5)
  Proceeds from stock sales  . . . . . . . . . . .        6.7           0.4
  Real estate purchases  . . . . . . . . . . . . .       (1.3)        (10.5)
  Real estate sales  . . . . . . . . . . . . . . .        0.4           8.5
  Other invested assets purchases  . . . . . . . .       (1.0)          0.0
  Proceeds from the sale of other invested assets         0.3           1.5
  Mortgage loans issued  . . . . . . . . . . . . .      (94.5)        (84.4)
  Mortgage loan repayments . . . . . . . . . . . .       32.4          17.7
  Other, net . . . . . . . . . . . . . . . . . . .      393.1        (104.6)
                                                      -------       -------
     NET CASH USED IN INVESTING ACTIVITIES . . . .      (18.2)       (379.8)
                                                      -------       -------
INCREASE (DECREASE) IN CASH AND TEMPORARY CASH
 INVESTMENTS . . . . . . . . . . . . . . . . . . .      111.3         (44.7)
Cash and temporary cash investments at beginning of
 year. . . . . . . . . . . . . . . . . . . . . . .       31.9          76.6
                                                      -------       -------
CASH AND TEMPORARY CASH INVESTMENTS AT END OF YEAR    $ 143.2       $  31.9
                                                      =======       =======



The accompanying notes are an integral part of the statutory-basis financial statements.

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Company, domiciled in the Commonwealth of Massachusetts, principally writes variable and universal life insurance policies. Those policies primarily are marketed through John Hancock's sales organization, which includes a career agency system composed of company-owned, unionized branch offices and independent general agencies. Policies also are sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Basis of Presentation: The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP).

The significant differences from GAAP include: (1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized over the related premium-paying period; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP. Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and investment valuation allowances are provided when there has been a decline in value deemed other than temporary; (7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to unassigned deficit rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; and (9) certain items, including modifications to required policy reserves resulting from changes in actuarial assumptions or increased benefits, are recorded directly to unassigned deficit rather than being reflected in income. The effects of the foregoing variances from GAAP have not been determined but are presumed to be material.

The significant accounting practices of the Company are as follows:

Pending Statutory Standards: The NAIC currently is in the process of recodifying statutory accounting practices, the result of which is expected to constitute the only source of prescribed statutory accounting practices. Accordingly, that project, which is expected to be approved by the NAIC in 1998 will likely change, to some extent, prescribed statutory accounting practices, and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. The impact of any such changes on the Company's unassigned deficit is not expected to be material.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED Revenues and Expenses: Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

Cash and Temporary Cash Investments: Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

Valuation of Assets: General account investments are carried at amounts determined on the following bases:

  Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at fair value. The discount or premium on bonds is amortized using the interest method.

  Investments in affiliates are included on the statutory equity method.

  Goodwill is amortized on a straight-line basis over a ten year period.

  Mortgage loans are carried at outstanding principal balance or amortized cost.

  Investment real estate is carried at depreciated cost, less encumbrances. Depreciation on investment real estate is recorded on a straight-line basis. Accumulated depreciation amounted to $2.1 million in 1997 and $1.2 million in 1996.

  Real estate acquired in satisfaction of debt and held for sale is carried at the lower of cost or market as of the date of foreclosure.

  Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

Asset Valuation and Interest Maintenance Reserves: The Asset Valuation Reserve
(AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. Changes to the AVR are charged or credited directly to the unassigned deficit.

The Company also records the NAIC prescribed Interest Maintenance Reserve (IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1997, the IMR, net of 1997 amortization of $1.2 million, amounted to $7.8 million, which is included in policy reserves. The corresponding 1996 amounts were $1.2 million and $5.9 million, respectively.

Goodwill: The excess of cost over the statutory book value of the net assets of life insurance business acquired was $13.1 million and $15.1 million at December 31, 1997 and 1996, respectively, and generally is amortized over a ten-year period using a straight-line method.

Accumulated amortization was $8.8 million and $6.7 million at December 31, 1997 and 1996, respectively.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED Separate Accounts: Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts generally are reported at fair value. The operations of the separate accounts are not included in the statement of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

Fair Value Disclosure of Financial Instruments: Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company. See Note 11.

The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

  The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

  Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments.

  The fair values for common and preferred stocks, other than its subsidiary investments, which are carried at equity values, are based on quoted market prices.

  The fair value of interest rate swaps and currency rate swaps is estimated using a discounted cash flow method adjusted for the difference between the rate of the existing swap and the current swap market rate. Discounted cash flows in foreign currencies are converted to U.S. dollars using current exchange rates.

  The fair value for mortgage loans is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations.

  The carrying amount in the statement of financial position for policy loans approximates their fair value.

  The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1997. The fair value for commitments to purchase real estate approximates the amount of the initial commitment.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED Capital Gains and Losses: Realized capital gains and losses are determined using the specific identification basis. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net gain or loss. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to the unassigned deficit.

Policy Reserves: Life reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for variable life insurance policies are maintained principally on the modified preliminary term method using the 1958 and 1980 Commissioner's Standard Ordinary (CSO) mortality tables, with an assumed interest rate of 4% for policies issued prior to May 1, 1983 and 41/2% for policies issued on or thereafter. Reserves for single premium policies are determined by the net single premium method using the 1958 CSO mortality table, with an assumed interest rate of 4%. Reserves for universal life policies issued prior to 1985 are equal to the gross account value which at all times exceeds minimum statutory requirements. Reserves for universal life policies issued from 1985 through 1988 are maintained at the greater of the Commissioner's Reserve Valuation Method (CRVM) using the 1958 CSO mortality table, with 41/2% interest or the cash surrender value. Reserves for universal life policies issued after 1988 and for flexible variable policies are maintained using the greater of the cash surrender value or the CRVM method with the 1980 CSO mortality table and 51/2% interest for policies issued from 1988 through 1992; 5% interest for policies issued in 1993 and 1994; and 41/2% interest for policies issued in 1995 through 1997.

Federal Income Taxes: Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company are consolidated with John Hancock in filing a consolidated federal income tax return for the affiliated group. The federal income taxes of the Company are allocated on a separate return basis with certain adjustments. The Company made payments of $29.6 million in 1997 and $33.5 million in 1996.

Income before taxes differs from taxable income principally due to tax-exempt investment income, the limitation placed on the tax deductibility of policyholder dividends, accelerated depreciation, differences in policy reserves for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

Adjustments to Policy Reserves: From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions or increased benefits. Reserve modifications resulting from such determinations are recorded directly to stockholder's equity. During 1997, the Company refined certain assumptions inherent in the calculation of reserves related to AIDS claims under individual life policies resulting in a $6.4 million increase in stockholder's equity at December 31, 1997.

Reinsurance: Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

NOTE 2--ACQUISITION

On June 23, 1993, the Company acquired all of the outstanding shares of stock of Colonial Penn Annuity and Life Insurance Company (CPAL) from Colonial Penn Life Insurance Company for an aggregate purchase price of approximately $42.5 million. At the date of acquisition, assets of CPAL were approximately $648.5 million, consisting principally of cash and temporary cash investments and liabilities were approximately $635.2 million, consisting principally of reserves related to a block of interest sensitive single-premium whole life insurance business assumed by CPAL from Charter National Life Insurance Company (Charter). The purchase price includes contingent payments of up to approximately $7.3 million payable between 1994 and 1998 based on the actual lapse experience of the business in force on June 23, 1993. The Company made contingent payments to CPAL of $1.5 million during each of 1997 and 1996. Unamortized goodwill at December 31, 1997 was $13.1 million and is being amortized over ten years on a straight-line basis.

On June 24, 1993, the Company contributed $24.6 million in additional capital to CPAL. CPAL was renamed John Hancock Life Insurance Company of America (JHLICOA) on July 7, 1993. JHLICOA manages the business assumed from Charter and does not currently issue new business.

NOTE 3--NET INVESTMENT INCOME

Investment income has been reduced by the following amounts:


                                                              1997        1996
                                                              ----        ----
                                                            (In millions)
Investment expenses  . . . . . . . . . . . . . . . . .   $          5.0   $7.0
Interest expense . . . . . . . . . . . . . . . . . . .              0.7    0.0
Depreciation expense . . . . . . . . . . . . . . . . .              1.1    0.9
Investment taxes . . . . . . . . . . . . . . . . . . .              0.4    0.5
                                                         --------------   ----
                                                         $          7.2   $8.4
                                                         ==============   ====



NOTE 4--NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

Net realized capital losses consist of the following items:


                                                           1997         1996
                                                           ----         ----
                                  (In millions)
Net gains (losses) from asset sales . . . . . . . .   $          0.8    $(0.2)
Capital gains tax . . . . . . . . . . . . . . . . .             (0.7)    (1.0)
Net capital gains transferred to IMR  . . . . . . .             (3.1)    (0.3)
                                                      --------------    -----
Realized Capital Losses . . . . . . . . . . . . . .   $         (3.0)   $(1.5)
                                                      ==============    =====

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 4--NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS--CONTINUED Net unrealized capital gains and other adjustments consist of the following items:


                                                           1997         1996
                                                           ----         ----
                                  (In millions)
Net gains from changes in security values and book
 value adjustments  . . . . . . . . . . . . . . . .   $          7.0    $ 3.7
Increase in asset valuation reserve . . . . . . . .             (2.0)    (1.2)
                                                      --------------    -----
Net Unrealized Capital Gains and Other Adjustments    $          5.0    $ 2.5
                                                      ==============    =====



NOTE 5--TRANSACTIONS WITH PARENT

The Company's Parent provides the Company with personnel, property and facilities in carrying out certain of its corporate functions. The Parent annually determines a fee for these services and facilities based on a number of criteria which were revised in 1997 and 1996 to reflect continuing changes in the Company's operations. The amount of the service fee charged to the Company was $123.6 million and $111.7 million in 1997 and 1996, respectively, which has been included in insurance and investment expenses. The Parent has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's stockholder's equity from declining below $1.0 million.

The service fee charged to the Company by the Parent includes $0.9 million and $1.6 million in 1997 and 1996, respectively, representing the portion of the provision for retiree benefit plans determined under the accrual method, including a provision for the 1993 transition liability which is being amortized over twenty years, that was allocated to the Company.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 1997 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred $22.0 million and $24.5 million of cash for tax, commission, and expense allowances to the Company, which increased the Company's net gain from operations by $10.1 million and $15.7 million in 1997 and 1996, respectively.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1995 through 1997 issues of certain retail annuity contracts (Independence Preferred and Declaration). In connection with this agreement, the Company made a net cash payment of $1.1 million and received a net cash payment of $35.0 million for surrender benefits, tax, reserve increase, commission, expense allowances and premium. This agreement increased the Company's net gain from operations by $9.8 million and $15.1 million and in 1997 and 1996, respectively.

Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 110% of expected mortality claims in 1997 for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock transferred $2.4 million of cash for mortality claims to the Company, which increased the Company's net gain from operations by $1.3 million.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
NOTE 6--INVESTMENTS

The statement value and fair value of bonds are shown below:


                                               Gross       Gross
                                  Statement  Unrealized  Unrealized     Fair
Year ended December 31, 1997        Value      Gains       Losses      Value
----------------------------      ---------  ----------  ----------    -----
                                                 (In millions)
U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies  . .   $  254.5     $ 0.2        $0.1      $  254.6
Obligations of states and
 political subdivisions . . . .       12.1       1.0         0.0          13.1
Debt securities issued by
 foreign governments  . . . . .        0.2       0.0         0.0           0.2
Corporate securities  . . . . .      712.7      43.9         2.7         753.9
Mortgage-backed securities  . .      113.2       3.5         0.0         116.7
                                  --------     -----        ----      --------
Total bonds . . . . . . . . . .   $1,092.7     $48.6        $2.8      $1,138.5
                                  ========     =====        ====      ========




                                                 Gross       Gross
                                 Statement     Unrealized  Unrealized    Fair
Year ended December 31, 1996       Value         Gains       Losses     Value
----------------------------     ---------     ----------  ----------   -----
                                               (In millions)
U.S. Treasury securities and
 obligations of U.S.
 government corporations and
 agencies. . . . . . . . . .   $         44.4    $ 0.2        $0.2      $ 44.4
Obligations of states and
 political subdivisions  . .             12.6      0.4         0.0        13.0
Debt securities issued by
 foreign governments . . . .              0.8      0.1         0.0         0.9
Corporate securities . . . .            623.2     29.8         3.4       649.6
Mortgage-backed securities .             72.5     10.2         0.1        82.6
                               --------------    -----        ----      ------
Total bonds  . . . . . . . .   $        753.5    $40.7        $3.7      $790.5
                               ==============    =====        ====      ======



The statement value and fair value of bonds at December 31, 1997, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.


                                                          Statement     Fair
                                                            Value      Value
                                                          ---------    -----
                                                             (In millions)
Due in one year or less . . . . . . . . . . . . . . . .   $   89.1    $   90.7
Due after one year through five years . . . . . . . . .      466.8       477.0
Due after five years through ten years  . . . . . . . .      284.2       299.2
Due after ten years . . . . . . . . . . . . . . . . . .      139.4       154.9
                                                          --------    --------
                                                             979.5     1,021.8
Mortgage-backed securities  . . . . . . . . . . . . . .      113.2       116.7
                                                          --------    --------
                                                          $1,092.7    $1,138.5
                                                          ========    ========



Gross gains of $1.1 million in 1997 and $1.3 million in 1996 and gross losses of $4.5 million in 1997 and $2.1 million in 1996 were realized from the sale of bonds.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 6--INVESTMENTS--CONTINUED
At December 31, 1997, bonds with an admitted asset value of $3.6 million were on deposit with state insurance departments to satisfy regulatory requirements.

The cost of common stocks was $0.0 million at December 31, 1997 and 1996, respectively. Gross unrealized appreciation on common stocks totaled $2.3 million, and gross unrealized depreciation totaled $0.0 million at December 31, 1997. The fair value of preferred stock totaled $17.2 million at December 31, 1997 and $9.6 million at December 31, 1996.

Bonds with amortized cost of $2.0 million were nonincome producing for the twelve months ended December 31, 1997.

At December 31, 1997, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.


                          Statement          Geographic            Statement
    Property Type           Value           Concentration            Value
    -------------         ---------         -------------          ---------
                        (In millions)                            (In millions)
Apartments. . . . . .      $104.1      East North Central . .       $ 32.7
Hotels. . . . . . . .         3.8      Middle Atlantic  . . .         11.3
Industrial. . . . . .        51.3      Mountain . . . . . . .         17.9
Office buildings  . .        32.2      New England  . . . . .         35.8
Retail. . . . . . . .        33.2      Pacific  . . . . . . .         64.2
Agricultural. . . . .        38.8      South Atlantic . . . .         67.9
Other . . . . . . . .        10.5      West North Central . .          2.5
                                       West South Central . .         41.6
                           ------                                   ------
                           $273.9                                   $273.9
                           ======                                   ======



At December 31, 1997, the fair values of the commercial and agricultural mortgage loans portfolios were $243.8 million and $42.0 million, respectively.
 The corresponding amounts as of December 31, 1996 were approximately $189.0 million and $30.4 million, respectively.

The maximum and minimum lending rates for mortgage loans during 1997 were 10.49% and 8.14% for agricultural loans and 8.53% and 7.42% for other properties.
 Generally, the maximum percentage of any loan to the value of security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation.
 Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
NOTE 7--REINSURANCE

The Company cedes business to reinsurers to share risks under variable life, universal life and flexible variable life insurance policies for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1997 were $427.4 million, $18.3 million, and $10.1 million, respectively. The corresponding amounts in 1996 were $384.3 million, $9.9 million, and $12.1 million, respectively.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

Neither the Company, nor any of its related parties, control, either directly or indirectly, any external reinsurers with which the Company conducts business.
 No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

The Company has not entered into any reinsurance agreements in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1997 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

NOTE 8--FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

The Company utilizes a variety of off-balance sheet financial instruments as part of its efforts to hedge and manage fluctuations in the market value of its investment portfolio attributable to changes in general interest rate levels and to manage duration mismatch of assets and liabilities. Those instruments include swaps, caps, and future contracts.

The Company enters into interest rate swap contracts for the purpose of converting the interest rate characteristics (fixed or variable) of certain investments to match those of related insurance liabilities. Maturities of current agreements range through 2011. These swaps involve, to varying degrees, interest rate risk in excess of amounts recognized in the statement of financial position.

The Company enters into interest rate cap contracts to manage exposure on underlying security values due to a rise in interest rates. Maturities of current agreements range through 2007.

The Company also uses financial futures contracts to hedge public bonds intended for future sale in order to lock in the market value at the date of contract.
 The Company is subject to the risks associated with changes in the value of the underlying securities; however, such changes in value generally are offset by changes in the value of the hedged items. The contract or notional amounts of the contracts represent the extent of the Company's involvement

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 8--FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK--CONTINUED but not in the future cash requirements, as the Company intends to close the open positions prior to settlement. Net deferred losses on financial contracts were $2.8 million and $0.0 million at December 31, 1997 and 1996, respectively.

The Company enters into currency rate swap agreements to manage exposure to foreign exchange rate fluctuations. Maturities of current agreements range through 2009. Should the counterparty fail to meet the terms of the contract, the Company's market risk is limited to the currency rate differential.

The contract or notional amount of the foregoing financial instruments, which indicates the Company's involvement and in certain instances, maximum credit risk related to those instruments, is as follows:


                                   December 31
                                                       ----------------------
                                                            1997         1996
                                                            ----         ----
                                  (In millions)
Futures contracts to sell securities . . . . . . . .   $         40.8   $ 73.0
                                                       ==============   ======
Notional amount of interest rate swaps, currency rate swaps, and interest rate caps to:
  Receive variable rates . . . . . . . . . . . . . .   $        323.7   $215.9
                                                       ==============   ======
  Receive fixed rates  . . . . . . . . . . . . . . .   $         25.0   $ 26.6
                                                       ==============   ======



The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform according to the terms of the contract. The Company continually monitors its positions and the credit ratings of the counterparties to these financial instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would not be material.

Based on the market rates in effect at December 31, 1997, the Company's interest rate swaps, currency rate swaps and interest rate caps represented (assets) liabilities to the Company with fair values of $7.8 million, $2.1 million and $(1.4) million, respectively. The corresponding amounts as of December 31, 1996 were $2.3 million, $(8.2) million, and $(2.0) million, respectively. The fair values of the swap agreements are not recognized in the financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
NOTE 9--POLICY RESERVES, POLICYHOLDERS' AND BENEFICIARIES' FUNDS AND OBLIGATIONS RELATED TO SEPARATE ACCOUNTS

The Company's annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal, with and without adjustment, are summarized as follows:


                                                   December 31, 1997   Percent
                                                   -----------------   -------
                                                     (In millions)
Subject to discretionary withdrawal (with
 adjustment)
With market value adjustment . . . . . . . . . .       $    0.4          0.0%
At book value less surrender charge  . . . . . .          970.3         88.7
                                                       --------        -----
Total with adjustment  . . . . . . . . . . . . .          970.7         88.7
Subject to discretionary withdrawal at book value
 (without adjustment)  . . . . . . . . . . . . .          118.9         10.9
Not subject to discretionary withdrawal--general
 account . . . . . . . . . . . . . . . . . . . .            4.1          0.4
                                                       --------        -----
Total annuity reserves and deposit liabilities .       $1,093.7        100.0%
                                                       ========        =====



NOTE 10--COMMITMENTS AND CONTINGENCIES

The Company has extended commitments to purchase long-term bonds and issue real estate mortgages totalling $168.6 million and $28.3 million, respectively, at December 31, 1997. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. If funded, loans related to real estate mortgages would be fully collateralized by the related properties. The estimated fair value of the commitments described above is $194.5 million at December 31, 1997. The majority of these commitments expire in 1998.

In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 1997. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
NOTE 11--FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and fair values of the Company's financial instruments:


                                             Year ended December 31
                                   -----------------------------------------
                                            1997                  1996
                                   -----------------------  ----------------
                                    Carrying      Fair      Carrying    Fair
                                     Amount      Value       Amount    Value
                                    --------     -----      --------   -----
                                                 (In millions)
Assets
  Bonds--Note 6  . . . . . . . .    $1,092.7    $1,138.5     $753.5    $790.5
  Preferred stocks--Note 6 . . .        17.2        17.2        9.6       9.6
  Common stocks--Note 6  . . . .         2.3         2.3        1.4       1.4
  Mortgage loans on real
    estate--Note 6 . . . . . . .       273.9       285.8      212.1     219.4
  Policy loans--Note 1 . . . . .       106.8       106.8       80.8      80.8
  Cash and cash equivalents--Note
    1. . . . . . . . . . . . . .       143.2       143.2       31.9      31.9
Derivatives liabilities relating
 to:--Note 8
  Interest rate swaps  . . . . .          --         7.8         --       2.3
  Currency rate swaps  . . . . .          --         2.1         --      (8.2)
  Interest rate caps . . . . . .          --        (1.4)        --      (2.0)
Liabilities
  Commitments--Note 10 . . . . .          --       194.5         --      76.2



The carring amounts in the table are included in the statutory-basis statements of financial position. The method and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

NOTE 12--IMPACT OF YEAR 2000 (UNAUDITED)

The Company relies on John Hancock, its parent company, for information processing services. John Hancock has developed a plan to modify or replace significant portions of its computer information and automated technologies so that its systems, including those relied upon by the Company, will function properly with respect to the dates in the year 2000 and thereafter. The Company, along with John Hancock, presently believes that with modifications to existing systems and conversions to new technologies, the year 2000 will not pose significant operational problems for the computer systems upon which the Company relies. However, if certain modifications and conversions are not made, or are not completed timely, the year 2000 issue could have an adverse impact on the operations of the Company.

John Hancock as early as 1994 had begun assessing, modifying and converting the software related to its significant systems and has initiated formal communications with significant business partners and customers to determine the extent to which interface systems are vulnerable to those third parties' failure to remediate their own year 2000 issues. While John Hancock is developing alternative third party processing arrangements as it deems appropriate, there is no guarantee that the systems of other companies on which John Hancock's systems rely will be converted timely or will not have an adverse effect on John Hancock's systems, including those upon which the Company relies.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
NOTE 12--IMPACT OF YEAR 2000 (UNAUDITED)--CONTINUED

John Hancock expects the project to be substantially complete by early 1999.
 This completion target was derived utilizing numerous assumptions of future events, including availability of certain resources and other factors. However, there can be no guarantee that this completion target will be achieved.

                       APPENDIX--OTHER POLICY PROVISIONS

SETTLEMENT PROVISIONS

  In place of a single payment, an amount of $1,000 or more payable under the Policy as a benefit or as the Surrender Value, if any, may be left with JHVLICO under the terms of a supplementary agreement. The agreement will be issued when the proceeds are applied through the election of any one of the options below.

  The following options are subject to the restrictions and limitations stated in the Policy.

     Option 1--Interest Income at the declared rate but not less than3 1/2% a year on proceeds held on deposit.

     Option 2A--Income of a Specified Amount, with payments each year totaling at least 1/12th of the proceeds, until the proceeds, with interest credited at the declared rate but not less than3 1/2% a year on unpaid balances, are fully paid.

     Option 2B--Income for a Fixed Period, with each payment as declared.

     Option 3--Life Income with Payments for a Guaranteed Period.

     Option 4--Life Income without Refund at the death of the Payee of any part of the proceeds applied. Only one payment is made if the Payee dies before the second payment is due.

     Option 5--Life Income with Cash Refund at the death of the Payee of the amount, if any, equal to the proceeds applied less the sum of all income payments made.

  No election of an option may provide for income payments of less than $50.

  Other options may be arranged with JHVLICO's approval including optional methods of settlement available from John Hancock.

ADDITIONAL INSURANCE BENEFITS

  On payment of an additional charge and subject to certain age and insurance underwriting requirements, certain additional provisions, such as an Accidental Death Benefit, which are subject to the restrictions and limitations set forth therein, may be included in a Policy by rider.

GENERAL PROVISIONS

  BENEFICIARY. The Beneficiary will be as shown in the application for the Policy, unless thereafter changed by the Owner in accordance with the terms of the Policy. In general, if the insured dies and there is no surviving Beneficiary, the Owner will be the Beneficiary, but if the insured was the Owner, the Owner's estate will be the Beneficiary.

  OWNER AND ASSIGNMENT. The Owner's interest in the Policy may be assigned without the consent of any revocable Beneficiary. JHVLICO will not be on notice of any assignment unless it is in writing and until a duplicate of the original assignment has been filed at JHVLICO's Home Office. JHVLICO assumes no responsibility for the validity or sufficiency of any assignment.

  MISSTATEMENT OF AGE OR SEX. If the age or sex of the insured has been misstated, JHVLICO will adjust the benefits payable to those which would have been purchased at the correct age or sex by the most recent insurance charge deducted from Account Value.

  SUICIDE. If the insured commits suicide within 2 years (except where state law requires a shorter period) from the date of issue shown in the Policy, the Policy will terminate and JHVLICO will pay in place of all other benefits an amount equal to the premium paid less any Indebtedness on the date of death and less any withdrawals. If the suicide is within 2 years (except where state law requires a shorter period) from the date of any Policy change that increases the death benefit, or the payment of any premium requiring evidence of insurability, the death benefit will not include the increased benefit but will include the excess premium.

  AGE, POLICY ANNIVERSARIES AND MONTHLY PROCESSING DATE. For purpose of the Policy, an insured's "age" is his or her age on his or her nearest birthday. Policy months, Policy years and Policy anniversaries are calculated from the date of issue. The monthly processing date is on or about the first Valuation Date in each Policy month.

  AVIATION ACTIVITY EXCLUSION. If the insured dies in an aviation accident while a crew member on other than a commercial aircraft and the Policy provides at the request of the Owner for a limited benefit in such situation, JHVLICO will pay in place of all other benefits an amount equal to the greater of the premium paid or the Surrender Value, less any Indebtedness.

  INCONTESTABILITY. The Policy shall be incontestable, other than for nonpayment of premiums, after it has been in force during the lifetime of an insured for 2 years from its issue date. If, however, evidence of insurability is required with respect to any increase in death benefit, such increase shall be incontestable after the increase has been in force during the lifetime of the insured for 2 years from the increase date.

  DEFERRAL OF DETERMINATIONS AND PAYMENTS. Payment of any death, surrender, partial withdrawal or loan proceeds will ordinarily be made within seven days after receipt at JHVLICO's Home Office of all documents required for any such payment. Approximately two-thirds of the claims for death proceeds which are made within two years after the date of issue of the Policy will be investigated to determine whether the claim should be contested and payment of these claims will therefore be delayed.

  JHVLICO may defer any transaction requiring a determination of Account Value in any variable Subaccount for any period during which: (1) the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed or conditions are such that, under the Commission's rules and regulations, trading is restricted or an emergency is deemed to exist or (2) the Commission by order permits postponement of such actions for the protection of Owners.
  The foregoing description of Policy provisions is qualified by reference to the specimen Policy which has been filed as an exhibit to the Registration Statement and to any variations in Policy provisions required by the regulatory authorities of the state that has approved the Policy for issue.

                         APPENDIX--IMPACT OF YEAR 2000


  The advent of the Year 2000 presents a technological challenge to JHVLICO. In close cooperation with John Hancock Mutual Life Insurance Company, its ultimate parent, JHVLICO has developed a plan to modify or replace significant portions of JHVLICO's computer information and automated technologies so that its systems will function properly with respect to dates in the year 2000 and thereafter.
  The plan also involves coordination and testing with business partners to ensure that external factors do not adversely impact JHVLICO's systems. JHVLICO presently believes that with modifications to existing systems and conversions to new technologies, the year 2000 will not pose significant operational problems for its computer systems. However, if certain modifications and conversions are not made, or are not completed on time, the year 2000 issue could have an adverse impact on the operations of JHVLICO.

  JHVLICO expects the project to be substantially complete by early 1999. This completion target was derived utilizing numerous assumptions of future events, including availability of certain resources and other factors. However, there can be no guarantee that this estimate will be achieved, that these steps will be sufficient or that actual results may not differ materially from those anticipated.

 APPENDIX--ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER VALUES AND
                              ACCUMULATED PREMIUMS

  The following tables illustrate the changes in death benefit, Account Value and Surrender Value of the Policy, disregarding any Policy loans. Each table separately illustrates the operation of a Policy for an identified issue age, Planned Premium schedule and Sum Insured and shows how the death benefit, Account Value and Surrender Value may vary over an extended period of time assuming hypothetical rates of investment return (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross annual rates of 0%, 6% and 12%. The tables are based on given annual Planned Premiums paid at the beginning of each Policy year and will assist in a comparison of the values set forth in the tables with those under other variable life insurance policies which may be issued by JHVLICO or other companies. Tables are provided for each of the three available death benefit options. The values for a Policy would be different from those shown if premiums are paid in different amounts or at different times or if the actual gross rates of investment return average 0%, 6% or 12% over a period of years, but nevertheless fluctuate above or below the average for individual Policy years, or if the Policy were issued under circumstances in which no distinctions are made based on the gender of the insureds.

  The amounts shown for the death benefit, Account Value and Surrender Value are as of the end of each Policy year. The tables headed "Using Current Charges" assume that the current rates for insurance, sales, risk, and expense charges (including JHVLICO's intended waiver after ten Policy years of the sales charges deducted from certain premiums and its intended reduction in the tenth Policy year in the insurance charge deducted monthly from Account Value) will apply in each year illustrated. The tables headed "Using Maximum Charges" assumes that the maximum (guaranteed) insurance, sales, risk, and expense charges will be made in each year illustrated. The amounts shown in all tables reflect an average asset charge for the daily investment advisory expense charges to the Portfolios of the Fund (equivalent to an effective annual rate of .61%) and an assumed average asset charge for the annual nonadvisory operating expenses of each Portfolio of the Fund (equivalent to an effective annual rate of .19%). For a description of expenses charged to the Portfolios, including the reimbursement of any Portfolio for annual non-advisory operating expenses in excess of an effective annual rate of .25%, a continuing obligation of the Fund's investment adviser, see the attached Prospectus for the Fund. The charges for the daily investment management fee and the annual non-advisory operating expenses are based on the hypothetical assumption that Policy values are allocated equally among the variable Subaccounts. The actual Portfolio charges and expenses associated with any Policy will vary depending upon the actual allocation of Policy values among Subaccounts.

  The tables reflect that no charge is currently made to the Account for Federal income taxes. However, JHVLICO reserves the right to make such a charge in the future and any charge would require higher rates of investment return in order to produce the same Policy values. All of the tables do, however, reflect the imposition of a Federal DAC Tax charge in the amount of 1.25% of all premiums paid and a premium tax charge in the amount of 2.35% of all premiums paid.

  The tables assume that the Guaranteed Death Benefit feature was in effect the first 5 Policy years.

  The second column of each table shows the amount to which the total premiums paid to the end of a Policy year during the premium paying period would accumulate if an amount equal to those premiums were invested to earn interest, after taxes, at 5% compounded annually.

  JHVLICO will furnish upon request a comparable illustration reflecting the proposed insureds' ages, sexes, underwriting risk classifications and the Sum Insured at issue and Planned Premium amount requested, and assuming annual Planned Premiums.

DEATH BENEFIT OPTION 1: LEVEL DEATH BENEFIT ILLUSTRATION ASSUMES CURRENT CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK SUM INSURED AT ISSUE:
$100,000 $760 BASE POLICY TARGET PREMIUM*



                                 Death Benefit                   Account Value                 Surrender Value
                         ------------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross     Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  ------------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross   12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  ---------  ---------  --------  --------  ---------  --------  --------  -----------
   1            798      100,000    100,000    100,000      217        244        270        0          0           0
   2          1,636      100,000    100,000    100,000      662        736        814        0          0          71
   3          2,516      100,000    100,000    100,000    1,091      1,241      1,404        0        148         311
   4          3,439      100,000    100,000    100,000    1,502      1,757      2,044      410        664         951
   5          4,409      100,000    100,000    100,000    1,895      2,283      2,738      802      1,190       1,645
   6          5,428      100,000    100,000    100,000    2,269      2,820      3,491    1,176      1,727       2,398
   7          6,497      100,000    100,000    100,000    2,622      3,365      4,306    1,529      2,272       3,214
   8          7,620      100,000    100,000    100,000    2,953      3,917      5,191    2,059      3,023       4,297
   9          8,799      100,000    100,000    100,000    3,260      4,477      6,150    2,565      3,781       5,455
  10         10,037      100,000    100,000    100,000    3,551      5,052      7,205    3,255      4,756       6,909
  11         11,337      100,000    100,000    100,000    3,846      5,665      8,387    3,649      5,467       8,189
  12         12,702      100,000    100,000    100,000    4,119      6,289      9,679    4,020      6,190       9,580
  13         14,135      100,000    100,000    100,000    4,365      6,921     11,092    4,365      6,921      11,092
  14         15,640      100,000    100,000    100,000    4,584      7,560     12,636    4,584      7,560      12,636
  15         17,220      100,000    100,000    100,000    4,774      8,205     14,327    4,774      8,205      14,327
  16         18,879      100,000    100,000    100,000    4,934      8,856     16,181    4,934      8,856      16,181
  17         20,621      100,000    100,000    100,000    5,053      9,503     18,209    5,053      9,503      18,209
  18         22,450      100,000    100,000    100,000    5,126     10,140     20,425    5,126     10,140      20,425
  19         24,370      100,000    100,000    100,000    5,147     10,762     22,849    5,147     10,762      22,849
  20         26,387      100,000    100,000    100,000    5,110     11,362     25,504    5,110     11,362      25,504
  25         38,086      100,000    100,000    100,000    3,818     13,789     43,255    3,818     13,789      43,255
  30         53,018           **    100,000    100,000       **     14,215     72,810       **     14,215      72,810
  35         72,076           **    100,000    142,014       **      9,692    123,490       **      9,692     123,490
  40         96,398           **         **    217,249       **         **    206,904       **         **     206,904
  45        127,441           **         **    362,450       **         **    345,190       **         **     345,190




---------
 *If premiums are paid more frequently than annually, the above values shown would be affected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION 1: LEVEL DEATH BENEFIT ILLUSTRATION ASSUMES MAXIMUM CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK SUM INSURED AT ISSUE:
$100,000 $760 BASE POLICY TARGET PREMIUM*



                                 Death Benefit                   Account Value                 Surrender Value
                         ------------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross     Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  ------------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross   12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  ---------  ---------  --------  --------  ---------  --------  --------  -----------
   1            798      100,000    100,000    100,000      191       216         242        0         0            0
   2          1,636      100,000    100,000    100,000      609       679         753        0         0           10
   3          2,516      100,000    100,000    100,000    1,010     1,152       1,306        0        59          213
   4          3,439      100,000    100,000    100,000    1,393     1,633       1,903      300       540          810
   5          4,409      100,000    100,000    100,000    1,756     2,121       2,547      663     1,028        1,454
   6          5,428      100,000    100,000    100,000    2,100     2,616       3,243    1,007     1,523        2,150
   7          6,497      100,000    100,000    100,000    2,421     3,115       3,992    1,328     2,022        2,899
   8          7,620      100,000    100,000    100,000    2,721     3,619       4,801    1,827     2,725        3,907
   9          8,799      100,000    100,000    100,000    2,995     4,124       5,672    2,300     3,429        4,977
  10         10,037      100,000    100,000    100,000    3,246     4,632       6,614    2,950     4,335        6,317
  11         11,337      100,000    100,000    100,000    3,470     5,138       7,629    3,272     4,941        7,432
  12         12,702      100,000    100,000    100,000    3,664     5,641       8,724    3,565     5,542        8,625
  13         14,135      100,000    100,000    100,000    3,828     6,139       9,906    3,828     6,139        9,906
  14         15,640      100,000    100,000    100,000    3,961     6,631      11,183    3,961     6,631       11,183
  15         17,220      100,000    100,000    100,000    4,059     7,112      12,563    4,059     7,112       12,563
  16         18,879      100,000    100,000    100,000    4,120     7,581      14,055    4,120     7,581       14,055
  17         20,621      100,000    100,000    100,000    4,139     8,030      15,665    4,139     8,030       15,665
  18         22,450      100,000    100,000    100,000    4,108     8,452      17,403    4,108     8,452       17,403
  19         24,370      100,000    100,000    100,000    4,025     8,842      19,278    4,025     8,842       19,278
  20         26,387      100,000    100,000    100,000    3,879     9,188      21,299    3,879     9,188       21,299
  25         38,086      100,000    100,000    100,000    1,987     9,975      34,148    1,987     9,975       34,148
  30         53,018           **    100,000    100,000       **     7,866      53,706       **     7,866       53,706
  35         72,076           **         **    100,000       **        **      85,684       **        **       85,684
  40         96,398           **         **    146,314       **        **     139,346       **        **      139,346
  45        127,441           **         **    236,395       **        **     225,138       **        **      225,138




---------
 *If premiums are paid more frequently than annually, the above values shown would be affected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.
DEATH BENEFIT OPTION 2: VARIABLE DEATH BENEFIT ILLUSTRATION ASSUMES CURRENT CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK SUM INSURED AT ISSUE:
$100,000 $760 BASE POLICY TARGET PREMIUM*



                                 Death Benefit                   Account Value                 Surrender Value
                         ------------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross     Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  ------------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross   12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  ---------  ---------  --------  --------  ---------  --------  --------  -----------
   1            798      100,217    100,243    100,269      217        243        269        0          0           0
   2          1,636      100,660    100,734    100,811      660        734        811        0          0          68
   3          2,516      101,086    101,236    101,398    1,086      1,236      1,398        0        143         305
   4          3,439      101,495    101,748    102,034    1,495      1,748      2,034      402        655         941
   5          4,409      101,883    102,269    102,720    1,883      2,269      2,720      791      1,176       1,628
   6          5,428      102,252    102,798    103,463    2,252      2,798      3,463    1,159      1,705       2,371
   7          6,497      102,598    103,333    104,265    2,598      3,333      4,265    1,505      2,240       3,172
   8          7,620      102,921    103,874    105,131    2,921      3,874      5,131    2,027      2,980       4,237
   9          8,799      103,220    104,418    106,066    3,220      4,418      6,066    2,524      3,723       5,370
  10         10,037      103,500    104,975    107,090    3,500      4,975      7,090    3,203      4,678       6,793
  11         11,337      103,782    105,564    108,231    3,782      5,564      8,231    3,584      5,367       8,033
  12         12,702      104,040    106,161    109,471    4,040      6,161      9,471    3,941      6,062       9,373
  13         14,135      104,270    106,760    110,819    4,270      6,760     10,819    4,270      6,760      10,819
  14         15,640      104,471    107,360    112,283    4,471      7,360     12,283    4,471      7,360      12,283
  15         17,220      104,640    107,959    113,872    4,640      7,959     13,872    4,640      7,959      13,872
  16         18,879      104,777    108,555    115,601    4,777      8,555     15,601    4,777      8,555      15,601
  17         20,621      104,871    109,138    117,472    4,871      9,138     17,472    4,871      9,138      17,472
  18         22,450      104,916    109,700    119,494    4,916      9,700     19,494    4,916      9,700      19,494
  19         24,370      104,907    110,233    121,677    4,907     10,233     21,677    4,907     10,233      21,677
  20         26,387      104,836    110,729    124,031    4,836     10,729     24,031    4,836     10,729      24,031
  25         38,086      103,340    112,321    138,812    3,340     12,321     38,812    3,340     12,321      38,812
  30         53,018           **    111,132    159,923       **     11,132     59,923       **     11,132      59,923
  35         72,076           **    103,989    188,856       **      3,989     88,856       **      3,989      88,856
  40         96,398           **         **    227,346       **         **    127,346       **         **     127,346
  45        127,441           **         **    274,525       **         **    174,525       **         **     174,525




---------
 *If premiums are paid more frequently than annually, the above values shown would be affected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION 2: VARIABLE DEATH BENEFIT ILLUSTRATION ASSUMES MAXIMUM CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK SUM INSURED AT ISSUE:
$100,000 $760 BASE POLICY TARGET PREMIUM*



                                 Death Benefit                   Account Value                 Surrender Value
                         ------------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross     Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  ------------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross   12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  ---------  ---------  --------  --------  ---------  --------  --------  -----------
   1            798      100,190    100,216    100,241      190       216        241         0         0           0
   2          1,636      100,607    100,677    100,751      607       677        751         0         0           8
   3          2,516      101,006    101,147    101,301    1,006     1,147      1,301         0        54         208
   4          3,439      101,386    101,624    101,893    1,386     1,624      1,893       293       532         800
   5          4,409      101,745    102,107    102,530    1,745     2,107      2,530       652     1,014       1,437
   6          5,428      102,084    102,595    103,216    2,084     2,595      3,216       991     1,502       2,123
   7          6,497      102,399    103,085    103,953    2,399     3,085      3,953     1,306     1,993       2,860
   8          7,620      102,691    103,578    104,744    2,691     3,578      4,744     1,797     2,684       3,850
   9          8,799      102,957    104,069    105,593    2,957     4,069      5,593     2,262     3,374       4,898
  10         10,037      103,198    104,560    106,506    3,198     4,560      6,506     2,902     4,264       6,210
  11         11,337      103,411    105,046    107,485    3,411     5,046      7,485     3,213     4,848       7,287
  12         12,702      103,592    105,524    108,533    3,592     5,524      8,533     3,493     5,425       8,434
  13         14,135      103,742    105,992    109,656    3,742     5,992      9,656     3,742     5,992       9,656
  14         15,640      103,858    106,449    110,861    3,858     6,449     10,861     3,858     6,449      10,861
  15         17,220      103,938    106,889    112,149    3,938     6,889     12,149     3,938     6,889      12,149
  16         18,879      103,980    107,310    113,529    3,980     7,310     13,529     3,980     7,310      13,529
  17         20,621      103,977    107,703    115,001    3,977     7,703     15,001     3,977     7,703      15,001
  18         22,450      103,924    108,060    116,568    3,924     8,060     16,568     3,924     8,060      16,568
  19         24,370      103,816    108,374    118,233    3,816     8,374     18,233     3,816     8,374      18,233
  20         26,387      103,643    108,633    119,995    3,643     8,633     19,995     3,643     8,633      19,995
  25         38,086      101,617    108,761    130,368    1,617     8,761     30,368     1,617     8,761      30,368
  30         53,018           **    105,552    143,283       **     5,552     43,283        **     5,552      43,283
  35         72,076           **         **    157,451       **        **     57,451        **        **      57,451
  40         96,398           **         **    169,159       **        **     69,159        **        **      69,159
  45        127,441           **         **    168,948       **        **     68,948        **        **      68,948




---------
 *If premiums are paid more frequently than annually, the above values shown would be affected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION 3: LEVEL DEATH BENEFIT WITH GREATER FUNDING ILLUSTRATION ASSUMES CURRENT CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK SUM INSURED AT ISSUE:
$100,000 $760 BASE POLICY TARGET PREMIUM*



                                 Death Benefit                   Account Value                 Surrender Value
                         ------------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross     Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  ------------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross   12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  ---------  ---------  --------  --------  ---------  --------  --------  -----------
   1            798      100,000    100,000    100,000      217        244        270        0          0           0
   2          1,636      100,000    100,000    100,000      662        736        814        0          0          71
   3          2,516      100,000    100,000    100,000    1,091      1,241      1,404        0        148         311
   4          3,439      100,000    100,000    100,000    1,502      1,757      2,044      410        664         951
   5          4,409      100,000    100,000    100,000    1,895      2,283      2,738      802      1,190       1,645
   6          5,428      100,000    100,000    100,000    2,269      2,820      3,491    1,176      1,727       2,398
   7          6,497      100,000    100,000    100,000    2,622      3,365      4,306    1,529      2,272       3,214
   8          7,620      100,000    100,000    100,000    2,953      3,917      5,191    2,059      3,023       4,297
   9          8,799      100,000    100,000    100,000    3,260      4,477      6,150    2,565      3,781       5,455
  10         10,037      100,000    100,000    100,000    3,551      5,052      7,205    3,255      4,756       6,909
  11         11,337      100,000    100,000    100,000    3,846      5,665      8,387    3,649      5,467       8,189
  12         12,702      100,000    100,000    100,000    4,119      6,289      9,679    4,020      6,190       9,580
  13         14,135      100,000    100,000    100,000    4,365      6,921     11,092    4,365      6,921      11,092
  14         15,640      100,000    100,000    100,000    4,584      7,560     12,636    4,584      7,560      12,636
  15         17,220      100,000    100,000    100,000    4,774      8,205     14,327    4,774      8,205      14,327
  16         18,879      100,000    100,000    100,000    4,934      8,856     16,181    4,934      8,856      16,181
  17         20,621      100,000    100,000    100,000    5,053      9,503     18,209    5,053      9,503      18,209
  18         22,450      100,000    100,000    100,000    5,126     10,140     20,425    5,126     10,140      20,425
  19         24,370      100,000    100,000    100,000    5,147     10,762     22,849    5,147     10,762      22,849
  20         26,387      100,000    100,000    100,000    5,110     11,362     25,504    5,110     11,362      25,504
  25         38,086      100,000    100,000    100,000    3,818     13,789     43,255    3,818     13,789      43,255
  30         53,018           **    100,000    122,741       **     14,215     72,116       **     14,215      72,116
  35         72,076           **    100,000    175,818       **      9,692    116,159       **      9,692     116,159
  40         96,398           **         **    249,124       **         **    182,002       **         **     182,002
  45        127,441           **         **    350,860       **         **    277,887       **         **     277,887




---------
 *If premiums are paid more frequently than annually, the above values shown would be affected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION 3: LEVEL DEATH BENEFIT WITH GREATER FUNDING ILLUSTRATION ASSUMES MAXIMUM CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK SUM INSURED AT ISSUE:
$100,000 $760 BASE POLICY TARGET PREMIUM*



                                 Death Benefit                   Account Value                 Surrender Value
                         ------------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross     Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  ------------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross   12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  ---------  ---------  --------  --------  ---------  --------  --------  -----------
   1            798      100,000    100,000    100,000      191       216         242        0         0            0
   2          1,636      100,000    100,000    100,000      609       679         753        0         0           10
   3          2,516      100,000    100,000    100,000    1,010     1,152       1,306        0        59          213
   4          3,439      100,000    100,000    100,000    1,393     1,633       1,903      300       540          810
   5          4,409      100,000    100,000    100,000    1,756     2,121       2,547      663     1,028        1,454
   6          5,428      100,000    100,000    100,000    2,100     2,616       3,243    1,007     1,523        2,150
   7          6,497      100,000    100,000    100,000    2,421     3,115       3,992    1,328     2,022        2,899
   8          7,620      100,000    100,000    100,000    2,721     3,619       4,801    1,827     2,725        3,907
   9          8,799      100,000    100,000    100,000    2,995     4,124       5,672    2,300     3,429        4,977
  10         10,037      100,000    100,000    100,000    3,246     4,632       6,614    2,950     4,335        6,317
  11         11,337      100,000    100,000    100,000    3,470     5,138       7,629    3,272     4,941        7,432
  12         12,702      100,000    100,000    100,000    3,664     5,641       8,724    3,565     5,542        8,625
  13         14,135      100,000    100,000    100,000    3,828     6,139       9,906    3,828     6,139        9,906
  14         15,640      100,000    100,000    100,000    3,961     6,631      11,183    3,961     6,631       11,183
  15         17,220      100,000    100,000    100,000    4,059     7,112      12,563    4,059     7,112       12,563
  16         18,879      100,000    100,000    100,000    4,120     7,581      14,055    4,120     7,581       14,055
  17         20,621      100,000    100,000    100,000    4,139     8,030      15,665    4,139     8,030       15,665
  18         22,450      100,000    100,000    100,000    4,108     8,452      17,403    4,108     8,452       17,403
  19         24,370      100,000    100,000    100,000    4,025     8,842      19,278    4,025     8,842       19,278
  20         26,387      100,000    100,000    100,000    3,879     9,188      21,299    3,879     9,188       21,299
  25         38,086      100,000    100,000    100,000    1,987     9,975      34,148    1,987     9,975       34,148
  30         53,018           **    100,000    100,000       **     7,866      53,706       **     7,866       53,706
  35         72,076           **         **    126,866       **        **      83,817       **        **       83,817
  40         96,398           **         **    173,323       **        **     126,624       **        **      126,624
  45        127,441           **         **    234,249       **        **     185,529       **        **      185,529




---------
 *If premiums are paid more frequently than annually, the above values shown would be affected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

[LOGO OF JOHN HANCOCK APPEARS HERE]



  POLICIES ISSUED BY JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY JOHN HANCOCK
                       PLACE, BOSTON, MASSACHUSETTS 02117

S8148-M 5/98

[LOGO OF JOHN HANCOCK APPEARS HERE]


                           John Hancock Variable Life
                                Insurance Company
                                    (JHVLICO)

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                               John Hancock Place
                          Boston, Massachusetts 02117

                         JOHN HANCOCK SERVICING OFFICE:
                                  P.O. Box 111
                          Boston, Massachusetts 02117

                   TELEPHONE 1-800-REAL LIFE (1-800-732-5543)
                                FAX 617-572-5410


                           PROSPECTUS MAY 1, 1998

  The flexible premium variable life policy ("Policy") described in this Prospectus can be funded, at the discretion of the Owner, by up to ten of the variable subaccounts of John Hancock Variable Life Account U (the "Account"), by a fixed subaccount (the "Fixed Account"), or by any combination of the Fixed Account and up to nine of the variable subaccounts (collectively, the "Subaccounts"). The assets of each variable Subaccount will be invested in a corresponding investment portfolio ("Portfolio") of John Hancock Variable Series Trust I, (the "Fund") a "series" type mutual fund advised by John Hancock Mutual Life Insurance Company ("John Hancock"). The assets of the Fixed Account will be invested in the general account of John Hancock Variable Life Insurance Company ("JHVLICO").
  The prospectus for the Fund, which is attached to this Prospectus, describes the investment objectives, policies and risks of investing in the Portfolios of Variable Series Trust I: Managed, Growth & Income, Equity Index, Large Cap Value, Large Cap Growth, Mid Cap Value, Mid Cap Growth, Diversified Mid Cap Growth (formerly, Special Opportunities), Real Estate Equity, Small/Mid Cap CORE, Small Cap Value, Small Cap Growth, Global Equity, International Balanced, International Equity Index (formerly, International Equities), International Opportunities, Emerging Markets Equity, Short-Term Bond (formerly, Short-Term U.S. Government), Bond Index, Sovereign Bond, Strategic Bond, High Yield Bond, and Money Market. (The Small/Mid Cap CORE, Global Equity, Emerging Markets Equity, Bond Index, and High Yield Bond Portfolios are not currently available to Owners but are expected to be made available later in 1998.) Other variable Subaccounts and Portfolios may be added in the future.

  Replacing existing insurance with a Policy described in this Prospectus may not be to your advantage.

  THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE. IT IS NOT
          VALID UNLESS ATTACHED TO A CURRENT PROSPECTUS FOR THE FUND.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS



                                                                          Page
SUMMARY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1
JHVLICO and JOHN HANCOCK . . . . . . . . . . . . . . . . . . . . . . .      7
THE ACCOUNT AND THE SERIES FUND  . . . . . . . . . . . . . . . . . . .      7
THE FIXED ACCOUNT  . . . . . . . . . . . . . . . . . . . . . . . . . .     10
POLICY PROVISIONS AND BENEFITS . . . . . . . . . . . . . . . . . . . .     11
  Requirements for Issuance of Policy  . . . . . . . . . . . . . . . .     11
  Premiums . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     11
  Account Value and Surrender Value  . . . . . . . . . . . . . . . . .     13
  Death Benefits . . . . . . . . . . . . . . . . . . . . . . . . . . .     14
  Transfers Among Subaccounts  . . . . . . . . . . . . . . . . . . . .     15
  Loan Provisions and Indebtedness . . . . . . . . . . . . . . . . . .     17
  Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     18
  Exchange Privilege . . . . . . . . . . . . . . . . . . . . . . . . .     18
CHARGES AND EXPENSES . . . . . . . . . . . . . . . . . . . . . . . . .     19
  Charges Deducted from Premiums . . . . . . . . . . . . . . . . . . .     19
  Sales Charges  . . . . . . . . . . . . . . . . . . . . . . . . . . .     19
  Administrative Surrender Charge  . . . . . . . . . . . . . . . . . .     21
  Reduced Charges for Eligible Groups  . . . . . . . . . . . . . . . .     21
  Charges Deducted from Account Value or Assets  . . . . . . . . . . .     21
  Guarantee of Premiums and Certain Charges  . . . . . . . . . . . . .     23
DISTRIBUTION OF POLICIES . . . . . . . . . . . . . . . . . . . . . . .     23
TAX CONSIDERATIONS . . . . . . . . . . . . . . . . . . . . . . . . . .     24
  Policy Proceeds  . . . . . . . . . . . . . . . . . . . . . . . . . .     24
  Charge for JHVLICO's Taxes . . . . . . . . . . . . . . . . . . . . .     25
  Corporate and H.R. 10 Plans  . . . . . . . . . . . . . . . . . . . .     25
BOARD OF DIRECTORS AND EXECUTIVE OFFICERS OF JHVLICO . . . . . . . . .     26
REPORTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     26
VOTING PRIVILEGES  . . . . . . . . . . . . . . . . . . . . . . . . . .     27
CHANGES THAT JHVLICO CAN MAKE  . . . . . . . . . . . . . . . . . . . .     27
STATE REGULATION . . . . . . . . . . . . . . . . . . . . . . . . . . .     28
LEGAL MATTERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     28
REGISTRATION STATEMENT . . . . . . . . . . . . . . . . . . . . . . . .     28
EXPERTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     28
FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . .     28
APPENDIX--OTHER POLICY PROVISIONS  . . . . . . . . . . . . . . . . . .     59
APPENDIX--IMPACT OF YEAR 2000. . . . . . . . . . . . . . . . . . . . .
APPENDIX--ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER
 VALUES AND ACCUMULATED PREMIUMS . . . . . . . . . . . . . . . . . . .     62




THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

                                    SUMMARY

WHAT IS THE VARIABLE LIFE POLICY BEING OFFERED?

  JHVLICO issues variable life insurance policies. The Policies described in this Prospectus are flexible premium policies. JHVLICO issues other variable life insurance policies. These other policies are offered by means of other Prospectuses.

  As explained below, the death benefit and Surrender Value under the Policy may increase or decrease daily. The Policies differ from ordinary fixed-benefit life insurance in the way they work. However, the Policies are like fixed-benefit life insurance in providing lifetime protection against economic loss resulting from the death of the insured. The Policies are primarily insurance and not investments.

  The Policies work generally as follows: A premium payment is periodically made to JHVLICO. JHVLICO takes from each premium an amount for taxes and, from certain premiums, sales expenses. JHVLICO then places the rest of the premium into as many as ten Subaccounts as directed by the owner of the Policy (the "Owner"). The assets allocated to each variable Subaccount are invested in shares of the corresponding Portfolio of the Fund. The currently available Portfolios are identified on the cover of this Prospectus. The assets allocated to the Fixed Account are invested in the general account of JHVLICO. During the year, JHVLICO takes charges from each Subaccount and credits or charges each Subaccount with its respective investment performance. The insurance charge, which is deducted from the invested assets attributable to each Policy ("Account Value"), varies monthly with the then attained age of the insured and with the amount of insurance provided at the start of each month.

  The Policy provides for payment of death benefit proceeds when the insured dies. The death benefit proceeds will equal the death benefit, plus any additional benefit included by rider and then due, minus any Indebtedness. The death benefit may be either level or variable as elected by the Owner. The level death benefit provides a death benefit that generally remains fixed in amount and an Account Value that varies daily. Two versions of the level death benefit are available. The variable death benefit provides for a death benefit and Account Value that may vary daily. The Policy also increases the death benefit if necessary to ensure that the Policy will continue to qualify as life insurance under the Federal tax laws.

  The initial Account Value is the amount of the premium that JHVLICO credits to the Policy, after deduction of the initial charges. The Account Value increases or decreases daily depending on the investment experience of the Subaccounts to which the amounts are allocated at the direction of the Owner. JHVLICO does not guarantee a minimum amount of Account Value. The Owner bears the investment risk for that portion of the Account Value allocated to the variable Subaccounts. The Owner may surrender a Policy at any time while the insured is living. The Surrender Value is the Account Value less the sum of any Administrative Surrender Charge, any Contingent Deferred Sales Charge and any Indebtedness. The Owner may also make partial withdrawals from a Policy, subject to certain restrictions and an administrative charge. If the Owner surrenders in the early Policy years, the amount of Surrender Value would be low (as compared with other investments without sales charges) and, consequently, the insurance protection provided prior to surrender would be costly.

  The minimum Sum Insured at issue is $100,000. All persons insured must be between ages 20 and 75 years at issue and meet certain health and other criteria called "underwriting standards." An insured may be eligible for the "preferred" class, which has the lowest insurance charges. The smoking status of the insured is generally reflected in the insurance charges made. Policies issued in certain jurisdictions or in connection with certain employee plans will not directly reflect the sex of the insured in either the premium rates or the charges and values under the Policy.

  The Owner of a Policy issued on a standard or preferred underwriting basis may be eligible for the Guaranteed Death Benefit feature if he or she satisfies certain other underwriting standards relating to health and occupation. This provision is applicable at no additional cost only in the first five Policy years and cannot be extended. Under this provision, the Policy will be guaranteed not to lapse during the first five Policy years, regardless of adverse investment performance, if the Owner pays the Guaranteed Death Benefit Premiums on a cumulative basis over that period.

WHAT IS THE AMOUNT OF THE PREMIUMS?

  Premiums are flexible and the Owner may choose the amount and frequency of premium payments.

  The minimum amount of premium required at the time of Policy issue is three months of Guaranteed Death Benefit Premium. One year's Guaranteed Death Benefit Premium equals the "Target Premium" of a Policy. Unless the Guaranteed Death Benefit is in effect, if the Account Value at the beginning of any Policy month is insufficient to pay the monthly Policy charges then due, JHVLICO will estimate the amount of additional premiums necessary to keep the Policy in force for three months. The Owner will have a 61 day grace period to pay at least that amount or the Policy will lapse.

  The Target Premium is equal to the annual Guaranteed Death Benefit Premium. The Target Premium is the sum of Base Policy Target Premium, an amount set forth in the Policy at issue, plus any rider premium.

  At the time of Policy issue, the Owner may designate the amount and frequency of Planned Premium payments. The Owner may pay premiums other than the Planned Premium payments, subject to certain limitations.

WHAT IS JOHN HANCOCK VARIABLE LIFE ACCOUNT U?

  The Account is a separate investment account of JHVLICO, operated as a unit investment trust, which supports benefits payable under the Policies. The Account is subdivided into a number of variable Subaccounts each of which corresponds to one of the Portfolios of the Fund. The assets of each variable Subaccount within the Account is invested in a corresponding Portfolio of the Fund. The current Portfolios of the Funds are: Managed, Growth & Income, Equity Index, Large Cap Value, Large Cap Growth, Mid Cap Value, Mid Cap Growth, Diversified Mid Cap Growth, Real Estate Equity, Small/Mid Cap CORE, Small Cap Value, Small Cap Growth, Global Equity, International Balanced, International Equity Index, International Opportunities, Emerging Markets Equity, Short-Term Bond, Bond Index, Sovereign Bond, Strategic Bond, High Yield Bond, and Money Market.

  The figures in the following chart are expressed as a percentage of each Portfolio's average daily net assets. The figures reflect the investment management fees currently payable and the 1997 other fund expenses allocated to John Hancock Variable Series Trust I (except that other fund expenses for the Small/Mid Cap CORE, Global Equity, Emerging Markets Equity, Bond Index, and High Yield Bond Portfolios are based upon estimates for the current fiscal year).

                                                                    Other
                                                                     Fund
                                     Other Fund      Total         Expenses
                                      Expenses       Fund           Absent
                        Management  After Expense  Operating       Expense
    Fund Name              Fee      Reimbursement  Expenses    Reimbursement/*/
    ---------           ----------  -------------  ---------   ----------------
Managed . . . . . . .      0.33%        0.04 %       0.37%            N/A
Growth & Income . . .      0.25%        0.03 %       0.28%            N/A
Equity Index. . . . .      0.15%        0.25 %       0.40%           0.40%
Large Cap Value . . .      0.75%        0.25 %       1.00%           0.31%
Large Cap Growth. . .     0.39%         0.05 %       0.44%            N/A
Mid Cap Value . . . .      0.80%        0.25 %       1.05%          0.34%
Mid Cap Growth. . . .      0.85%        0.25 %       1.10%          0.57%
Diversified Mid Cap
 Growth . . . . . . .      0.75%       0.10%         0.85%            N/A
Real Estate Equity. .      0.60%        0.09 %      0.69%             N/A
Small/Mid Cap CORE. .
Small Cap Value . . .      0.80%        0.25 %       1.05%           0.50%
Small Cap Growth. . .      0.75%        0.25 %       1.00%           0.37%
Global Equity . . . .
International Balanced     0.85%        0.25 %       1.10%           0.71%
International Equity
 Index. . . . . . . .      0.18%        0.19 %       0.37%            N/A
International
 Opportunities. . . .     0.97%         0.25 %      1.22%           0.60%
Emerging Markets
 Equity . . . . . . .
Short-Term Bond . . .      0.30%        0.21%        0.51%
Bond Index. . . . . .
Sovereign Bond. . . .      0.25%        0.06 %       0.31%            N/A
Strategic Bond. . . .      0.75%        0.25 %       1.00%           0.57%
High Yield Bond . . .
Money Market. . . . .      0.25%        0.08 %       0.33%            N/A




/1/

*John Hancock reimburses a Portfolio when the Portfolio's other fund expenses exceed 0.25% of the Portfolio's average daily net assets.

  For a full description of the Fund, see the Prospectus for the Fund attached to this Prospectus.

WHAT ARE THE CHARGES MADE BY JHVLICO?

  State Premium Tax Charge and Federal DAC Tax Charge. Charges deducted from each premium payment, currently 2.35% for state premium taxes and 1.25% as a Federal deferred acquisition cost or "DAC Tax" charge.

  Sales Charge Deduction from Premium. A charge deducted from premium payments equal to no more than 4% of the Target Premium received in any Policy year. JHVLICO currently intends to waive this deduction from premiums received after the first 10 Policy years.

  Contingent Deferred Sales Charge. A charge deducted from Account Value if the Policy lapses or is surrendered during the first 12 Policy years. The amount of the charge depends upon the Policy year in which lapse or surrender occurs. The charge will never be higher than 26% of Base Policy Target Premiums paid to date. The total charges for sales expenses over the lesser of 20 years or the life expectancy of the insured will not exceed 9% of the Target Premium payments under the Policy, assuming all Target Premiums are paid.

  Administrative Surrender Charge. A charge deducted from Account Value if the Policy lapses or is surrendered in the first 9 Policy years. The amount of the charge depends upon the Policy year in which lapse or surrender occurs and the Policy's Sum Insured at that time. The maximum charge is $5 per $1,000 of current Sum Insured.

  Issue Charge. A charge deducted monthly from Account Value at the rate of $20 per month for the first 12 Policy months.

  Maintenance Charge. A charge deducted monthly from Account Value in an amount equal to no more than $8 (currently $6) for all Policy years.

  Insurance Charge. A charge based upon the amount for which JHVLICO is at risk, considering the attained age and risk classification of the insured and JHVLICO's then current monthly insurance rates (never to exceed rates set forth in the Policy) deducted monthly from Account Value. JHVLICO currently intends to reduce this charge beginning the tenth Policy year.

  Charge for Mortality and Expense Risks. A charge deducted daily from the variable Subaccounts at a maximum effective annual rate of .90% (currently .60%) of the assets of each variable Subaccount.

  Charge for Extra Mortality Risks. An additional charge, depending upon the age of the insured and the degree of additional mortality risk, required if the insured does not qualify for the standard or preferred underwriting class. This additional charge is deducted monthly from Account Value.

  Charge for Optional Rider Benefits. An additional charge required if the Owner elects to purchase any optional insurance benefits by rider. Any such additional charge is deducted monthly from Account Value.

  Charge for Partial Withdrawal. A charge of $20 deducted from Account Value at the time of withdrawal.

  See "Charges and Expenses", for a fuller description of the charges under the Policy.

IS THERE A CHARGE AGAINST THE ACCOUNT FOR FEDERAL INCOME TAX?

  Currently no charge is made against any Subaccount for Federal income taxes, but if JHVLICO incurs, or expects to incur, income taxes attributable to any Subaccount or this class of Policies in future years, it reserves the right to make a charge. JHVLICO expects that it will continue to be taxed as a life insurance company. See "Charge for JHVLICO's Taxes".

WHAT IS THE RELATIONSHIP BETWEEN THE PREMIUM AND THE AMOUNT ALLOCATED TO THE SUBACCOUNTS?

  The initial net premium is allocated by JHVLICO from its general account to one or more of its Subaccounts on the date of issue of the Policy. The initial net premium is the gross premium less the sales charge deducted from certain premium payments and less the charges deducted from all premiums for state premium taxes and the Federal DAC Tax charge. These charges also apply to subsequent premium payments. Net premiums derived from payments received after the issue date are allocated, generally on the date of receipt, to one or more of the Subaccounts as elected by the Owner.

HOW ARE AMOUNTS ALLOCATED TO EACH SUBACCOUNT?

  At issue and subsequently thereafter, the Owner will provide us with the rule ("Investment Rule") we will follow to invest net premiums or other amounts in any one but not more than ten of the Subaccounts. The Owner may change the Investment Rule under which JHVLICO will allocate amounts to Subaccounts.

WHAT COMMISSIONS ARE PAID TO AGENTS?

  The Policies are sold through agents who are licensed by state authorities to sell JHVLICO's insurance policies. Commissions payable to agents are described under "Distribution of Policies". Sales expenses in any year are not equal to the deduction for sales expenses in that year. Rather, total sales expenses under the Policies are intended to be recovered over the lifetimes of the insureds covered by the Policies.

WHAT IS THE DEATH BENEFIT?

  Three death benefit options are available at the time of application for a Policy.

  Option 1: Level Death Benefit. A level death benefit equal to the Sum Insured or, if greater, the Account Value multiplied by the applicable Corridor Factor.

  Option 2: Variable Death Benefit. A variable death benefit equal to the Sum Insured plus any Account Value, or, if greater, the Account Value multiplied by the applicable Corridor Factor.

  Option 3: Level Death Benefit With Greater Funding. A level death benefit equal to the Sum Insured, or, if greater, the Account Value multiplied by the applicable Death Benefit Factor. It differs from the level death benefit option described above in that a greater amount of premium payments can generally be made by the Owner.

  Under each of the Options, an alternative death benefit is computed that is equal to the Account Value multiplied by a Corridor Factor or a Death Benefit Factor to increase the death benefit if necessary to ensure that the Policy will continue to qualify as life insurance under the Federal tax law. See "Death Benefits"; "Definition of Life Insurance" and "Tax Considerations".

  Under the Guaranteed Death Benefit provision, the Policy is guaranteed not to lapse during the first 5 Policy years, provided that, on each Modal Processing Date, the amount of cumulative premiums paid, minus any withdrawals, is at least equal to the cumulative amount of Guaranteed Death Benefit Premiums due to date. This provision applies only if the insured is in the preferred or standard underwriting risk class and satisfies certain other underwriting standards relating to health and occupation.

HOW DOES THE ACCOUNT VALUE OF A POLICY VARY IN RELATION TO THE SUBACCOUNTS' INVESTMENT EXPERIENCE?

  In general, the Account Value for any day equals the Account Value for the previous day, increased by any net premium placed in the Subaccounts for the Policy, decreased by any charges made against the Account Value and by any partial withdrawal, and increased or decreased by the investment experience of the Subaccounts. No minimum Account Value for the Policy is guaranteed.

WHAT IS THE LOAN PROVISION AND HOW DOES A LOAN AFFECT THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE?

  After the first Policy year the Owner may obtain a Policy loan. Assuming no Indebtedness (see below), the maximum amount of any loan in Policy years two and three is 75% of that portion of the Surrender Value attributable to variable Subaccount investments, plus 100% of that portion of the Surrender Value attributable to Fixed Account investments; thereafter the maximum is 90% of that portion of Surrender Value attributable to variable Subaccount investments, plus 100% of that portion of the Surrender Value attributable to Fixed Account investments. Interest charged on any loan will accrue and compound daily at an effective annual rate of 5.0% in the first 20 Policy years and 4.50% thereafter. A loan plus accrued interest ("Indebtedness") may be repaid at the discretion of the Owner in whole or in part in accordance with the terms of the Policy.

  While a loan is outstanding, the rate of interest credited to the Account Value because of the loan will usually be different than the net investment experience of the Subaccounts. Therefore, the Account Value, the Surrender Value and any death benefit above the current Sum Insured are permanently affected by any loan.

IS THERE A SHORT-TERM CANCELLATION RIGHT?

  The Owner may surrender a Policy by delivering or mailing it within 45 days after the date Part A of the application has been completed or within 10 days after receipt of the Policy by the Owner, or within 10 days after mailing by JHVLICO of a Notice of Withdrawal Right, whichever is latest, to JHVLICO's Servicing Office, or to the agent or agency office through which it was delivered. Coverage under the Policy will be cancelled immediately as of the date of such mailing or delivery. Any premium paid on it will be refunded. If required by state law, the refund will equal the Account Value at the end of the Valuation Period in which the Policy is received plus all charges or deductions made against premiums plus an amount reflecting charges against the Subaccounts and the investment management fee of the Fund.

WHAT INVESTMENT TRANSFERS ARE ALLOWED AN OWNER?

  The Owner may transfer the Account Value among the variable Subaccounts or into the Fixed Account at any time. Transfers out of the Fixed Account, however, are subject to restrictions.

ARE THE BENEFITS UNDER A POLICY SUBJECT TO FEDERAL INCOME TAX?

  The benefits under Policies described in this Prospectus are expected to receive the same tax treatment under the Internal Revenue Code of 1986 as benefits under traditional fixed-benefit life insurance policies. Thus, death benefits payable under the Policies will not be included in the beneficiary's gross income. Also, the Owner is not taxed on interest and gains under the Policy unless and until values are actually received through withdrawal, surrender, or other distributions.

  Under Federal tax law, distributions from Policies on which premiums greater than a "7-pay" premium limit (as defined in the law) have been paid, will be subject to special taxation. See "Premiums--7-Pay Premium Limit" and "Policy Proceeds" for a discussion of how the "7-pay" premium limit may be exceeded under a Policy. A distribution on such a Policy (called a "modified endowment") will be taxed to the extent there is any income (gain) to the Owner and an additional penalty tax may be imposed on the taxable amount.

                            JHVLICO AND JOHN HANCOCK

  JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law, is authorized to transact a life insurance and annuity business in Massachusetts and all states other than New York. JHVLICO began selling variable life insurance policies in 1980.

  JHVLICO is a wholly-owned subsidiary of John Hancock, a company chartered in Massachusetts in 1862. Its Home Office is at John Hancock Place, Boston, Massachusetts 02117. John Hancock's assets are approximately $59 billion and it has invested over $380 million in JHVLICO in connection with JHVLICO's organization and operations. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable it to meet its reserve requirements and expenses in connection with its business, and John Hancock is committed to make additional capital contributions if necessary to ensure that JHVLICO maintains a positive net worth.

                        THE ACCOUNT AND THE SERIES FUND

THE ACCOUNT

  The Account, a separate account established under Massachusetts law, meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act").

  The Account's assets are the property of JHVLICO. Each Policy provides that the portion of the Account's assets equal to the reserves and other liabilities under the Policy shall not be chargeable with liabilities arising out of any other business JHVLICO may conduct. In addition to the assets attributable to variable life policies, the Account's assets include assets derived from charges made by JHVLICO. From time to time these additional assets may be transferred in cash by JHVLICO to its general account. Before making any such transfer, JHVLICO will consider any possible adverse impact the transfer might have on any Subaccount.

  The Account is registered with the Securities and Exchange Commission (the "Commission") under the 1940 Act. Such registration does not involve supervision by the Commission of the management or policies of the Account, JHVLICO or John Hancock.

  The assets in each variable Subaccount are invested in the corresponding Portfolio of the Fund, but the assets of one variable Subaccount are not necessarily legally insulated from liabilities associated with another variable Subaccount. New variable Subaccounts may be added or existing variable Subaccounts may be deleted as new Portfolios are added to or deleted from the Fund and made available to Owners.

THE SERIES FUND

  The Fund is a "series" type of mutual fund registered with the Commission under the 1940 Act as an open-end diversified management investment company. The Fund serves as the investment medium for the Account and other unit investment trust separate accounts established for other variable life insurance policies and variable annuity contracts. (See the attached Fund Prospectus for a description of a need to monitor for possible conflicts and other consequences.) A very brief summary of the investment objectives of each Portfolio is set forth below.

 Managed Portfolio

  The investment objective of this Portfolio is to achieve maximum long-term total return consistent with prudent investment risk. Investments will be made in common stocks, convertibles and other equity investments, in bonds and other fixed income securities and in money market instruments.

 Growth & Income Portfolio

  The investment objective of this Portfolio is to achieve intermediate and long-term growth of capital, with income as a secondary consideration. This objective will be pursued by investments principally in common stocks (and securities convertible into or with rights to purchase common stocks) of companies believed to offer growth potential over both the intermediate and the long term.

 Equity Index Portfolio

  The investment objective of this Portfolio is to provide investment results that correspond to the total return of the U.S. market as represented by the S&P 500 utilizing common stocks that are publicly traded in the United States.

 Large Cap Value Portfolio

  The investment objective of this Portfolio is to provide substantial dividend income, as well as long-term capital appreciation, through investments in the common stocks of established companies believed to offer favorable prospects for increasing dividends and capital appreciation.

 Large Cap Growth Portfolio

  The investment objective of this Portfolio is to achieve above-average capital appreciation through the ownership of common stocks (and securities convertible into with rights to purchase common stocks) of companies believed to offer above-average capital appreciation opportunities. Current income is not an objective of the Portfolio.

 Mid Cap Value Portfolio

  The investment objective of this Portfolio is to provide long-term growth of capital primarily through investment in the common stocks of medium capitalization companies believed to sell at a discount to their intrinsic value.

 Mid Cap Growth Portfolio

  The investment objective of this Portfolio is to provide long-term growth of capital through a non-diversified portfolio investing primarily in common stocks of medium capitalization companies.

 Diversified Mid Cap Growth Portfolio

  The investment objective of this Portfolio is to provide long-term growth of capital through a diversified portfolio investing primarily in common stocks of medium capitalization growth companies.

 Real Estate Equity Portfolio

  The investment objective of this Portfolio is to provide above-average income and long-term growth of capital by investment principally in equity securities of companies in the real estate and related industries.

 Small/Mid Cap CORE Portfolio

  The investment of this Portfolio is to achieve long-term growth of capital through a broadly diversified portfolio of equity securities of U.S. issuers which are included in the Russell 2500 Index at the time of investment.

 Small Cap Value Portfolio

  The investment objective of this Portfolio is to provide long-term growth of capital by investing in a well diversified portfolio of equity securities of small capitalization companies exhibiting value characteristics.

 Small Cap Growth Portfolio

  The investment objective of this Portfolio is to provide long-term growth of capital through a diversified portfolio investing primarily in common stocks of small capitalization emerging growth companies.

 Global Equity Portfolio

  The investment objective of this Portfolio is to achieve long-term growth of capital through a diversified portfolio of marketable securities, primarily equity securities, of both U.S. and foreign issuers.

 International Balanced Portfolio

  The investment objective of this Portfolio is to maximize total U.S. dollar return, consisting of capital appreciation and current income, through investment in non-U.S. equity and fixed income securities.

 International Equity Index Portfolio

  The investment objective of this Portfolio is to provide investment results that correspond to the total return of the major developed international (non-U.S.) equity markets, as represented by the MSCI AEFE GDP Index.

 International Opportunities Portfolio

  The investment objective of this Portfolio is to provide capital appreciation through investments in common stocks of primarily well-established, non-United States companies.

 Emerging Markets Equity Portfolio

  The investment objective of this Portfolio is to achieve capital appreciation by investing primarily in equity securities of companies in countries having economies and markets generally considered by the World Bank or the United Nations to be emerging or developing.

 Short-Term Bond Portfolio

  The investment objective of this Portfolio is to provide a high level of current income consistent with a low degree of share price fluctuation through investment primarily in a diversified portfolio of short- and intermediate-term investment-grade debt obligations.

 Bond Index Portfolio

  The investment objective of this Portfolio is to provide investment results that correspond to the total return and risk characteristics of the U.S. investment grade fixed income market, as represented by a Lehman Brothers bond index that tracks the performance of investment grade debt securities.

 Sovereign Bond Portfolio

  The investment objective of this Portfolio is to provide as high a level of long-term total rate of return as is consistent with prudent investment risk through investment primarily in a diversified portfolio of freely marketable debt securities.

 Strategic Bond Portfolio

  The investment objective of this Portfolio is to provide total return consistent with moderate risk of capital and maintenance of liquidity, through a portfolio of domestic and international fixed income securities.

 High Yield Bond Portfolio

  The investment objective of this Portfolio is to provide high current income and capital appreciation with capital preservation through investing primarily in high yield (below investment grade) debt securities.

 Money Market Portfolio

  The investment objective of this Portfolio is to provide maximum current income consistent with capital preservation and liquidity, through investment in high quality money market instruments.

  John Hancock acts as the investment manager for the Portfolios described above, and John Hancock's indirectly owned subsidiary, Independence Investment Associates, Inc., with its principal place of business at 53 State Street, Boston, MA 02109, provides sub-investment advice with respect to the Managed, Growth & Income, Large Cap Growth, Real Estate Equity and Short-Term Bond Portfolios. Independence International Associates, Inc., a subsidiary of IIA located at the same address as IIA, is a sub-investment adviser to the International Equity Index Portfolio.

  Another indirectly owned subsidiary of John Hancock, John Hancock Advisers, Inc., located at 101 Huntington Avenue, Boston, MA 02199, provides sub-investment advice with respect to the Sovereign Bond, Diversified Mid Cap Growth, and Small Cap Growth Portfolios.

  T. Rowe Price Associates, Inc., located at 100 East Pratt St., Baltimore, MD 21202, provides sub-investment advice with respect to the Large Cap Value Portfolio and its subsidiary, Rowe Price-Fleming International, Inc., also located at 100 East Pratt St., Baltimore, MD 21202, provides sub-investment advice with respect to the International Opportunities Portfolio.

  State Street Bank & Trust, N.A., at Two International Place, Boston, MA 02110, is sub-investment adviser to the Equity Index Portfolio. INVESCO Management and Research located at 101 Federal Street, Boston, MA 02110, is the sub-investment adviser to the Small Cap Value Portfolio. Janus Capital Corporation, with its principal place of business at 100 Filmore Street, Denver, CO 80206, is the sub-investment adviser to the Mid Cap Growth Portfolio. Neuberger & Berman, LLC, of 605 Third Avenue, New York, NY 10158, provides sub-investment advice to the Mid Cap Value Portfolio. J.P. Morgan Investment Management Inc., located at 522 Fifth Avenue, New York, NY 10036, provides sub-investment advice with respect to the Strategic Bond Portfolio and Brinson

Partners, Inc., of 209 S. LaSalle Street, Chicago, IL 60604, does likewise with respect to the International Balanced Portfolio.

  Goldman Sachs & Company, located at One New York Plaza, New York, New York 10004, is sub-investment adviser to the Small/Mid Cap CORE Portfolio. Scudder Kemper Investments, Inc., located at 345 Park Avenue, New York, New York 10154, is the sub-investment adviser to the Global Equity Portfolio. Montgomery Asset Management, LLC, located at 101 California Street, San Francisco, California 94111, is the sub-investment adviser to the Emerging Markets Equity Portfolio. Mellon Bond Associates, located at One Mellon Bank Center, Suite 4135, Pittsburgh, Pennsylvania 15258, is the sub-investment adviser to the Bond Index Portfolio. Wellington Management Company, LLC, located at 75 State Street, Boston, Massachusetts 02109, is the sub-investment adviser to the High Yield Bond Portfolio.

  JHVLICO will purchase and redeem Fund shares for the Account at their net asset value without any sales or redemption charges. Shares of the Fund represent an interest in one of the Portfolios of the Fund which corresponds to a variable Subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in Fund shares at their net asset value as of the dates paid.

  On each Valuation Date, shares of each Portfolio are purchased or redeemed by JHVLICO for each variable Subaccount based on, among other things, the amount of net premiums allocated to the variable Subaccount, distributions reinvested, transfers to, from and among variable Subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at the net asset value per Fund share for each Portfolio determined on that same Valuation Date. A Valuation Date is any date on which the New York Stock Exchange is open for trading and on which the Fund values its shares. A Valuation Period is that period of time from the beginning of the day following a Valuation Date to the end of the next following Valuation Date.

  A full description of the Fund, its investment objectives, policies and restrictions, its charges, expenses and all other aspects of its operation is contained in the attached Prospectus and the statement of additional information referred to therein, which should be read together with this Prospectus.

                               THE FIXED ACCOUNT

  An Owner may allocate premiums to the Fixed Account or transfer all or a part of the Account Value under a Policy to the Fixed Account. The amount so allocated or transferred will become a part of JHVLICO's general account assets. JHVLICO's general account consists of assets owned by JHVLICO other than those in the Account and in other separate accounts that have been or may be established by JHVLICO. Subject to applicable law, JHVLICO has sole discretion over the investment of assets of the general account and Owners do not share in the investment experience of those assets. Instead, JHVLICO guarantees that the Account Value allocated to the Fixed Account will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account. Consequently, if an Owner pays the Required Premiums, allocates all net premiums only to the Fixed Account, and makes no transfers, partial withdrawals, or policy loans, the minimum amount and duration of the death benefit will be determinable and guaranteed. Transfers from the Fixed Account are subject to certain limitations (see "Transfers Among Subaccounts"), and charges will vary somewhat for Account Value allocated to the Fixed Account. See "Charges Deducted From Account Value".

  The Account Value in the Fixed Account is equal to the portion of the net premiums allocated to it, plus any amounts transferred to it and interest credited to it, minus any charges deducted from it or partial withdrawals or amounts transferred from it. JHVLICO guarantees that interest credited to the Account Value in the Fixed Account will not be less than an effective annual rate of 4%. JHVLICO may, in its sole discretion, credit higher rates although it is not obligated to do so. The Owner assumes the risk that interest credited will not exceed 4% per year. Upon request and in the annual statement, JHVLICO will inform Owners of the then-applicable rates.

  Because of exemptive and exclusionary provisions, interests in JHVLICO's general account have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these Acts, and JHVLICO has been advised that the staff of the Commission has not reviewed the disclosure in this Prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

                         POLICY PROVISIONS AND BENEFITS

REQUIREMENTS FOR ISSUANCE OF POLICY

  The Policy is generally available with a minimum Sum Insured at issue of $100,000. At the time of issue, the insured must be age 20 through 75. All persons insured must meet certain health and other criteria called "underwriting standards". The smoking status of each insured is reflected in the insurance charges made.

  Policies issued in certain jurisdictions or in connection with certain employee plans will not directly reflect the sex of the insured in either the premium rates or the charges or values under the Policy. The illustrations set forth in this Prospectus are sex-distinct and, therefore, do not reflect the sex-neutral rates, charges, or values that would apply to such Policies.

PREMIUMS

  Payment Flexibility. Premiums are flexible. The Owner may choose the amount and frequency of premium payments, so long as each premium payment meets the requirements described below.

  Minimum First Premium. The amount of premium required at the time of issue is determined by JHVLICO, and depends on the age, sex, smoking status, and underwriting class of the insured at issue, the Policy's Sum Insured at issue, and any additional benefits selected. The Minimum First Premium must be received by JHVLICO at its Servicing Office in order for the Policy to be in full force and effect. See "Death Benefits". There is no grace period for the payment of the Minimum First Premium. The minimum amount of premium required at the time of Policy issue is three months of Guaranteed Death Benefit Premium. However, an automatic check writing program ("premiumatic") may be available to an Owner interested in making monthly premium payments and, if utilized by an Owner, only one month of Guaranteed Death Benefit Premium need be paid to satisfy the minimum amount.

  Minimum Premiums. If the Policy's Surrender Value at the beginning of any Policy month is insufficient to pay the monthly Policy charges then due, JHVLICO will notify the Owner and the Policy will enter a Policy grace period, unless the Guaranteed Death Benefit is in effect. If premiums sufficient to pay at least three months' estimated charges are not paid by the end of the grace period, the Policy will lapse. The estimated charges will equal three times the monthly Policy charges then due. See "Default".

  Planned Premium Schedule. At the time of issue, the Owner may designate a Planned Premium schedule for the amount and frequency of premium payments. JHVLICO will send billing statements for the amount chosen at the frequency chosen, whether quarterly, monthly, semi-annually or annually. The Owner may change the Planned Premium after issue. The Owner may also pay a premium in excess of the Planned Premium, subject to the limitations described below. At the time of Policy issuance, JHVLICO will determine whether the Planned Premium schedule will exceed the 7-Pay limit discussed below. If so, JHVLICO's standard procedures prohibit issuance of the Policy unless the Owner signs a form acknowledging that fact.

  Other Premium Limitations. Federal tax law requires a minimum death benefit in relation to Account Value. See "Death Benefits--Definition of Life Insurance". The death benefit of the Policy will be increased if necessary to ensure that the Policy will continue to satisfy this requirement. If the payment of a given premium will cause the Account Value to increase to such an extent that an increase in death benefit is necessary to satisfy Federal tax law requirements, JHVLICO has the right to not accept the excess portion of that premium payment, or to require evidence of insurability before that portion is accepted. In no event, however, will JHVLICO refuse to accept any premium necessary to prevent the Policy from lapsing. Also, if an Owner has elected to use the "guideline premium and cash value corridor" test for Federal income tax purposes, JHVLICO will not accept the portion of any premium that exceeds the maximum amount prescribed under that test.

  Guaranteed Death Benefit Premiums. A Guaranteed Death Benefit feature may apply during the first five Policy years. See "Death Benefits". The Guaranteed Death Benefit Premiums required to maintain this benefit in force depend on the issue age, sex, smoking status, and underwriting class of the insured at issue, the Sum Insured at issue and any additional benefits selected. This premium will equal 1/12th of the Target Premium for Owners electing a monthly premium payment mode; 1/4 of the Target Premium for Owners electing the quarterly mode; 1/2 of the Target Premium for owners electing the semi-annual mode; and the Target Premium for Owners electing the annual mode. The due date for each premium is referred to as the Modal processing date. To keep the Guaranteed Death Benefit in effect, the amount of actual premiums paid minus any withdrawals must at each Modal processing date be at least equal to the Guaranteed Death Benefit Premiums due to date. If this test is not satisfied on any Modal processing date, JHVLICO will notify the Owner of the shortfall immediately and a Guaranteed Death Benefit grace period will commence as of that anniversary. The Guaranteed Death Benefit grace period will end on the second monthly processing date after the determination of the shortfall. This notice will be mailed to the Owner's last-known address at least 31 days prior to the end of the Guaranteed Death Benefit grace period. If JHVLICO does not receive payment for the amount of the deficiency by the end of the Guaranteed Death Benefit grace period, the Guaranteed Death Benefit feature will permanently lapse with no possibility of restoration. The Guaranteed Death Benefit is only available if the insured's underwriting class is standard or preferred and the insured meets certain other underwriting standards relating to health and occupation.

  Billing, Allocation of Premium Payments (Investment Rule). The Owner may at any time elect to be billed by JHVLICO for a Planned Premium other than the Guaranteed Death Benefit Premium. The Owner may also elect to be billed for premiums on an annual, semi-annual, quarterly or monthly basis. An automatic check-writing program ("premiumatic") may be available to an Owner interested in making monthly premium payments. All premiums are payable at JHVLICO's Servicing Office.

  Any premium payment will be processed by JHVLICO as of the end of the Valuation Period in which it is received, unless one of the three exceptions noted below is applicable. Each premium payment will be reduced by the state premium tax charge, any sales charge, and the Federal DAC Tax charge. See "Charges and Expenses". The remainder is the net premium.

  The Owner at the time of application must elect an Investment Rule which will allocate net premiums and any credits to as many as ten of the Subaccounts. The Owner must select allocation percentages in whole numbers, and the total allocated must equal 100%. The Owner may thereafter change the Investment Rule prospectively at any time. The change will be effective as to any net premiums and credits applied after receipt at JHVLICO's Servicing Office of notice satisfactory to JHVLICO.

  There are three exceptions to the normal practice of processing a premium payment as of the end of the Valuation Period in which it is received:

     (1)A payment received prior to a Policy's date of issue will be processed as if received on the Valuation Date immediately preceding the date of issue.

     (2)If the Minimum First Premium is not received prior to the date of issue, each payment received thereafter will be processed as if received on the Valuation Date immediately preceding the date of issue until all of the Minimum First Premium is received.

     (3)That portion of any premium that we delay accepting as described under "Other Premium Limitations" above, or "7-Pay Premium Limit" below, will be processed as of the end of the Valuation Period in which we accept that amount.

  7-Pay Premium Limit. Federal tax law modifies the tax treatment of certain Policy distributions such as loans, surrenders, partial surrenders, and withdrawals. The application of this modified treatment to any Owner depends upon whether premiums have been paid at any time during the first 7 Policy years that exceed a "7-pay" premium limit as defined in the law. The 7-pay limit is the total of net level premiums that would have been payable at any time for the Policy to be fully paid-up after the payment of 7 level annual premiums. If the total premiums paid exceed the 7-pay limit, the Policy will be treated as a "modified endowment", which means that the Owner will be subject to tax to the extent of any income (gain) on any distributions made from the Policy. A material change in the Policy will result in a new 7-pay limit and test period. A reduction in the Policy's benefits within the 7-year period following issuance of, or reinstatement or other material change in, the Policy may also result in the application of the modified endowment treatment. See "Policy Proceeds" under "Tax Considerations". If JHVLICO receives any premium payment that will cause a Policy to become a modified endowment, the excess portion of that premium payment will not be accepted unless the Owner signs an acknowledgment of that fact. When it identifies such an excess premium, JHVLICO sends the Owner immediate notice and refunds the excess premium if it has not received notice of the acknowledgement by the time the premium payment check has had a reasonable time to clear the banking system, but in no case longer than two weeks.

ACCOUNT VALUE AND SURRENDER VALUE

  Amount of Account Value. The Account Value increases or decreases depending upon a number of factors, such as the applicable Subaccount's investment experience, the proportion of the Account Value invested in each Subaccount and the interest credited to any Loan Account established upon the making of a Policy loan. In general the Account Value for any day equals the Account Value for the previous day, decreased by charges against the Account Value and by any partial withdrawal, increased or decreased by the investment experience of the Subaccounts and increased by net premiums received. No minimum amount of Account Value is guaranteed.

  A Policy loan will not affect the total amount of Account Value at the time the loan is made but will result in a different rate of return being credited to the Loan Account portion of the Account Value.

  Amount of Surrender Value. The Surrender Value will be the Account Value less the sum of any Administrative Surrender Charge, any Contingent Deferred Sales Charge, and any Indebtedness.

  When Policy May Be Surrendered. A Policy may be surrendered for its Surrender Value at any time while the insured is living and the Policy is not in a Policy grace period. Surrender takes effect and the Surrender Value is determined as of the end of the Valuation Period in which occurs the later of receipt at JHVLICO's Servicing Office of a signed request and the surrendered Policy.

  A portion of the Contingent Deferred Sales Charge, equal to 20% of premiums paid in the second Policy year up to one Base Policy Target Premium, will be waived in calculating the second Policy year's Surrender Value.

  Partial Withdrawal of Surrender Value. The Owner may request withdrawal of part of the Surrender Value in accordance with JHVLICO's rules then in effect. Any withdrawal must be at least $1,000 and is subject to an administrative charge of $20.

  An Owner may request a partial withdrawal of Surrender Value at any time provided that the Policy is not in a Policy grace period. This privilege, which reduces the Account Value by the amount of the withdrawal and the associated charge, may not be used to reduce the Account Value below the amount JHVLICO estimates will be required to pay three months' charges under the Policy as they fall due. The withdrawal will be effective as of the end of the Valuation Period in which JHVLICO receives written notice satisfactory to it at its Servicing Office.

  An amount equal to the Account Value withdrawn will be removed from each Subaccount in the same proportion as the Account Value is then allocated among the Subaccounts. A withdrawal is not a loan and, once made, cannot be repaid.

  The effect of a withdrawal, including its associated charge, upon the death benefit depends upon the death benefit option in effect.

  Option 1. Level Death Benefit. Any withdrawal will first be deducted from Account Value until the Account Value, multiplied by the appropriate Corridor Factor, is no higher than the Sum Insured. Thereafter, both the Sum Insured and the Account Value will be reduced by the remaining amount of the withdrawal. If the Account Value multiplied by the appropriate Corridor Factor does not exceed the Sum Insured at the time of the withdrawal, the withdrawal will reduce both the Sum Insured and the Account Value.

  Option 2. Variable Death Benefit. Any withdrawal will be deducted from Account Value and will not affect the Sum Insured. Nonetheless, because Account Value will be reduced, the death benefit under this option also will be reduced.

  Option 3. Level Death Benefit with Greater Funding. Any withdrawal will first be deducted from Account Value until the Account Value, multiplied by the appropriate Death Benefit Factor, is no higher than the Sum Insured. Thereafter, both the Sum Insured and the Account Value will be reduced by any remaining amount of the withdrawal. If the Account Value multiplied by the appropriate Death Benefit Factor does not exceed the Sum Insured at the time of the withdrawal, the withdrawal will reduce both the Sum Insured and the Account Value.

  A surrender or withdrawal may have significant tax consequences. See "Tax Considerations".

  JHVLICO reserves the right to refuse any withdrawal request that would cause the Policy's Sum Insured to fall below $100,000.

DEATH BENEFITS

  The death benefit proceeds will equal the death benefit of the Policy, plus any additional rider benefits then due, minus any Indebtedness. If the insured dies during a Policy grace period, JHVLICO will also deduct any overdue monthly deductions.

  The death benefit payable depends on the current Sum Insured and the death benefit option selected by the Owner. At the time of application for a Policy, the Owner must select from among three death benefit options. After issue of the Policy the Owner may change the selection from Option 1 to Option 2 or vice versa, subject to such evidence of insurability as JHVLICO may require. The three options are:

  Option 1: Level Death Benefit: Under this option, the death benefit will equal the Sum Insured, unless the Account Value multiplied by the Corridor Factor produces a higher death benefit. The Corridor Factor depends upon the attained age of the insured. The Corridor Factor decreases slightly (or remains the same at older and younger ages) from year to year as the attained age of the insured increases. A complete list of Corridor Factors is set forth in the Policy. The Policy will be subject under this option to the "guideline premium and cash value corridor" test as defined by Internal Revenue Code ("Code") Section 7702. This option will offer the best opportunity for the Account Value under a Policy to increase without increasing the death benefit as quickly as it might under the other options. When the Account Value multiplied by the Corridor Factor exceeds the Sum Insured, the death benefit will increase whenever there is an increase in the Account Value and will decrease whenever there is a decrease in the Account Value, but never below the Sum Insured.

  Option 2: Variable Death Benefit: Under this option, the death benefit will equal the Sum Insured plus any Account Value, unless the Account Value multiplied by the Corridor Factor produces a higher death benefit. The Corridor Factor depends upon the then attained age of the insured. The Corridor Factor decreases slightly (or remains the same at older and younger ages) from year to year as the attained age of the insured increases. A complete list of Corridor Factors is set forth in the Policy. Under this option the Policy will be subject to the "guideline premium and cash value corridor" test as defined by Code
Section 7702. This option will offer the best opportunity for the Owner who would like to have an increasing death benefit as early as possible. The death benefit will increase whenever there is an increase in the Account Value and will decrease whenever there is a decrease in the Account Value, but never below the Sum Insured.

  Option 3: Level Death Benefit With Greater Funding: Under this option, the death benefit will equal the Sum Insured, unless the Account Value, multiplied by the Death Benefit Factor, gives a higher death benefit. The Death Benefit Factor depends upon the sex, smoking status and then attained age of the insured. The Death Benefit Factor decreases slightly from year to year as the attained age of the insured increases. A complete list of Death Benefit Factors is set forth in the Policy. Under this option, the death benefit will be subject to the "cash value accumulation" test as defined by Code Section 7702. This option will offer the best opportunity for the Owner who is looking for an increasing death benefit in later Policy years and/or would like to fund the policy at the "7-pay" limit for the full 7 years. When the Account Value multiplied by the Death Benefit Factor exceeds the Sum Insured, the death benefit will increase whenever there is an increase in the Account Value and will decrease whenever there is a decrease in the Account Value, but never below the Sum Insured.

  Definition of Life Insurance. Federal tax law requires a minimum death benefit in relation to cash value for a Policy to qualify as life insurance. The death benefit of a Policy will be increased if necessary to ensure that the Policy will continue to qualify as life insurance. One of two tests under current Federal tax law can be used to determine if a Policy complies with the definition of life insurance in Section 7702 of the Code.

  The "guideline premium and cash value corridor" test limits the amount of premiums payable under a Policy to a certain amount for an insured of a particular age and sex. The test also applies a prescribed "Corridor Factor" to determine a minimum ratio of death benefit to Account Value.

  The "cash value accumulation test" also limits the amount of premiums payable under a Policy to a prescribed amount, using a minimum ratio of death benefit to a Account Value, but employs as a standard a "net single premium" computed in compliance with the Code. If the Account Value under a Policy is at any time greater than the net single premium at the insured's age and sex for the proposed death benefit, the death benefit will be increased automatically by multiplying the Account Value by a "Death Benefit Factor" computed in compliance with the Code.

  Guaranteed Death Benefit. During the first 5 Policy years the Policy is guaranteed not to lapse, provided that (1) the amount of premiums paid through each Modal Processing Date minus any withdrawals is at least equal to the sum of the cumulative Guaranteed Death Benefit Premiums due to date and (2) the insured is in the standard or preferred underwriting class and satisfies certain other underwriting standards relating to health and occupation. At any time when this feature is not in force, the death benefit of the Policy is not guaranteed and the Policy may lapse if the Account Value falls to a low level.

TRANSFERS AMONG SUBACCOUNTS

  The Owner may reallocate the amounts held for the Policy in the Subaccounts with no charge at any time, except as noted below. The Owner may either (1) use percentages (in whole numbers) to be transferred among Subaccounts or (2) designate the dollar amount of funds to be transferred among Subaccounts. The reallocation must be such that the total in the Subaccounts after reallocation equals 100% of Account Value. Transfers out of a variable Subaccount will be effective at the end of the Valuation Period in which JHVLICO receives at its Servicing Office notice satisfactory to JHVLICO.

  Transfers out of the Fixed Account to the variable Subaccounts are permitted only once each Policy year and only during the 31-day period beginning on the Policy anniversary. Transfers out of the Fixed Account may be requested from 60 days before to 30 days after the Policy anniversary. If received on or before the Policy anniversary, requests for transfer out of the Fixed Account will be processed on the Policy anniversary (or the next Valuation Date if the Policy anniversary does not occur on a Valuation Date); if received after the Policy anniversary, they will be processed at the end of the Valuation Period in which JHVLICO receives the request at its Servicing Office. (JHVLICO reserves the right to defer such Fixed Account transfers for six months.) If an Owner requests a transfer out of the Fixed Account 61 days or more prior to the Policy anniversary, that portion of the reallocation will not be processed and the Owner's confirmation statement will not reflect a transfer out of the Fixed Account as to such request. Transfers among variable Subaccounts and transfers into the Fixed Account may be requested at any time. A maximum of 20% of Fixed Account assets or, if greater, $500 may be transferred out of the Fixed Account in any Policy year. Currently, there is no minimum amount limit on transfers out of the Fixed Account, but JHVLICO reserves the right to impose such a limit in the future. No transfers among Subaccounts may be made while the Policy is in a grace period.

  If the Owner requests a reallocation which would result in amounts being held in more than ten Subaccounts, such reallocation will not be effective and a revised reallocation may be chosen in order that amounts will be reallocated to no more than ten Subaccounts.

  Dollar Cost Averaging. A scheduled monthly transfer option is available to Owners seeking to take advantage of "dollar cost averaging". This option provides for the automatic transfer on a monthly basis of a dollar amount chosen by the Owner from the Money Market Subaccount to any of the other variable Subaccounts.

  Eligibility for this option is limited to an Owner who has $2,500 or more in the Money Market Subaccount on the day the transfer is scheduled to begin. Scheduled transfers may be made to any one or more but not more than nine of any other variable Subaccounts but the amount to be transferred monthly to any Subaccount must be $100 or more.

  Once the election is received in form satisfactory to JHVLICO at its Servicing Office, transfers will begin on the second monthly processing date following its receipt. To make an election or if you have any questions with respect to this provision, call 1-800-732-5543.

  Once elected, the scheduled monthly transfer option will remain in effect until the receipt of written notice from the Owner by JHVLICO at its Servicing Office of cancellation of the option or receipt of notice of the death of the insured, whichever first occurs.

  Telephone Transfers and Policy Loans. Once a written authorization is completed by the Owner, the Owner may request a transfer or policy loan by telephoning 1-800-732-5543 or by sending a written request via fax to 1-800-621-0448. Any fax request should include the Owner's name, daytime telephone number, Policy number and, in the case of transfers, the names of the Subaccounts from which and to which money will be transferred. The right to discontinue telephone transactions at any time without notice to Owners is specifically reserved. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

  An Owner who authorizes telephone transactions will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which JHVLICO reasonably believes to be genuine, unless such loss, expense or cost is the result of JHVLICO's mistake or negligence. JHVLICO employs procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the Owner. If JHVLICO does not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, it may be liable for any loss due to unauthorized or fraudulent instructions.

LOAN PROVISIONS AND INDEBTEDNESS

  Loan Provision. Loans may be made at any time a Loan Value is available after the first Policy year. The Owner may borrow money, assigning the Policy as the only security for the loan, by completion of a form satisfactory to JHVLICO or, if the telephone transaction authorization form has been completed, by telephone. Unless otherwise provided by state law and assuming no outstanding Indebtedness, in Policy years two and three the Loan Value will be 75% of that portion of the Surrender Value attributable to the variable Subaccount investments, plus 100% of that portion of the Surrender Value attributable to Fixed Account investments and, in later Policy years, 90% of that portion of the Surrender Value attributable to variable Subaccount investments, plus 100% of that portion of the Surrender Value attributable to Fixed Account investments. Interest charged on any loan will accrue and compound daily at an effective annual rate of 5.0% in the first 20 Policy years, and 4.50% thereafter.

  The amount of any outstanding loan plus accrued interest is called the "Indebtedness". A loan will not be permitted unless it is at least $300. The Owner may repay all or a portion of any Indebtedness while the insured is living and the Policy is not in a grace period. When a loan is made, an amount equal to the loan proceeds will be transferred out of the Account and the Fixed Account, as applicable. This amount is allocated to a portion of JHVLICO's general account called "Loan Assets". Each Subaccount will be reduced in the same proportion as the Account Value is then allocated among the Subaccounts. Upon each loan repayment, the same proportionate amount of the entire loan as was borrowed from the Fixed Account will be repaid to the Fixed Account. The remainder of the loan repayment will be allocated to the appropriate Subaccounts as stipulated in the then current Investment Rule. For example, if the entire loan outstanding is $3,000 of which $1,000 was borrowed from the Fixed Account, then upon a repayment of $1,500, $500 would be allocated to the Fixed Account and the remaining $1,000 would be allocated to the appropriate Subaccounts as stipulated in the then current Investment Rule. If an

Owner wishes any payment to constitute a loan repayment (rather than a premium payment), the Owner must so specify.

  Effect of Loan and Indebtedness. While the Indebtedness is outstanding, that portion of the Account Value that is in Loan Assets is credited interest at a rate that is 1% less than the loan interest rate for the first 20 Policy years and, thereafter, .5% less than the loan interest rate. This rate will usually be different than the net return for the Subaccounts. Since the Loan Account and the remaining portion of the Account Value will generally have different rates of investment return, the Account Value, the Surrender Value, and any death benefit above the Sum Insured are permanently affected by any Indebtedness, whether or not it is repaid in whole or in part. The amount of any Indebtedness is subtracted from the amount otherwise payable when the Policy proceeds become payable.

  Whenever the Indebtedness equals or exceeds the Surrender Value, the Policy terminates 31 days after notice has been mailed by JHVLICO to the Owner and any assignee of record at their last known addresses, unless a repayment of the excess Indebtedness is made within that period.

  If a Policy is a modified endowment at the time a loan is made, that loan may have significant tax consequences. See "Tax Considerations".

DEFAULT

  Grace Period, Default and Lapse. Unless the 5 Year Guaranteed Death Benefit is in force, at the beginning of each Policy month JHVLICO determines whether the Account Value, net of any Indebtedness, is sufficient to pay all monthly charges then due under the Policy. If not, the Policy is in default and JHVLICO will notify the Owner of the amount estimated to be necessary to pay three months' deductions, and a Policy grace period will be in effect until 61 days after the date the notice was mailed. If JHVLICO does not receive payment of at least this amount by the end of the Policy grace period, the Policy will lapse, and any remaining amount owed to the Owner as of the date of lapse will be paid to the Owner.

  Lapse can have significant tax consequences. See "Tax Considerations--Policy Proceeds". If the Guaranteed Death Benefit has been in effect and lapses at the end of a Guaranteed Death Benefit grace period (as described in "Premiums--Guaranteed Death Benefit Premiums"), the usual default, Policy grace period and lapse procedures described in the preceding paragraph will be applied commencing with the first day of the Policy month in which the lapse of the Guaranteed Death Benefit occurs.

  The insurance under the Policy continues in full force during any grace period but, if the insured dies during the Policy grace period, the amount in default is deducted from the death benefit otherwise payable.

  Written notice will be furnished to the Owner at his or her last known address, at least 31 days prior to the end of any grace period. If in the Policy grace period, the notice will specify the minimum amount which must be paid to continue the Policy in force on a premium paying basis after the end of the Policy grace period. If in the Guaranteed Death Benefit grace period, the notice will specify the amount which must be paid to continue the Guaranteed Death Benefit feature in force.

  Reinstatement. A lapsed Policy may be reinstated in accordance with the Policy's terms. Evidence of insurability satisfactory to JHVLICO will be required and payment of the required premium and charges. The request must be received at JHVLICO's Servicing Office within 1 year after the beginning of the applicable grace period. A reinstatement of the Policy may be treated as a material change for Federal income tax purposes. See "Premiums--7-Pay Premium Limit" and "Tax Considerations".

EXCHANGE PRIVILEGE

  The Owner may transfer the entire Account Value under the Policy to the Fixed Account at any time, creating a non-variable policy. The exchange will be effective at the end of the Valuation Period in which JHVLICO receives at its Servicing Office notice of the transfer satisfactory to JHVLICO.

                              -----------------

  The foregoing description of Policy provisions is qualified by reference to the specimen Policy which has been filed as an exhibit to the Registration Statement and to any variations in Policy provisions required by the regulatory authorities of the state that has approved the Policy for issue.

                              CHARGES AND EXPENSES

CHARGES DEDUCTED FROM PREMIUMS

  In addition to part of the sales charges (see "Sales Charges" below), the following charges are deducted from premiums:

  State Premium Tax Charge. A charge currently equal to 2.35% of each premium payment will be deducted from each premium payment. The 2.35% rate is the average state premium tax rate currently expected to be paid on premiums received in all states over the lifetimes of the insureds covered by the Policies. JHVLICO will not increase this charge under outstanding Policies, but reserves the right to change this charge for Policies not yet issued in order to correspond with changes in the state premium tax levels.

  Federal DAC Tax Charge. A charge currently equal to 1.25% of each premium payment will be deducted from each premium payment to cover the estimated cost to JHVLICO of the Federal income tax treatment of the Policies' deferred acquisition costs--commonly referred to as the "DAC Tax". JHVLICO has determined that this charge is reasonable in relation to JHVLICO's increased Federal income tax burden under the Internal Revenue Code resulting from the receipt of premiums. JHVLICO will not increase this charge under outstanding Policies, but reserves the right, subject to any required regulatory approval, to change this charge for Policies not yet issued in order to correspond with changes in the Federal income tax treatment of the Policies' deferred acquisition costs.

SALES CHARGES

  Charges are made to compensate JHVLICO for the cost of selling the Policy. This cost includes agents' commissions, commission overrides, advertising, and the printing of Prospectuses and sales literature. The amount of the charge in any Policy year cannot be specifically related to sales expenses for that year. JHVLICO expects to recover its total sales expenses over the period the Policies are in effect. To the extent that sales charges are insufficient to cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the Policies, or from JHVLICO's general assets. See "Distribution of Policies".

  From Premiums. Part of the sales charge is deducted from premiums received. The amount is 4% of the premiums received in any Policy year that do not exceed that year's total Target Premium. The Target Premium is established at issue and is the sum of Base Policy Target Premium and any rider premium. The Base Policy Target Premium is set forth in the Policy. Target Premiums will vary based on the issue age, sex, smoking status and underwriting class of the insured. JHVLICO currently intends to make this deduction only in the first 10 Policy years, but this is not contractually guaranteed and the right is reserved to continue deductions over a longer period.

Because the Policies were first offered for sale in 1994, no Policies have yet been outstanding for more than 10 years.

  JHVLICO will waive a portion of the sales charge (it is currently waiving a portion equal to 2% of all premiums from which sales charges are deducted) otherwise to be deducted from premiums under a Policy with a current Sum Insured of $250,000 or higher. The continuation of this waiver is not contractually guaranteed and the waiver may be withdrawn or modified by JHVLICO in the future.

  No sales charge is deducted from a premium payment received in excess of one Target Premium in any Policy year.

  Contingent Deferred Sales Charge. The remainder of the sales charge will be deducted only if the Policy is surrendered or stays in default past its grace period. This second part is the Contingent Deferred Sales Charge. The Contingent Deferred Sales Charge, however, will not be deducted for a Policy that lapses or is surrendered on or after the Policy's twelfth anniversary, and it will be reduced for a Policy that lapses or is surrendered between the end of the seventh Policy year and the end of the twelfth Policy year.

  The Contingent Deferred Sales Charge is computed as a percentage of Base Policy Target Premiums paid in accordance with the following schedule:


      For Surrenders or Lapses Effective              Maximum Contingent
      During:---------------------------            Deferred Sales Charge
      -------                                       ---------------------
      Policy Year 1                             26% of premiums received in
                           Policy Year 1 up to 1 Base
                             Policy Target Premium*
      Policy Year 2                             26% of premiums received in
                                                Policy Years 1 and 2 up to 1
                                                Base Policy Target Premium in
                                                each year
      Policy Years 3-7                          26% of premiums received in
                                                Policy Years 1, 2 and 3 up to 1
                                                Base Policy Target Premium in
                                                each year
      Policy Year 8                             83.33% of the Maximum
                            Contingent Deferred Sales
                            Charge for Policy Year 7
      Policy Year 9                             66.67% of the Maximum
                            Contingent Deferred Sales
                            Charge for Policy Year 7
      Policy Year 10                            50% of the Maximum Contingent
                            Deferred Sales Charge for
                                  Policy Year 7
      Policy Year 11                            33.33% of the Maximum
                            Contingent Deferred Sales
                            Charge for Policy Year 7
      Policy Year 12                            16.67% of the Maximum
                            Contingent Deferred Sales
                            Charge for Policy Year 7
      Policy Year 13 and later                  0




---------
*The amount of the Contingent Deferred Sales Charge is calculated on the basis of the Base Policy Target Premium for the age of the insured at the time of issue of the Policy.

  The Contingent Deferred Sales Charge reaches its maximum at the end of the third Policy year, stays level through the seventh Policy year, and is reduced by an equal amount at the beginning of each Policy year thereafter until it reaches zero in Policy year 13. At issue ages higher than age 54, the maximum is reached at an earlier Policy year, and may be reduced to zero over a shorter number of years.

  Effect of Premium Payment Pattern. An Owner may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in the first Policy year or paying more than one Target Premium in any Policy year could reduce the Owner's total sales charges over time. For example, an Owner, paying ten Target Premiums of $1,000 each would pay total premium sales charges of $400 and be subject to a maximum Contingent Deferred Sales Charge of $780 if he paid $1,000 in each of the first ten Policy years, but would pay only a $200 premium sales charge and $520 Contingent Deferred Sales Charge if he paid $2,000 (i.e., two times the Target Premium amount) in every other Policy year up to the tenth Policy year. However, delaying the payment of Target Premiums to later Policy years could increase the risk that the Account Value will be insufficient to pay monthly Policy charges as they come due and that, as a result, the Policy will lapse and eventually terminate. See "Default". Conversely, accelerating the payment of Target Premiums to earlier Policy years could cause aggregate premiums paid to exceed the Policy's 7-pay premium limit and, as a result, cause the Policy to become a modified endowment, with adverse tax consequences to the Owner upon receipt of Policy distributions. See "Premiums--7-Pay Premium Limit".

ADMINISTRATIVE SURRENDER CHARGE

  A charge is made if the Policy is surrendered or lapses in the first nine Policy years to recover administrative expenses relating to the Policy which would not otherwise be recouped. The maximum charge in Policy years 1 through 7 is $5 per $1,000 of current Sum Insured, in Policy year 8 is $4 per $1,000 of current Sum Insured and in Policy year 9 is $3 per $1,000 of current Sum Insured.

  This charge is made to compensate JHVLICO for expenses incurred in connection with the underwriting, issuance and maintenance of the Policy which may not be recovered upon the early surrender or lapse of the Policy.

REDUCED CHARGES FOR ELIGIBLE GROUPS

  The sales charges, Administrative Surrender Charge and Issue Charge (described below) otherwise applicable may be reduced with respect to Policies issued to a class of associated individuals or to a trustee, employer or similar entity where JHVLICO anticipates that the sales to the members of the class will result in lower than normal sales or administrative expenses. These reductions will be made in accordance with JHVLICO's rules in effect at the time of the application for a Policy. The factors considered by JHVLICO in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated persistency of the Policies; the size of the class of associated individuals and the number of years it has been in existence; and any other such circumstances which justify a reduction in sales or administrative expenses. Any reduction will be reasonable and will apply uniformly to all prospective Policy purchasers in the class and will not be unfairly discriminatory to the interests of any owner.

CHARGES DEDUCTED FROM ACCOUNT VALUE OR ASSETS

  The following charges are deducted from Account Value or assets:

  Issue Charge. JHVLICO will deduct monthly from Account Value an Issue Charge equal to $20 per month for the first 12 Policy months to compensate JHVLICO for expenses incurred in connection with the issuance of the Policy, other than sales expenses. Such expenses include medical examinations, insurance underwriting costs and costs incurred in processing applications and establishing permanent Policy records.

  Maintenance charge. JHVLICO will deduct from the Account Value a monthly charge not to exceed $8 for all Policy years. The current monthly charge is $6.

  This charge is to compensate JHVLICO for administrative expenses, including recordkeeping, processing death claims and surrenders, making Policy changes, reporting and other communications to Owners and other similar expense and overhead costs.

  Insurance Charge. The insurance charge deducted monthly from Account Value is based on the attained age of the insured and the amount at risk. The amount at risk is the difference between the current death benefit and the Account Value. The amount of the insurance charge is determined by multiplying JHVLICO's then current monthly rate for insurance by the amount at risk.

  Current monthly rates for insurance are based on the sex, age, smoking status and underwriting class of the insured and the length of time the Policy has been in effect. JHVLICO will review these rates at least every 5 years, and may change these rates from time to time based on JHVLICO's expectations of future experience. However, these rates will never be more than the guaranteed maximum rates based on the 1980 Commissioners' Standard Ordinary Mortality Tables set forth in the Policy.

  A reduction in the insurance charge may be made to a Policy beginning on the first day of the first month in the tenth Policy year. This reduction is not guaranteed but it is JHVLICO's present intention to effect this reduction in the tenth and following Policy years as long as the Policy is in force.

  The amount of the reduction will depend upon the length of time the Policy has been in force. In the tenth Policy year the monthly insurance charge will be reduced by an amount equal to a percentage of the then Account Value. This percentage will begin at an effective annual rate of .20% in the tenth Policy year and increase annually by .01% through and including the thirtieth Policy year. Thereafter the percentage reduction each year the Policy remains in force will be at an effective annual rate of .40%.

  For example, it is expected that the reduction percentage in Policy year 11 would be at an effective annual rate of .21%, in Policy year 20 would be .30% and in Policy year 30 would be .40%.

  JHVLICO reserves the right to modify or discontinue this reduction. Because the Policies were first offered for sale in 1994, no reductions have yet been made.

  Lower current insurance rates are offered at most ages for insureds who are eligible for the preferred underwriting class of the Policy.

  JHVLICO also charges lower current insurance rates under a Policy with a current Sum Insured of $250,000 or higher, but these lower rates are not contractually guaranteed and may be withdrawn at some future date.

  Charge for Mortality and Expense Risks. A daily charge is deducted from the variable Subaccounts for mortality and expense risks assumed by JHVLICO at a maximum effective annual rate of .90% of the value of the assets of each variable Subaccount attributable to the Policy. The current charge is at an effective annual rate of .60%. This charge begins when amounts under a Policy are first allocated to the Account. The mortality risk assumed is that insureds may live for a shorter period of time than estimated and, therefore, a greater amount of death benefit than expected will be payable in relation to the amount of premiums received. The expense risk assumed is that expenses incurred in issuing and administering the Policies will be greater than estimated.

JHVLICO will realize a gain from this charge to the extent it is not needed to provide for benefits and expenses under the Policies.

  Charges for Extra Mortality Risks. An insured who does not qualify for the standard or preferred underwriting class must pay an additional charge because of the extra mortality risk. The level of the charge depends upon the age of the insured and the degree of extra mortality risk. This additional charge is deducted monthly from Account Value. Alternatively, the charge may take the form of an additional insurance charge as described above.

  Charges for Optional Rider Benefits. An additional charge must be paid if the Owner elects to purchase any optional insurance benefit by Policy rider. Any such additional charge is deducted monthly from Account Value.

  Charges for Taxes. Currently no charge is made against Account Value for JHVLICO's Federal income taxes, but if JHVLICO incurs, or expects to incur, income taxes attributable to the Account or this class of Policies in future years, it reserves the right to make a charge, and any charge would affect what the Subaccounts earn. Charges for other taxes, if any, attributable to the Subaccounts may also be made.

  Charge for Partial Withdrawal. JHVLICO will deduct a charge in the amount of $20 on a partial withdrawal of Surrender Value, as described under "Account Value and Surrender Value". The charge will be deducted from Account Value. The charge is to compensate JHVLICO for the administrative expenses of effecting the withdrawal.

  Fund Investment Management Fees and Other Fund Expenses. The Account purchases shares of the Fund at net asset value, a value which reflects the deduction from the assets of the Fund of its investment management fees and certain non-advisory Fund operating expenses, which are described briefly in the Summary of this Prospectus. For a full description of these deductions, see the attached Prospectus for the Fund.

  The monthly deductions from Account Value described above are deducted on the date of issue and on each monthly processing date thereafter. These deductions are made from the Subaccounts in proportion to the amount of Account Value in each. For each month that JHVLICO is unable to deduct any charge because there is insufficient Account Value, the uncollected charges will accumulate and be deducted when and if sufficient Account Value is available.

GUARANTEE OF PREMIUMS AND CERTAIN CHARGES

  The Policy's Guaranteed Death Benefit Premium is guaranteed not to increase. The state premium tax charge, the Federal DAC Tax charge, the Administrative Surrender Charge, the Issue Charge and the charge for partial withdrawals are guaranteed not to increase over the life of the Policy. The maintenance charge, the sales charges, the mortality and expense risk charge, and the insurance charge are guaranteed not to exceed the maximums set forth in the Policy.

                            DISTRIBUTION OF POLICIES

  Applications are solicited by agents who are licensed by state insurance authorities to sell JHVLICO's Policies and who are also registered representatives ("representatives") of John Hancock Distributors, Inc. ("Distributors"), an indirect wholly-owned subsidiary of John Hancock located at 197 Clarendon Street, Boston, MA 02117, or other broker-dealer firms, as discussed below. John Hancock performs insurance underwriting and determines whether to accept or reject the application for a Policy and each insured's risk classification. Pursuant to a sales agreement among John Hancock, Distributors, JHVLICO, and the Account, Distributors acts as the principal underwriter of the Policies. The sales agreement will remain in effect until terminated upon sixty days' written notice by any party. JHVLICO will make the appropriate refund if a Policy ultimately is not issued or is returned under the short-term cancellation provision. Officers and employees of John Hancock and JHVLICO are covered by a blanket bond by a commercial carrier in the amount of $25 million.

  Distributors' representatives are compensated for sales of the Policies on a commission and service fee basis by Distributors, and JHVLICO reimburses Distributors for such compensation and for other direct and indirect expenses (including agency expense allowances, general agent, district manager and supervisor's compensation, agent's training allowances, deferred compensation and insurance benefits of agents, general agents, district managers and supervisors, agency office clerical expenses and advertising) actually incurred in connection with the marketing and sale of the Policies.

  The maximum commission payable to a John Hancock representative for selling a Policy is 50% of the Target Premium paid in the first Policy year, 6% of the Target Premium paid in the second through fourth Policy years, and 3% of the Target Premium paid in each year thereafter. The maximum commission on any premium paid in any year in excess of the Target Premium is 3%.

  Representatives with less than four years of service with Distributors and those compensated on salary plus bonus or level commission programs may be paid on a different basis. Representatives who meet certain productivity and persistency standards with respect to the sale of policies issued by JHVLICO and John Hancock will be eligible for additional compensation.

  Distributors is registered with the Commission under the Securities Exchange Act of 1934 as a broker-dealer, is a member of the National Association of Securities Dealers, Inc., and is a member of the Securities Investor Protection Corporation. The Policies are also sold through other registered broker-dealers that have entered into selling agreements with Distributors and whose representatives are authorized by applicable law to sell variable life insurance policies. The commissions which will be paid by such broker-dealers to their representatives will be in accordance with their established rules. The commission rates may be more or less than those set forth above for Distributors' representatives. In addition, their qualified registered representatives may be reimbursed by the broker-dealers under expense reimbursement allowance programs in any year for approved voucherable expenses incurred. Distributors will compensate the broker-dealers as provided in the selling agreements, and JHVLICO will reimburse Distributors for such amounts and for certain other direct expenses in connection with marketing the Policies through other broker-dealers. In addition, these representatives may earn "credits" toward qualification for attendance at certain business meetings sponsored by John Hancock.

  Distributors serves as principal underwriter for other separate accounts registered under the 1940 Act: John Hancock Variable Annuity Accounts U, I and V, John Hancock Mutual Variable Life Insurance Account UV and John Hancock Variable Life Accounts V and S. Distributors is also the principal underwriter for John Hancock Variable Series Trust I.

                               TAX CONSIDERATIONS

  The below description of Federal income tax consequences is only a brief summary and is not intended as tax advice. For further information consult a qualified tax advisor. Federal, state and local tax laws can change from time to time and, as a result, the tax consequences to the Owner and beneficiary may be altered.

POLICY PROCEEDS

  Although the Policy contains provisions not found in fixed benefit life insurance policies, JHVLICO believes the Policy will receive the same Federal income and estate tax treatment. Section 7702 of the Internal Revenue Code

("Code") defines life insurance for Federal tax purposes. See "Death Benefits--Definition of Life Insurance". If certain standards are met at issue and over the life of the Policy, the Policy will come within that definition. JHVLICO will monitor compliance with these standards. Furthermore, JHVLICO reserves the right to make any changes in the Policy necessary to ensure the Policy is within the definition of life insurance.

  If the Policy complies with the definition of life insurance, JHVLICO believes the death benefit under the Policy will be excludable from the beneficiary's gross income under Section 101 of the Code. In addition, increases in Account Value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are actually received through withdrawal, surrender or other distributions.

  A surrender, lapse or partial withdrawal may have tax consequences. For example, the Owner will be taxed on a surrender to the extent that the Account Value exceeds the premiums paid under the Policy, ignoring premiums paid for riders. But under certain circumstances within the first 15 Policy years, the Owner may be taxed on a withdrawal of Policy values even if total withdrawals do not exceed total premiums paid.

  JHVLICO also believes that, except as noted below, loans received under the Policy will be treated as indebtedness of an Owner and that no part of any loan will constitute income to the Owner. However, the amount of any loan outstanding will be taxed to the Owner if the Policy lapses.

  Distributions under Policies on which premiums greater than the "7-pay" limit (see "Premiums--7-Pay Premium Limit") have been paid will be treated as distributions from a "modified endowment," which are subject to special taxation based on Federal tax law. The Owner of such a Policy will be taxed on distributions such as loans, surrenders and partial withdrawals to the extent of any income (gain) to the Owner (income-first basis). The distributions affected will be those made on or after, and within the two year period prior to, the time the Policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on affected income distributed before the Owner attains age59 1/2.

  Furthermore, any time there is a "material change" in a Policy (such as the addition of certain other Policy benefits after issue, or reinstatement of a lapsed Policy), the Policy will be subject to a new "7-pay" test, with the possibility of a tax on distributions if it were subsequently to become a modified endowment. Moreover, if benefits under a Policy are reduced (such as a reduction in the Sum Insured or death benefit or the reduction or cancellation of certain rider benefits, or Policy termination) during the 7 years in which the 7-pay test is being applied, the 7-pay limit will be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the Policy will become a modified endowment.

  All modified endowments issued by the same insurer (or affiliates) to the Owner during any calendar year generally will be treated as one contract for the purpose of applying the modified endowment rules. Your tax advisor should be consulted if you have questions regarding the possible impact of the 7-pay limit on your Policy.

  Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary.

CHARGE FOR JHVLICO'S TAXES

  Except for the DAC Tax charge, JHVLICO currently makes no charge for Federal income taxes that may be attributable to this class of Policies. If JHVLICO incurs, or expects to incur, income taxes attributable to this class of Policies or any Subaccount in the future, it reserves the right to make a charge for those taxes.

  Under current laws, JHVLICO may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, charges for such taxes may be made.

CORPORATE AND H.R. 10 PLANS

  The Policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized.

              BOARD OF DIRECTORS AND EXECUTIVE OFFICERS OF JHVLICO

  The Directors and Executive Officers of JHVLICO and their principal occupations during the past five years are as follows:



   Directors                              Principal Occupations
   ---------                              ---------------------
   David                   F. D'Alessandro Chairman of the Board and Chief
                           Executive Officer of JHVLICO; President and Chief
                           Operating Officer, John Hancock Mutual Life Insurance
                           Company.
   Henry D. Shaw           Vice Chairman of the Board and President of JHVLICO;
                           Senior Vice President, John Hancock Mutual Life
                           Insurance Company.
   Thomas J. Lee           Director of JHVLICO; Vice President, John Hancock
                           Mutual Life Insurance Company.
   Michele G. Van Leer     Director of JHVLICO; Senior Vice President, John
                           Hancock Mutual Life Insurance Company.
   Ronald J. Bocage        Director, Vice President and Counsel of JHVLICO;
                           Vice President and Counsel, John Hancock Mutual Life
                           Insurance Company.
   Joseph A. Tomlinson     Director and Vice President of JHVLICO; Vice
                           President, John Hancock Mutual Life Insurance
                           Company.
   Robert R. Reitano       Director of JHVLICO; Vice President, John Hancock
                           Mutual Life Insurance Company.
   Robert S. Paster        Director of JHVLICO; Second Vice President, John
                           Hancock Mutual Life Insurance Company.
   Barbara L. Luddy        Director and Actuary of JHVLICO; Second Vice
                           President, John Hancock Mutual Life Insurance
                           Company.
   Daniel L. Ouellette     Vice President, Marketing, of JHVLICO; Vice
                           President, John Hancock Mutual Life Insurance
                           Company.
   Patrick F. Smith        Controller of JHVLICO; Assistant Controller, John
                           Hancock Mutual Life Insurance Company.




  The business address of all Directors and officers of JHVLICO is John Hancock Place, Boston, Massachusetts 02117.

                                    REPORTS

  At least once each Policy year a statement will be sent to the Owner setting forth the amount of the death benefit, Account Value, the portion of the Account Value in each Subaccount, Surrender Value, premiums received and charges deducted from premiums since the last report, and any outstanding Policy loan (and interest charged for the preceding Policy year) as of the last day of such year. Moreover, confirmations will be furnished to Owners of premium payments, transfers among Subaccounts, Policy loans, partial withdrawals and certain other Policy transactions.

  Owners will be sent semiannually a report containing the financial statements of the Funds, including a list of securities held in each Portfolio.

                               VOTING PRIVILEGES

  All of the assets in the variable Subaccounts of the Account are invested in shares of the corresponding Portfolios of the Fund. JHVLICO will vote the shares of each of the Portfolios of the Fund which are deemed attributable to qualifying variable life insurance policies and variable annuity contracts at regular and special meetings of the Fund's shareholders in accordance with instructions received from owners of such policies or contracts. Shares of the Fund held in the Account which are not attributable to such policies or contracts and shares for which instructions from owners are not received will be represented by JHVLICO at the meeting and will be voted for and against each matter in the same proportions as the votes based upon the instructions received from the owners of all such policies and contracts.

  The number of Fund shares held in each variable Subaccount deemed attributable to each owner is determined by dividing the amount of a Policy's Account Value held in the variable Subaccount by the net asset value of one share in the corresponding Fund Portfolio in which the assets of that variable Subaccount are invested. Fractional votes will be counted. The number of shares as to which the owner may give instructions will be determined as of the record date for the Funds' meetings.

  Owners of Policies may give instructions regarding the election of the Board of Trustees of the Fund, ratification of the selection of independent auditors, approval of Fund investment advisory agreements and other matters requiring a vote under the 1940 Act. Owners will be furnished information and forms by JHVLICO in order that voting instructions may be given.

  JHVLICO may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to change the investment objectives of the Portfolios or to approve or disapprove an investment advisory or underwriting contract for the Fund. JHVLICO also may disregard voting instructions in favor of changes initiated by an owner or the Fund's Board of Trustees in an investment policy, investment adviser or principal underwriter of the Fund, if JHVLICO (i) reasonably disapproves of such changes and (ii) in the case of a change of investment policy or investment adviser, makes a good-faith determination that the proposed change is contrary to state law or prohibited by state regulatory authorities or that the change would be inconsistent with a variable Subaccount's investment objectives or would result in the purchase of securities which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts of JHVLICO or of an affiliated life insurance company, which separate accounts have investment objectives similar to those of the variable Subaccount. In the event JHVLICO does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next semi-annual report to owners.

                         CHANGES THAT JHVLICO CAN MAKE

  The voting privileges described in this Prospectus are afforded based on JHVLICO's understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, JHVLICO reserves the right to proceed in accordance with any such revised requirements. JHVLICO also reserves the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which the Policies belong from the Account to another separate account or variable Subaccount by withdrawing the same percentage of each investment in the Account with appropriate adjustments to avoid odd lots and fractions, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be JHVLICO, an affiliate or John Hancock, (3) to deregister the Account under the 1940 Act, (4) to substitute for the Portfolio shares held by a Subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. JHVLICO would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

                                STATE REGULATION

  JHVLICO is subject to regulation and supervision by the Massachusetts Commissioner of Insurance who periodically examines its affairs. It also is subject to the applicable insurance laws and regulations of all jurisdictions in which it is authorized to do business.

  JHVLICO is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for purposes of determining solvency and compliance with local insurance laws and regulations.

                                 LEGAL MATTERS

  The legal validity of the Policies described in this Prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for JHVLICO. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised JHVLICO on certain Federal securities law matters in connection with the Policies.

                             REGISTRATION STATEMENT

  This Prospectus omits certain information contained in the Registration Statement which has been filed with the Commission. More details may be obtained from the Securities and Exchange Commission upon payment of the prescribed fee.

                                    EXPERTS

  The financial statements of JHVLICO and the Account included in this Prospectus have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon which appear elsewhere herein and have been included in reliance on their reports given on their authority as experts in accounting and auditing.

  Actuarial matters included in this Prospectus have been examined by Malcolm Cheung, F.S.A., an Actuary of JHVLICO.

                              FINANCIAL STATEMENTS

  The financial statements of JHVLICO included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the Policies.

JOHN HANCOCK VARIABLE LIFE ACCOUNT U

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1997


                                Large Cap    Sovereign    International  Small Cap   International   Mid Cap    Large Cap
                                 Growth         Bond        Equities       Growth      Balanced       Growth      Value
                               Subaccount    Subaccount    Subaccount    Subaccount   Subaccount    Subaccount  Subaccount
                               -----------  ------------  -------------  ----------  -------------  ----------  ----------
ASSETS
Investments in shares of
 portfolios of John Hancock
 Variable Series Trust I, at
 value . . . . . . . . . . .   $84,901,398  $232,146,861   $17,097,290   $2,734,209    $714,519     $1,498,159  $6,514,000
Investments in shares of
 portfolios of M Fund Inc.,
 at value  . . . . . . . . .            --            --            --           --          --             --          --
Policy loans and accrued
 interest receivable . . . .    13,525,608    54,013,020     2,312,736           --          --             --          --
Receivable from:
 John Hancock Variable Series
  Trust I  . . . . . . . . .        20,774        95,821         6,020        6,107       2,687            298       8,354
 M Fund Inc. . . . . . . . .            --            --            --           --          --             --          --
                               -----------  ------------   -----------   ----------    --------     ----------  ----------
TOTAL ASSETS . . . . . . . .    98,447,780   286,255,702    19,416,046    2,740,316     717,206      1,498,457   6,522,354
LIABILITIES
Payable to John Hancock
 Variable Life Insurance
 Company . . . . . . . . . .        19,311        91,508         5,722        6,063       2,675            274       8,247
Asset charges payable  . . .         1,463         4,313           298           44          12             24         107
                               -----------  ------------   -----------   ----------    --------     ----------  ----------
TOTAL LIABILITIES  . . . . .        20,774        95,821         6,020        6,107       2,687            298       8,354
                               -----------  ------------   -----------   ----------    --------     ----------  ----------
NET ASSETS . . . . . . . . .   $98,427,006  $286,159,881   $19,410,026   $2,734,209    $714,519     $1,498,159  $6,514,000
                               ===========  ============   ===========   ==========    ========     ==========  ==========
                                  Money      Mid Cap       Special      Real Estate
                                 Market       Value     Opportunities     Equity
                               Subaccount   Subaccount   Subaccount     Subaccount
                               -----------  ----------  -------------  -------------
ASSETS
Investments in shares of       $52,325,203  $2,446,822   $10,287,366    $14,180,979
 portfolios of John Hancock
 Variable Series Trust I, at
 value . . . . . . . . . . .
Investments in shares of                --          --            --             --
 portfolios of M Fund Inc.,
 at value  . . . . . . . . .
Policy loans and accrued        13,282,628          --            --      2,061,136
 interest receivable . . . .
Receivable from:
 John Hancock Variable Series       51,609      24,870           168         23,348
  Trust I  . . . . . . . . .
 M Fund Inc. . . . . . . . .            --          --            --             --
                               -----------  ----------   -----------    -----------
TOTAL ASSETS . . . . . . . .    65,659,440   2,471,692    10,287,534     16,266,463
LIABILITIES
Payable to John Hancock             50,609      24,831            --         24,099
 Variable Life Insurance
 Company . . . . . . . . . .
Asset charges payable  . . .         1,000          39           168            249
                               -----------  ----------   -----------    -----------
TOTAL LIABILITIES  . . . . .        51,609      24,870           168         24,348
                               -----------  ----------   -----------    -----------
NET ASSETS . . . . . . . . .   $65,607,831  $2,446,822   $10,287,366    $16,242,115
                               ===========  ==========   ===========    ===========



---------
See accompanying notes.

JOHN HANCOCK VARIABLE LIFE ACCOUNT U

DECEMBER 31, 1997


                                                                            Short-Term
                                                  Growth &                     U.S.     Small Cap   International    Equity
                                                   Income       Managed     Government    Value     Opportunities    Index
                                                 Subaccount    Subaccount   Subaccount  Subaccount   Subaccount    Subaccount
                                                ------------  ------------  ----------  ----------  -------------  ----------
ASSETS
Investments in shares of portfolios of John
 Hancock Variable Series Trust I, at value  .   $783,532,141  $343,560,761   $409,571   $3,342,888   $2,526,943    $7,576,153
Investments in shares of portfolios of M Fund
 Inc., at value . . . . . . . . . . . . . . .             --            --         --           --           --            --
Policy loans and accrued interest receivable     151,132,735    67,266,604         --           --           --            --
Receivable from:
 John Hancock Variable Series Trust I . . . .        277,023        36,784         24        5,067       20,678        19,319
 M Fund Inc.  . . . . . . . . . . . . . . . .             --            --         --           --           --            --
                                                ------------  ------------   --------   ----------   ----------    ----------
TOTAL ASSETS  . . . . . . . . . . . . . . . .    934,941,899   410,864,149    409,595    3,347,955    2,547,621     7,595,472
LIABILITIES
Payable to John Hancock Variable Life
 Insurance Company  . . . . . . . . . . . . .        263,118        30,659         17        5,013       20,636        19,195
Asset charges payable . . . . . . . . . . . .         13,905         6,125          7           54           40           124
                                                ------------  ------------   --------   ----------   ----------    ----------
TOTAL LIABILITIES . . . . . . . . . . . . . .        277,023        36,784         24        5,067       20,678        19,319
                                                ------------  ------------   --------   ----------   ----------    ----------
NET ASSETS  . . . . . . . . . . . . . . . . .   $934,664,876  $410,827,365   $409,571   $3,342,888   $2,526,943    $7,576,153
                                                ============  ============   ========   ==========   ==========    ==========
                                                              Turner      Edinburgh       Frontier
                                                Strategic      Core     International     Capital
                                                   Bond       Growth       Equity       Appreciation
                                                Subaccount  Subaccount   Subaccount      Subaccount
                                                ----------  ----------  -------------  --------------
ASSETS
Investments in shares of portfolios of John     $1,365,657   $     --     $     --        $     --
 Hancock Variable Series Trust I, at value  .
Investments in shares of portfolios of M Fund           --    120,173      160,606         380,816
 Inc., at value . . . . . . . . . . . . . . .
Policy loans and accrued interest receivable            --         --           --              --
Receivable from:
 John Hancock Variable Series Trust I . . . .        3,139         --           --              --
 M Fund Inc.  . . . . . . . . . . . . . . . .           --          2            3               6
                                                ----------   --------     --------        --------
TOTAL ASSETS  . . . . . . . . . . . . . . . .    1,368,796    120,175      160,609         380,822
LIABILITIES
Payable to John Hancock Variable Life                3,117         --           --              --
 Insurance Company  . . . . . . . . . . . . .
Asset charges payable . . . . . . . . . . . .           22          2            3               6
                                                ----------   --------     --------        --------
TOTAL LIABILITIES . . . . . . . . . . . . . .        3,139          2            3               6
                                                ----------   --------     --------        --------
NET ASSETS  . . . . . . . . . . . . . . . . .   $1,365,657   $120,173     $160,606        $380,816
                                                ==========   ========     ========        ========



---------
See accompanying notes.

JOHN HANCOCK VARIABLE LIFE ACCOUNT U

STATEMENTS OF OPERATIONS

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,




                                        Large Cap Growth Subaccount              Sovereign Bond Subaccount
                                   --------------------------------------  --------------------------------------
                                      1997         1996          1995         1997         1996          1995
                                   -----------  ------------  -----------  -----------  ------------  -----------
Investment income:
 Distributions received from:
  John Hancock Variable Series
   Trust I . . . . . . . . . . .   $ 7,675,850  $ 9,763,606   $ 3,899,925  $17,409,990  $15,986,241   $16,214,565
  M Fund Inc.  . . . . . . . . .            --           --            --           --           --            --
 Interest income on policy loans       875,892      881,144       755,070    3,926,698    3,908,756     3,820,851
                                   -----------  -----------   -----------  -----------  -----------   -----------
Total investment income  . . . .     8,551,742   10,644,750     4,654,995   21,336,688   19,894,997    20,035,416
Expenses:
 Mortality and expense
  risks  . . . . . . . . . . . .       480,057      381,331       278,461    1,514,127    1,444,137     1,372,266
                                   -----------  -----------   -----------  -----------  -----------   -----------
Net investment income
 (loss)  . . . . . . . . . . . .     8,071,685   10,263,419     4,376,534   19,822,561   18,450,860    18,663,150
Net realized and unrealized gain
 (loss) on investments:
 Net realized gain (loss)  . . .     4,216,904      840,044       465,096    1,088,488      690,912       331,252
 Net unrealized appreciation
  (depreciation) during the
  period . . . . . . . . . . . .     7,920,403     (889,487)    6,578,435    2,987,952   (8,059,332)   18,687,187
                                   -----------  -----------   -----------  -----------  -----------   -----------
Net realized and unrealized gain
 (loss) on investments . . . . .    12,137,307      (49,443)    7,043,531    4,076,440   (7,368,420)   19,018,439
                                   -----------  -----------   -----------  -----------  -----------   -----------
Net increase (decrease) in net
 assets resulting from operations  $20,208,992  $10,213,976   $11,420,065  $23,899,001  $11,082,440   $37,681,589
                                   ===========  ===========   ===========  ===========  ===========   ===========
                                                                            Small Cap
                                        International Equities               Growth          International Balanced
                                              Subaccount                   Subaccount              Subaccount
                                   ----------------------------------  -------------------   -----------------------
                                      1997          1996       1995      1997      1996*        1997          1996*
                                   ------------  ----------  --------  ---------  ---------  ------------  -----------
Investment income:
 Distributions received from:
  John Hancock Variable Series     $   840,616   $  166,193  $114,316  $    976   $  1,207    $ 30,867       $2,850
   Trust I . . . . . . . . . . .
  M Fund Inc.  . . . . . . . . .            --           --        --        --         --          --           --
 Interest income on policy loans       170,905      161,938   146,076        --         --          --           --
                                   -----------   ----------  --------  --------   --------    --------       ------
Total investment income  . . . .     1,011,521      328,131   260,392       976      1,207      30,867        2,850
Expenses:
 Mortality and expense
  risks  . . . . . . . . . . . .       107,415       85,694    65,044    11,175      2,956       2,758          301
                                   -----------   ----------  --------  --------   --------    --------       ------
Net investment income                  904,106      242,437   195,348   (10,199)    (1,749)     28,109        2,549
 (loss)  . . . . . . . . . . . .
Net realized and unrealized gain (loss) on investments:
 Net realized gain (loss)  . . .       209,781      254,188   294,206    34,153     (2,047)     12,000           65
 Net unrealized appreciation
  (depreciation) during the         (2,036,425)
  period . . . . . . . . . . . .   -----------      676,006   353,155   226,085    (24,023)    (41,999)       3,632
                                                 ----------  --------  --------   --------    --------       ------
Net realized and unrealized gain
 (loss) on investments . . . . .    (1,826,644)     930,194   647,361   260,238    (26,070)    (29,999)       3,697
                                   -----------   ----------  --------  --------   --------    --------       ------
Net increase (decrease) in net
 assets resulting from operations  $  (922,538)  $1,172,631  $842,709  $250,039   $(27,819)   $ (1,890)      $6,246
                                   ===========   ==========  ========  ========   ========    ========       ======



---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE ACCOUNT U

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                               Mid Cap Growth      Large Cap Value
                                                 Subaccount           Subaccount           Money Market Subaccount
                                             ------------------   ------------------  ----------------------------------
                                               1997      1996*      1997     1996*       1997        1996        1995
                                             ---------  --------  --------  --------  ----------  ----------  ----------
Investment income:
 Distributions received from:
  John Hancock Variable Series
   Trust I . . . . . . . . . . . . . . . .   $     --   $ 1,635   $266,440  $ 72,511  $2,746,662  $2,527,378  $2,690,892
  M Fund Inc.  . . . . . . . . . . . . . .         --        --         --        --                      --          --
 Interest income on policy loans . . . . .         --        --         --        --     957,390     929,499     952,455
                                             --------   -------   --------  --------  ----------  ----------  ----------
Total investment income  . . . . . . . . .         --     1,635    266,440    72,511   3,704,052   3,456,877   3,643,347
Expenses:
 Mortality and expense risks . . . . . . .      5,801       814     25,295     8,169     361,409     342,603     340,195
                                             --------   -------   --------  --------  ----------  ----------  ----------
Net investment income (loss) . . . . . . .     (5,801)      821    241,145    64,342   3,342,641   3,114,274   3,303,152
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain . . . . . . . . . . . .        394     1,295    217,073    11,265          --          --          --
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .    199,441    (3,899)   532,936   197,424          --          --          --
                                             --------   -------   --------  --------  ----------  ----------  ----------
Net realized and unrealized gain (loss) on
 investments . . . . . . . . . . . . . . .    199,835    (2,604)   750,009   208,689          --          --          --
                                             --------   -------   --------  --------  ----------  ----------  ----------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . .   $194,034   $(1,783)  $991,154  $273,031  $3,342,641  $3,114,274  $3,303,152
                                             ========   =======   ========  ========  ==========  ==========  ==========
                                               Mid Cap Value
                                                Subaccount        Special Opportunities Subaccount
                                             ------------------  ----------------------------------
                                               1997      1996*       1997         1996        1995
                                             ---------  -------  -------------  ---------  -----------
Investment income:
 Distributions received from:
  John Hancock Variable Series               $178,590   $ 7,418  $ 1,022,881    $265,602    $ 39,684
   Trust I . . . . . . . . . . . . . . . .
  M Fund Inc.  . . . . . . . . . . . . . .         --        --           --          --          --
 Interest income on policy loans . . . . .         --        --           --          --          --
                                             --------   -------  -----------    --------    --------
Total investment income  . . . . . . . . .    178,590     7,418    1,022,881     265,602      39,684
Expenses:
 Mortality and expense risks . . . . . . .      6,329       580       54,469      23,603       3,373
                                             --------   -------  -----------    --------    --------
Net investment income (loss) . . . . . . .    172,261     6,838      968,412     241,999      36,311
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain . . . . . . . . . . . .    121,152     1,099      533,297     125,955      11,582
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .    (86,033)   23,234   (1,073,252)    615,079     124,460
                                             --------   -------  -----------    --------    --------
Net realized and unrealized gain (loss) on
 investments . . . . . . . . . . . . . . .     35,119    24,333     (539,955)    741,034     136,042
                                             --------   -------  -----------    --------    --------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . .   $207,380   $31,171  $   428,457    $983,033    $172,353
                                             ========   =======  ===========    ========    ========



---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE ACCOUNT U

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,



                                        Real Estate Equity Subaccount           Growth & Income Subaccount
                                       --------------------------------  ----------------------------------------
                                          1997        1996       1995        1997          1996          1995
                                       ----------  ----------  --------  ------------  ------------  ------------
Investment income:
 Distributions received from:
  John Hancock Variable Series Trust
   I . . . . . . . . . . . . . . . .   $  957,079  $  477,763  $409,525  $ 99,799,718  $ 78,415,408  $ 51,822,706
  M Fund Inc.  . . . . . . . . . . .           --          --        --            --            --            --
 Interest income on policy
  loans  . . . . . . . . . . . . . .      140,515     117,955   121,494    10,448,315     9,420,070     8,594,774
                                       ----------  ----------  --------  ------------  ------------  ------------
Total investment income  . . . . . .    1,097,596     595,718   531,019   110,248,033    87,835,478    60,417,480
Expenses:
 Mortality and expense risks . . . .       76,454      50,069    41,982     4,658,703     3,854,562     3,246,229
                                       ----------  ----------  --------  ------------  ------------  ------------
Net investment income  . . . . . . .    1,021,142     545,649   489,037   105,589,330    83,980,916    57,171,251
Net realized and unrealized gain
 (loss) on investments:
 Net realized gain (loss)  . . . . .      551,925       9,177    97,602    16,543,458    15,416,898     6,161,063
 Net unrealized appreciation
  (depreciation) during the period .      447,661   1,862,071   184,090    67,250,127    12,987,718    81,121,360
                                       ----------  ----------  --------  ------------  ------------  ------------
Net realized and unrealized gain
 (loss) on investments . . . . . . .      999,586   1,871,248   281,692    83,793,585    28,404,616    87,282,423
                                       ----------  ----------  --------  ------------  ------------  ------------
Net increase in net assets resulting
 from operations . . . . . . . . . .   $2,020,728  $2,416,897  $770,729  $189,382,915  $112,385,532  $144,453,674
                                       ==========  ==========  ========  ============  ============  ============
                                                                                     Short-Term U.S.
                                                 Managed Subaccount               Government Subaccount
                                       ---------------------------------------  -------------------------
                                          1997          1996          1995       1997     1996       1995
                                       -----------  -------------  -----------  -------  --------  --------
Investment income:
 Distributions received from:
  John Hancock Variable Series Trust   $32,757,460  $ 37,103,617   $26,974,536  $22,079  $11,196    $2,910
   I . . . . . . . . . . . . . . . .
  M Fund Inc.  . . . . . . . . . . .            --            --            --       --       --        --
 Interest income on policy
  loans  . . . . . . . . . . . . . .     4,669,363     4,337,281     3,999,425       --       --        --
                                       -----------  ------------   -----------  -------  -------    ------
Total investment income  . . . . . .    37,426,823    41,440,898    30,973,961   22,079   11,196     2,910
Expenses:
 Mortality and expense risks . . . .     2,111,314     1,886,000     1,677,243    2,202    1,201       312
                                       -----------  ------------   -----------  -------  -------    ------
Net investment income  . . . . . . .    35,315,509    39,554,898    29,296,718   19,877    9,995     2,598
Net realized and unrealized gain
 (loss) on investments:
 Net realized gain (loss)  . . . . .     5,663,060     3,870,923     2,658,955      235     (922)      945
 Net unrealized appreciation
  (depreciation) during the period .    16,843,903   (11,548,110)   30,787,175    1,405   (1,542)    1,166
                                       -----------  ------------   -----------  -------  -------    ------
Net realized and unrealized gain
 (loss) on investments . . . . . . .    22,506,963    (7,677,187)   33,446,130    1,640   (2,464)    2,111
                                       -----------  ------------   -----------  -------  -------    ------
Net increase in net assets resulting
 from operations . . . . . . . . . .   $57,822,472  $ 31,877,711   $62,742,848  $21,517  $ 7,531    $4,709
                                       ===========  ============   ===========  =======  =======    ======



---------
See accompanying notes.

JOHN HANCOCK VARIABLE LIFE ACCOUNT U

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                       Small Cap
                                         Value         International Opportunities       Equity Index       Strategic Bond
                                      Subaccount                Subaccount                Subaccount          Subaccount
                                   ------------------  ----------------------------   -------------------  -----------------
                                     1997      1996*        1997           1996*         1997      1996*    1997      1996*
                                   ---------  -------  ---------------  ------------  ----------  -------  --------  -------
Investment income:
 Distributions received from:
  John Hancock Variable Series
   Trust I . . . . . . . . . . .   $256,363   $23,766    $  35,111        $ 5,965     $  220,686  $ 7,847  $84,597   $29,029
  M Fund Inc.  . . . . . . . . .         --        --           --             --             --       --       --        --
 Interest income on policy
  loans  . . . . . . . . . . . .         --        --           --             --             --       --       --        --
                                   --------   -------    ---------        -------     ----------  -------  -------   -------
Total investment income  . . . .    256,363    23,766       35,111          5,965        220,686    7,847   84,597    29,029
Expenses:
 Mortality and expense risks . .     10,530     2,451       11,575          3,038         28,637      575    5,827     1,782
                                   --------   -------    ---------        -------     ----------  -------  -------   -------
Net investment income (loss) . .    245,833    21,315       23,536          2,927        192,049    7,272   78,770    27,247
Net realized and unrealized gain
 (loss) on investments:
 Net realized gain (loss)  . . .    129,604       891       78,058            304         38,987    3,982    5,891     1,518
 Net unrealized appreciation
  (depreciation) during the
  period . . . . . . . . . . . .    (32,439)   49,892     (141,034)        57,387      1,193,531   13,544   (3,195)    6,688
                                   --------   -------    ---------        -------     ----------  -------  -------   -------
Net realized and unrealized gain
 (loss) on investments . . . . .     97,165    50,783      (62,976)        57,691      1,232,518   17,526    2,696     8,206
                                   --------   -------    ---------        -------     ----------  -------  -------   -------
Net increase (decrease) in net
 assets resulting from operations  $342,998   $72,098    $ (39,440)       $60,618     $1,424,567  $24,798  $81,466   $35,453
                                   ========   =======    =========        =======     ==========  =======  =======   =======
                                                              Edinburgh               Frontier
                                   Turner Core Growth    International Equity   Capital Appreciation
                                       Subaccount             Subaccount             Subaccount
                                   -------------------  ---------------------   ---------------------
                                     1997      1996*      1997       1996*        1997        1996*
                                   ---------  --------  ---------  -----------  ---------  ------------
Investment income:
 Distributions received from:
  John Hancock Variable Series      $11,090    $  --     $   --     $    --      $    --     $    --
   Trust I . . . . . . . . . . .
  M Fund Inc.  . . . . . . . . .         --      415      2,278         255        8,986          --
 Interest income on policy
  loans  . . . . . . . . . . . .                  --         --          --           --          --
                                    -------    -----     ------     -------      -------     -------
Total investment income  . . . .     11,090      415      2,278         255        8,986
Expenses:
 Mortality and expense risks . .        505       31        746         122        1,464         112
                                    -------    -----     ------     -------      -------     -------
Net investment income (loss) . .     10,585      384      1,532         133        7,522        (112)
Net realized and unrealized gain
 (loss) on investments:
 Net realized gain (loss)  . . .      3,166     (238)       133      (1,091)       9,048      (1,199)
 Net unrealized appreciation
  (depreciation) during the          12,370
  period . . . . . . . . . . . .    -------      456      2,674        (345)      40,541       2,105
                                               -----     ------     -------      -------     -------
Net realized and unrealized gain
 (loss) on investments . . . . .     15,536      218      2,807      (1,436)      49,589         906
                                    -------    -----     ------     -------      -------     -------
Net increase (decrease) in net
 assets resulting from operations   $26,121    $ 602     $4,339     $(1,303)     $57,111     $   794
                                    =======    =====     ======     =======      =======     =======



---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE ACCOUNT U

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,




                                        Large Cap Growth Subaccount                  Sovereign Bond Subaccount
                                 -----------------------------------------   ------------------------------------------
                                     1997           1996          1995           1997           1996           1995
                                 -------------  -------------  ------------  -------------  -------------  -------------
Increase (decrease) in net
 assets from operations:
 Net investment income (loss)    $  8,071,685   $ 10,263,419   $ 4,376,534   $ 19,822,561   $ 18,450,860   $ 18,663,150
 Net realized gains
  (losses) . . . . . . . . . .      4,216,904        840,044       465,096      1,088,488        690,912        331,252
 Net unrealized appreciation
  (depreciation) during the
  period . . . . . . . . . . .      7,920,403       (889,487)    6,578,435      2,987,952     (8,059,332)    18,687,187
                                 ------------   ------------   -----------   ------------   ------------   ------------
Net increase (decrease) in net
 assets resulting from
 operations. . . . . . . . . .     20,208,992     10,213,976    11,420,065     23,899,001     11,082,440     37,681,589
From policyholder transactions:
 Net premiums from
  policyholders. . . . . . . .     18,819,133     20,123,261    12,618,748     31,136,450     34,090,208     31,560,554
 Net benefits to policyholders    (19,915,971)   (11,910,005)   (9,566,825)   (39,506,771)   (40,719,213)   (39,010,974)
 Net increase (decrease) in
  policy loans . . . . . . . .        (41,068)     2,044,193     1,614,283      1,612,490        897,069      2,053,700
                                 ------------   ------------   -----------   ------------   ------------   ------------
Net increase (decrease) in net
 assets resulting from
 policyholder
 transactions  . . . . . . . .     (1,137,906)    10,257,449     4,666,206     (6,757,831)    (5,731,936)    (5,396,720)
                                 ------------   ------------   -----------   ------------   ------------   ------------
Net increase in net assets . .     19,071,086     20,471,425    16,086,271     17,141,170      5,350,504     32,284,869
Net assets at beginning of
 period. . . . . . . . . . . .     79,355,920     58,884,495    42,798,224    269,018,711    263,668,207    231,383,338
                                 ------------   ------------   -----------   ------------   ------------   ------------
Net assets at end of
 period  . . . . . . . . . . .   $ 98,427,006   $ 79,355,920   $58,884,495   $286,159,881   $269,018,711   $263,668,207
                                 ============   ============   ===========   ============   ============   ============
                                                                                  Small Cap
                                                                                   Growth            International Balanced
                                    International Equities Subaccount            Subaccount                Subaccount
                                 ---------------------------------------   -----------------------   -----------------------
                                    1997          1996          1995          1997        1996*         1997         1996*
                                 ------------  ------------  ------------  -----------  -----------  -----------  ------------
Increase (decrease) in net
 assets from operations:
 Net investment income (loss)    $   904,106   $   242,437   $   195,348   $  (10,199)  $   (1,749)  $  28,109     $  2,549
 Net realized gains                  209,781       254,188       294,206       34,153       (2,047)     12,000           65
  (losses) . . . . . . . . . .
 Net unrealized appreciation
  (depreciation) during the       (2,036,425)
  period . . . . . . . . . . .   -----------       676,006       353,155      226,085      (24,023)    (41,999)       3,632
                                               -----------   -----------   ----------   ----------   ---------     --------
Net increase (decrease) in net      (922,538)    1,172,631       842,709      250,039      (27,819)     (1,890)       6,246
 assets resulting from
 operations. . . . . . . . . .
From policyholder transactions:
 Net premiums from                 6,398,146     8,485,184     4,546,347    1,906,439    1,361,402     602,033      216,486
  policyholders. . . . . . . .
 Net benefits to policyholders    (4,052,306)   (4,391,767)   (4,766,724)    (626,114)    (129,738)   (102,953)      (5,403)
 Net increase (decrease) in
  policy loans . . . . . . . .        41,466       287,879       192,805           --           --          --           --
                                 -----------   -----------   -----------   ----------   ----------   ---------     --------
Net increase (decrease) in net
 assets resulting from             2,387,306     4,381,296       (27,572)   1,280,325    1,231,664     499,080      211,083
 policyholder                    -----------   -----------   -----------   ----------   ----------   ---------     --------
 transactions  . . . . . . . .
Net increase in net assets . .     1,464,768     5,553,927       815,137    1,530,364    1,203,845     497,190      217,329
Net assets at beginning of
 period. . . . . . . . . . . .    17,945,258    12,391,331    11,576,194    1,203,845           --     217,329           --
                                 -----------   -----------   -----------   ----------   ----------   ---------     --------
Net assets at end of
 period  . . . . . . . . . . .   $19,410,026   $17,945,258   $12,391,331   $2,734,209   $1,203,845   $ 714,519     $217,329
                                 ===========   ===========   ===========   ==========   ==========   =========     ========



---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE ACCOUNT U

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                 Mid Cap Growth           Large Cap Value
                                   Subaccount                Subaccount                   Money Market Subaccount
                              ---------------------   ------------------------   ------------------------------------------
                                 1997       1996*        1997         1996*          1997           1996           1995
                              -----------  ---------  ------------  -----------  -------------  -------------  -------------
Increase (decrease) in net
 assets from operations:
 Net investment income
  (loss). . . . . . . . . .   $   (5,801)  $    821   $   241,145   $   64,342   $  3,342,641   $  3,114,274   $  3,303,152
 Net realized gains . . . .          394      1,295       217,073       11,265             --             --             --
 Net unrealized appreciation
  (depreciation) during the
  period. . . . . . . . . .      199,441     (3,899)      532,936      197,424             --             --             --
                              ----------   --------   -----------   ----------   ------------   ------------   ------------
Net increase (decrease) in
 net assets resulting from
 operations . . . . . . . .      194,034     (1,783)      991,154      273,031      3,342,641      3,114,274      3,303,152
From policyholder
 transactions:
 Net premiums from
  policyholders . . . . . .    1,031,218    599,576     3,739,319    2,999,086     19,023,054     15,561,906     11,104,365
 Net benefits to
  policyholders . . . . . .     (294,344)   (30,542)   (1,140,574)    (348,016)   (20,817,572)   (16,132,881)   (12,775,695)
 Net increase (decrease) in
  policy loans  . . . . . .           --         --            --           --        390,775       (260,051)      (323,666)
                              ----------   --------   -----------   ----------   ------------   ------------   ------------
Net increase (decrease) in
 net assets resulting from
 policyholder
 transactions . . . . . . .      736,874    569,034     2,598,745    2,651,070     (1,403,743)      (831,026)    (1,994,996)
                              ----------   --------   -----------   ----------   ------------   ------------   ------------
Net increase in net assets       930,908    567,251     3,589,899    2,924,101      1,938,898      2,283,248      1,308,156
Net assets at beginning of
 period . . . . . . . . . .      567,251         --     2,924,101           --     63,668,933     61,385,685     60,077,529
                              ----------   --------   -----------   ----------   ------------   ------------   ------------
Net assets at end of
 period . . . . . . . . . .   $1,498,159   $567,251   $ 6,514,000   $2,924,101   $ 65,607,831   $ 63,668,933   $ 61,385,685
                              ==========   ========   ===========   ==========   ============   ============   ============
                                  Mid Cap Value
                                   Subaccount            Special Opportunities Subaccount
                              ---------------------   --------------------------------------
                                 1997       1996*        1997          1996           1995
                              -----------  ---------  ------------  ------------  -------------
Increase (decrease) in net
 assets from operations:
 Net investment income        $  172,261   $  6,838   $   968,412   $   241,999    $   36,311
  (loss). . . . . . . . . .
 Net realized gains . . . .      121,152      1,099       533,297       125,955        11,582
 Net unrealized appreciation
  (depreciation) during the      (86,033)
  period. . . . . . . . . .   ----------     23,234    (1,073,252)      615,079       124,460
                                           --------   -----------   -----------    ----------
Net increase (decrease) in       207,380     31,171       428,457       983,033       172,353
 net assets resulting from
 operations . . . . . . . .
From policyholder
 transactions:
 Net premiums from             2,070,644    337,092     6,338,416     5,492,467     1,682,424
  policyholders . . . . . .
 Net benefits to                (190,430)    (9,035)   (3,379,629)   (1,284,991)     (182,908)
  policyholders . . . . . .
 Net increase (decrease) in
  policy loans  . . . . . .           --         --            --            --            --
                              ----------   --------   -----------   -----------    ----------
Net increase (decrease) in
 net assets resulting from     1,880,214    328,057     2,958,787     4,207,476     1,499,516
 policyholder                 ----------   --------   -----------   -----------    ----------
 transactions . . . . . . .
Net increase in net assets     2,087,594    359,228     3,387,244     5,190,509     1,671,869
Net assets at beginning of
 period . . . . . . . . . .      359,228         --     6,900,122     1,709,613        37,744
                              ----------   --------   -----------   -----------    ----------
Net assets at end of
 period . . . . . . . . . .   $2,446,822   $359,228   $10,287,366   $ 6,900,122    $1,709,613
                              ==========   ========   ===========   ===========    ==========



---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE ACCOUNT U

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,



                                            Real Estate Equity Subaccount                 Growth & Income Subaccount
                                       ---------------------------------------   --------------------------------------------
                                          1997          1996          1995           1997            1996            1995
                                       ------------  ------------  ------------  --------------  --------------  -------------
Increase in net assets from
 operations:
 Net investment income . . . . . . .   $ 1,021,142   $   545,649   $   489,037   $ 105,589,330   $  83,980,916   $ 57,171,251
 Net realized gains
 (losses)  . . . . . . . . . . . . .       551,925         9,177        97,602      16,543,458      15,416,898      6,161,063
 Net unrealized appreciation
 (depreciation) during the period  .       447,661     1,862,071       184,090      67,250,127      12,987,718     81,121,360
                                       -----------   -----------   -----------   -------------   -------------   ------------
Net increase in net assets resulting
 from operations . . . . . . . . . .     2,020,728     2,416,897       770,729     189,382,915     112,385,532    144,453,674
From policyholder transactions:
 Net premiums from policyholders . .     7,786,904     3,620,035     2,176,970      86,308,294      76,046,396     73,672,198
 Net benefits to
 policyholders . . . . . . . . . . .    (5,481,110)   (2,413,828)   (2,711,578)   (115,839,460)   (102,757,132)   (90,829,678)
 Net increase in policy
 loans . . . . . . . . . . . . . . .       265,517       156,802        30,224      18,568,293      11,816,577     10,173,483
                                       -----------   -----------   -----------   -------------   -------------   ------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions. . . . . . . . . . . .     2,571,311     1,363,009      (504,384)    (10,962,873)    (14,894,159)    (6,983,997)
                                       -----------   -----------   -----------   -------------   -------------   ------------
Net increase in net assets . . . . .     4,592,039     3,779,906       266,345     178,420,042      97,491,373    137,469,677
Net assets at beginning of
 period  . . . . . . . . . . . . . .    11,650,076     7,870,170     7,603,825     756,244,834     658,753,461    521,283,784
                                       -----------   -----------   -----------   -------------   -------------   ------------
Net assets at end of period  . . . .   $16,242,115   $11,650,076   $ 7,870,170   $ 934,664,876   $ 756,244,834   $658,753,461
                                       ===========   ===========   ===========   =============   =============   ============
                                                                                            Short-Term U.S.
                                                   Managed Subaccount                    Government Subaccount
                                       ------------------------------------------   -------------------------------
                                           1997           1996           1995         1997        1996        1995
                                       -------------  -------------  -------------  ----------  ---------  -----------
Increase in net assets from
 operations:
 Net investment income . . . . . . .   $ 35,315,509   $ 39,554,898   $ 29,296,718   $  19,877   $  9,995    $  2,598
 Net realized gains                       5,663,060      3,870,923      2,658,955         235       (922)        945
 (losses)  . . . . . . . . . . . . .
 Net unrealized appreciation
 (depreciation) during the period  .     16,843,903    (11,548,110)    30,787,175       1,405     (1,542)      1,166
                                       ------------   ------------   ------------   ---------   --------    --------
Net increase in net assets resulting     57,822,472     31,877,711     62,742,848      21,517      7,531       4,709
 from operations . . . . . . . . . .
From policyholder transactions:
 Net premiums from policyholders . .     40,318,523     40,512,423     38,619,260     278,114    328,192      94,623
 Net benefits to                        (54,498,285)   (52,043,620)   (47,824,820)   (218,771)   (90,988)    (21,753)
 policyholders . . . . . . . . . . .
 Net increase in policy
 loans . . . . . . . . . . . . . . .      4,761,829      4,766,548      5,387,424          --         --          --
                                       ------------   ------------   ------------   ---------   --------    --------
Net increase (decrease) in net assets
 resulting from policyholder             (9,417,933)
 transactions. . . . . . . . . . . .   ------------     (6,764,649)    (3,818,136)     59,343    237,204      72,870
                                                      ------------   ------------   ---------   --------    --------
Net increase in net assets . . . . .     48,404,539     25,113,062     58,924,712      80,860    244,735      77,579
Net assets at beginning of
 period  . . . . . . . . . . . . . .    362,422,826    337,309,764    278,385,052     328,711     83,976       6,397
                                       ------------   ------------   ------------   ---------   --------    --------
Net assets at end of period  . . . .   $410,827,365   $362,422,826   $337,309,764   $ 409,571   $328,711    $ 83,976
                                       ============   ============   ============   =========   ========    ========



---------

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE ACCOUNT U

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,



                                   Small Cap
                                     Value            International Opportunities       Equity Index
                                   Subaccount                 Subaccount                 Subaccount
                             ----------------------   ----------------------------  ---------------------
                                1997        1996*         1997          1996*          1997       1996*
                             -----------  ----------  -------------  -------------  -----------  ---------
Increase (decrease) in net
 assets from operations:
 Net investment income
  (loss) . . . . . . . . .   $  245,833   $  21,315    $   23,536     $    2,927    $  192,049   $  7,272
 Net realized gains
  (losses) . . . . . . . .      129,604         891        78,058            304        38,987      3,982
 Net unrealized
  appreciation
  (depreciation) during the
  period . . . . . . . . .      (32,439)     49,892      (141,034)        57,387     1,193,531     13,544
                             ----------   ---------    ----------     ----------    ----------   --------
Net increase (decrease) in
 net assets resulting from
 operations. . . . . . . .      342,998      72,098       (39,440)        60,618     1,424,567     24,798
From policyholder
 transactions:
 Net premiums from
  policyholders. . . . . .    2,466,836     925,601     1,969,364      1,364,628     6,068,371    350,310
 Net benefits to
  policyholders. . . . . .     (358,679)   (105,966)     (709,490)      (118,737)     (260,531)   (31,362)
 Net increase in policy
  loans. . . . . . . . . .           --          --            --             --            --         --
                             ----------   ---------    ----------     ----------    ----------   --------
Net increase in net assets
 resulting from
 policyholder transactions    2,108,157     819,635     1,259,874      1,245,891     5,807,840    318,948
                             ----------   ---------    ----------     ----------    ----------   --------
Net increase in net assets    2,451,155     891,733     1,220,434      1,306,509     7,232,407    343,746
Net assets at beginning of
 period. . . . . . . . . .      891,733          --     1,306,509             --       343,746         --
                             ----------   ---------    ----------     ----------    ----------   --------
Net assets at end of
 period  . . . . . . . . .   $3,342,888   $ 891,733    $2,526,943     $1,306,509    $7,576,153   $343,746
                             ==========   =========    ==========     ==========    ==========   ========
                                                                                                      Frontier
                                                         Turner Core            Edinburgh              Capital
                                Strategic Bond             Growth             International         Appreciation
                                  Subaccount             Subaccount         Equity Subaccount        Subaccount
                             ---------------------   -------------------   -------------------   -------------------
                                1997       1996*       1997      1996*       1997      1996*       1997       1996*
                             -----------  ---------  ---------  ---------  ---------  ---------  ---------  -----------
Increase (decrease) in net
 assets from operations:
 Net investment income       $   78,770   $ 27,247   $ 10,585   $    384   $  1,532   $    133   $  7,522    $   (112)
  (loss) . . . . . . . . .
 Net realized gains               5,891      1,518      3,166       (238)       133     (1,091)     9,048      (1,199)
  (losses) . . . . . . . .
 Net unrealized
  appreciation                   (3,195)     6,688     12,370        456      2,674       (345)    40,541       2,105
  (depreciation) during the  ----------   --------   --------   --------   --------   --------   --------    --------
  period . . . . . . . . .
Net increase (decrease) in       81,466     35,453     26,121        602      4,339     (1,303)    57,111         794
 net assets resulting from
 operations. . . . . . . .
From policyholder
 transactions:
 Net premiums from              807,985    718,958     91,440     26,825    146,796     68,170    327,804      58,477
  policyholders. . . . . .
 Net benefits to               (201,240)   (76,965)    (9,878)   (14,937)   (34,985)   (22,411)   (47,276)    (16,094)
  policyholders. . . . . .
 Net increase in policy
  loans. . . . . . . . . .           --         --         --         --         --         --         --          --
                             ----------   --------   --------   --------   --------   --------   --------    --------
Net increase in net assets
 resulting from                 606,745
 policyholder transactions   ----------    641,993     81,562     11,888    111,811     45,759    280,528      42,383
                                          --------   --------   --------   --------   --------   --------    --------
Net increase in net assets      688,211    677,446    107,683     12,490    116,150     44,456    337,639      43,177
Net assets at beginning of
 period. . . . . . . . . .      677,446         --     12,490         --     44,456         --     43,177          --
                             ----------   --------   --------   --------   --------   --------   --------    --------
Net assets at end of
 period  . . . . . . . . .   $1,365,657   $677,446   $120,173   $ 12,490   $160,606   $ 44,456   $380,816    $ 43,177
                             ==========   ========   ========   ========   ========   ========   ========    ========



---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE ACCOUNT U

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1997

1. ORGANIZATION

  John Hancock Variable Life Account U (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-one subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed and made available to policyholders. The twenty-one Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Sovereign Bond, International Equities, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Special Opportunities, Real Estate Equity, Growth & Income, Managed, Short-Term U.S. Government, Small Cap Value, International Opportunities, Equity Index, Strategic Bond, Turner Core Growth, Edinburgh International Equity and Frontier Capital Appreciation Portfolios. Each Portfolio has a different investment objective.

  The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

  The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES

ESTIMATES

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

VALUATION OF INVESTMENTS

  Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of Fund shares are determined on the basis of identified cost.

FEDERAL INCOME TAXES

  The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal

JOHN HANCOCK VARIABLE LIFE ACCOUNT U

2. SIGNIFICANT ACCOUNTING POLICIES--CONTINUED income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

EXPENSES

  JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at an annual rate of .50% of net assets (excluding policy loans) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

  JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account. With respect to the single premium policy, during the first nine years after policy issue, JHVLICO assesses a contingent deferred sales charge at varying levels in the event of early surrender of the variable life insurance policy.

POLICY LOANS

  Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyowner indebtedness) and compounded daily.

3. TRANSACTIONS WITH AFFILIATES

  John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund.

  Certain officers of the Account are officers and directors of JHVLICO, the Fund or John Hancock.

JOHN HANCOCK VARIABLE LIFE ACCOUNT U

4. DETAILS OF INVESTMENTS

  The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at December 31, 1997 are as follows:


Subaccount                           Shares Owned      Cost          Value
----------                           ------------      ----          -----
Large Cap Growth . . . . . . . . .     4,078,092   $ 68,916,212   $ 84,901,398
Sovereign Bond . . . . . . . . . .    23,333,736    223,991,303    232,146,861
International Equities . . . . . .     1,124,834     18,037,326     17,097,290
Small Cap Growth . . . . . . . . .       241,028      2,532,147      2,734,209
International Balanced . . . . . .        70,673        752,885        714,519
Mid Cap Growth . . . . . . . . . .       125,626      1,302,617      1,498,159
Large Cap Value  . . . . . . . . .       480,042      5,783,639      6,514,000
Money Market . . . . . . . . . . .     5,232,520     52,325,203     52,325,203
Mid Cap Value  . . . . . . . . . .       176,461      2,509,621      2,446,822
Special Opportunities  . . . . . .       668,657     10,620,059     10,287,366
Real Estate Equity . . . . . . . .       891,297     11,860,098     14,180,979
Growth & Income  . . . . . . . . .    47,185,076    609,098,074    783,532,141
Managed  . . . . . . . . . . . . .    23,942,536    299,610,112    343,560,761
Short-Term U.S. Government . . . .        40,619        408,569        409,571
Small Cap Value  . . . . . . . . .       269,559      3,325,435      3,342,888
International Opportunities  . . .       237,781      2,610,591      2,526,943
Equity Index . . . . . . . . . . .       533,037      6,369,079      7,576,153
Strategic Bond . . . . . . . . . .       133,330      1,362,164      1,365,657
Turner Core Growth . . . . . . . .         8,902        107,347        120,173
Edinburgh International Equity . .        16,125        157,586        160,606
Frontier Capital Appreciation  . .        25,524        336,170        380,816

JOHN HANCOCK VARIABLE LIFE ACCOUNT U

4. DETAILS OF INVESTMENTS--CONTINUED

  Purchases, including reinvestment of dividend distributions and proceeds from the sales of shares in the Portfolios of the Fund and of M Fund during 1997, were as follows:


Subaccount                                          Purchases        Sales
----------                                          ---------        -----
Large Cap Growth . . . . . . . . . . . . . . . .   $ 18,054,626   $11,117,321
Sovereign Bond . . . . . . . . . . . . . . . . .     28,657,743    17,278,420
International Equities . . . . . . . . . . . . .      4,819,486     1,572,432
Small Cap Growth . . . . . . . . . . . . . . . .      1,734,388       464,262
International Balanced . . . . . . . . . . . . .        887,438       360,250
Mid Cap Growth . . . . . . . . . . . . . . . . .        975,209       244,136
Large Cap Value  . . . . . . . . . . . . . . . .      4,063,067     1,223,177
Money Market . . . . . . . . . . . . . . . . . .     12,878,282    11,354,625
Mid Cap Value  . . . . . . . . . . . . . . . . .      2,488,102       435,629
Special Opportunities  . . . . . . . . . . . . .      6,380,222     2,453,024
Real Estate Equity . . . . . . . . . . . . . . .      5,670,281     2,350,798
Growth & Income  . . . . . . . . . . . . . . . .    114,856,520    39,532,209
Managed  . . . . . . . . . . . . . . . . . . . .     44,219,932    23,325,445
Short-Term U.S. Government . . . . . . . . . . .        258,130       178,910
Small Cap Value  . . . . . . . . . . . . . . . .      2,975,644       621,653
International Opportunities  . . . . . . . . . .      2,281,891       498,481
Equity Index . . . . . . . . . . . . . . . . . .      6,236,380       236,490
Strategic Bond . . . . . . . . . . . . . . . . .        916,713       231,199
Turner Core Growth . . . . . . . . . . . . . . .        107,920        15,771
Edinburgh International Equity . . . . . . . . .        153,964        41,308
Frontier Capital Appreciation  . . . . . . . . .        340,664        52,575



5. IMPACT OF YEAR 2000 (UNAUDITED)

  The John Hancock Variable Life Account U, along with John Hancock Mutual Life Insurance Company, its ultimate parent (together, John Hancock), have developed a plan to modify or replace significant portions of the Account's computer information and automated technologies so that its systems will function properly with respect to the dates in the year 2000 and thereafter. The Account presently believes that with modifications to existing systems and conversions to new technologies, the year 2000 will not pose significant operational problems for its computer systems. However, if certain modifications and conversions are not made, or are not completed timely, the year 2000 issue could have an adverse impact on the operations of the Account.

  John Hancock as early as 1994 had begun assessing, modifying and converting the software related to its significant systems and has initiated formal communications with its significant business partners and customers to determine the extent to which John Hancock's interface systems are vulnerable to those third parties' failure to remediate their own year 2000 issues. While John Hancock is developing alternative third-party processing arrangements as it deems appropriate, there is no guarantee that the systems of other companies on which the Account's systems rely will be converted timely or will not have an adverse effect on the Account's systems.

JOHN HANCOCK VARIABLE LIFE ACCOUNT U

5. IMPACT OF YEAR 2000 (UNAUDITED)--CONTINUED

  The Account expects the project to be substantially complete by early 1999. This completion target was derived utilizing numerous assumptions of future events, including availability of certain resources and other factors. However, there can be no guarantee that this completion target will be achieved.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Policyholders
John Hancock Variable Life Account U of John Hancock Variable Life Insurance
 Company

  We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Account U (the Account) (comprising, respectively, the Large Cap Growth, Sovereign Bond, International Equities, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Special Opportunities, Real Estate Equity, Growth & Income, Managed, Short-Term U.S. Government, Small Cap Value, International Opportunities, Equity Index, Strategic Bond, Turner Core Growth, Edinburgh International Equity and Frontier Capital Appreciation Subaccounts) as of December 31, 1997, and the related statements of operations, and statements of changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Account U at December 31, 1997, the results of their operations and the changes in their net assets for each of the periods indicated, in conformity with generally accepted accounting principles.

Boston, Massachusetts
February 6, 1998                                          Ernst & Young LLP

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Policyholders
John Hancock Variable Life Insurance Company

We have audited the accompanying statutory-basis statements of financial position of John Hancock Variable Life Insurance Company as of December 31, 1997 and 1996, and the related statutory-basis statements of operations and unassigned deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of John Hancock Variable Life Insurance Company at December 31, 1997 and 1996, or the results of its operations or its cash flows for the year ended December 31, 1997.

Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Variable Life Insurance Company at December 31, 1997 and 1996, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.

Boston, Massachusetts
February 18, 1998                                          Ernst & Young LLP

STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                             December 31
                                                         -------------------
                                                           1997        1996
                                                           ----        ----
                                                            (In millions)
ASSETS
Bonds--Note 6  . . . . . . . . . . . . . . . . . . . .   $1,092.7    $  753.5
Preferred stocks . . . . . . . . . . . . . . . . . . .       17.2         9.6
Common stocks  . . . . . . . . . . . . . . . . . . . .        2.3         1.4
Investment in affiliates . . . . . . . . . . . . . . .       79.1        72.0
Mortgage loans on real estate--Note 6  . . . . . . . .      273.9       212.1
Real estate  . . . . . . . . . . . . . . . . . . . . .       39.9        38.8
Policy loans . . . . . . . . . . . . . . . . . . . . .      106.8        80.8
Cash items:
  Cash in banks  . . . . . . . . . . . . . . . . . . .       83.1        26.7
  Temporary cash investments . . . . . . . . . . . . .       60.1         5.2
                                                         --------    --------
                                                            143.2        31.9
Premiums due and deferred  . . . . . . . . . . . . . .       33.8        36.8
Investment income due and accrued  . . . . . . . . . .       24.7        22.6
Other general account assets . . . . . . . . . . . . .       16.8        17.8
Assets held in separate accounts . . . . . . . . . . .    4,691.1     3,290.5
                                                         --------    --------
TOTAL ASSETS . . . . . . . . . . . . . . . . . . . . .   $6,521.5    $4,567.8
                                                         ========    ========
OBLIGATIONS AND STOCKHOLDER'S EQUITY
OBLIGATIONS
  Policy reserves  . . . . . . . . . . . . . . . . . .   $1,124.3    $  877.8
  Federal income and other taxes payable--Note 1 . . .       36.1        29.4
  Other accrued expenses . . . . . . . . . . . . . . .      335.1        75.1
  Asset valuation reserve--Note 1  . . . . . . . . . .       18.6        16.6
  Obligations related to separate accounts . . . . . .    4,685.7     3,285.8
                                                         --------    --------
TOTAL OBLIGATIONS  . . . . . . . . . . . . . . . . . .    6,199.8     4,284.7
STOCKHOLDER'S EQUITY
  Common Stock, $50 par value; authorized 50,000
    shares;
    issued and outstanding 50,000 shares . . . . . . .        2.5         2.5
  Paid-in capital  . . . . . . . . . . . . . . . . . .      377.5       377.5
Unassigned deficit . . . . . . . . . . . . . . . . . .      (58.3)      (96.9)
                                                         --------    --------
TOTAL STOCKHOLDER'S EQUITY . . . . . . . . . . . . . .      321.7       283.1
                                                         --------    --------
TOTAL OBLIGATIONS AND STOCKHOLDER'S EQUITY . . . . . .   $6,521.5    $4,567.8
                                                         ========    ========



The accompanying notes are an integral part of the statutory-basis financial statements.

STATUTORY-BASIS STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY


                             Year ended December 31
                                                     -----------------------
                                                        1997          1996
                                                        ----          ----
                                  (In millions)
INCOME
  Premiums . . . . . . . . . . . . . . . . . . . .    $  872.7      $  820.6
  Net investment income--Note 3  . . . . . . . . .        89.7          76.1
  Other, net . . . . . . . . . . . . . . . . . . .       420.1         406.0
                                                      --------      --------
                                                       1,382.5       1,302.7
BENEFITS AND EXPENSES
  Payments to policyholders and beneficiaries  . .       264.0         236.1
  Additions to reserves to provide for future
    payments to policyholders and beneficiaries  .       814.2         790.1
  Expenses of providing service to policyholders
    and obtaining new insurance--
    Note 5 . . . . . . . . . . . . . . . . . . . .       216.2         183.8
  State and miscellaneous taxes  . . . . . . . . .        19.1          17.3
                                                      --------      --------
                                                       1,313.5       1,227.3
                                                      --------      --------
     GAIN FROM OPERATIONS BEFORE FEDERAL INCOME
      TAXES AND NET REALIZED CAPITAL LOSSES  . . .        69.0          75.4
Federal income taxes--Note 1                              38.5          38.6
                                                      --------      --------
     GAIN FROM OPERATIONS BEFORE NET REALIZED
      CAPITAL LOSSES . . . . . . . . . . . . . . .        30.5          36.8
Net realized capital losses--Note 4  . . . . . . .        (3.0)         (1.5)
                                                      --------      --------
     NET INCOME  . . . . . . . . . . . . . . . . .        27.5          35.3
Unassigned deficit at beginning of year  . . . . .       (96.9)       (131.3)
Net unrealized capital gains and other
 adjustments--Note 4 . . . . . . . . . . . . . . .         5.0           2.5
Other reserves and adjustments . . . . . . . . . .         6.1          (3.4)
                                                      --------      --------
     UNASSIGNED DEFICIT AT END OF YEAR . . . . . .    $  (58.3)     $  (96.9)
                                                      ========      ========




The accompanying notes are an integral part of the statutory-basis financial statements.

STATUTORY-BASIS STATEMENTS OF CASH FLOWS

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                             Year ended December 31
                                                     -----------------------
                                                        1997          1996
                                                        ----          ----
                                  (In millions)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Insurance premiums . . . . . . . . . . . . . . .    $ 877.0       $ 824.2
  Net investment income  . . . . . . . . . . . . .       89.9          73.4
  Benefits to policyholders and beneficiaries  . .     (245.2)       (212.7)
  Dividends paid to policyholders  . . . . . . . .      (18.7)        (15.7)
  Insurance expenses and taxes . . . . . . . . . .     (250.2)       (196.6)
  Net transfers to separate accounts . . . . . . .     (703.2)       (524.2)
  Other, net . . . . . . . . . . . . . . . . . . .      379.9         386.7
                                                      -------       -------
     NET CASH PROVIDED FROM OPERATIONS . . . . . .      129.5         335.1
                                                      -------       -------
CASH FLOWS USED IN INVESTING ACTIVITIES:
  Bond purchases . . . . . . . . . . . . . . . . .     (621.6)       (489.9)
  Bond sales . . . . . . . . . . . . . . . . . . .      197.3         228.3
  Bond maturities and scheduled redemptions  . . .       34.1          27.8
  Bond prepayments . . . . . . . . . . . . . . . .       51.6          31.9
  Stock purchases  . . . . . . . . . . . . . . . .      (15.7)         (6.5)
  Proceeds from stock sales  . . . . . . . . . . .        6.7           0.4
  Real estate purchases  . . . . . . . . . . . . .       (1.3)        (10.5)
  Real estate sales  . . . . . . . . . . . . . . .        0.4           8.5
  Other invested assets purchases  . . . . . . . .       (1.0)          0.0
  Proceeds from the sale of other invested assets         0.3           1.5
  Mortgage loans issued  . . . . . . . . . . . . .      (94.5)        (84.4)
  Mortgage loan repayments . . . . . . . . . . . .       32.4          17.7
  Other, net . . . . . . . . . . . . . . . . . . .      393.1        (104.6)
                                                      -------       -------
     NET CASH USED IN INVESTING ACTIVITIES . . . .      (18.2)       (379.8)
                                                      -------       -------
INCREASE (DECREASE) IN CASH AND TEMPORARY CASH
 INVESTMENTS . . . . . . . . . . . . . . . . . . .      111.3         (44.7)
Cash and temporary cash investments at beginning of
 year. . . . . . . . . . . . . . . . . . . . . . .       31.9          76.6
                                                      -------       -------
CASH AND TEMPORARY CASH INVESTMENTS AT END OF YEAR    $ 143.2       $  31.9
                                                      =======       =======



The accompanying notes are an integral part of the statutory-basis financial statements.

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Company, domiciled in the Commonwealth of Massachusetts, principally writes variable and universal life insurance policies. Those policies primarily are marketed through John Hancock's sales organization, which includes a career agency system composed of company-owned, unionized branch offices and independent general agencies. Policies also are sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Basis of Presentation: The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP).

The significant differences from GAAP include: (1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized over the related premium-paying period; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP. Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and investment valuation allowances are provided when there has been a decline in value deemed other than temporary; (7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to unassigned deficit rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; and (9) certain items, including modifications to required policy reserves resulting from changes in actuarial assumptions or increased benefits, are recorded directly to unassigned deficit rather than being reflected in income. The effects of the foregoing variances from GAAP have not been determined but are presumed to be material.

The significant accounting practices of the Company are as follows:

Pending Statutory Standards: The NAIC currently is in the process of recodifying statutory accounting practices, the result of which is expected to constitute the only source of prescribed statutory accounting practices. Accordingly, that project, which is expected to be approved by the NAIC in 1998 will likely change, to some extent, prescribed statutory accounting practices, and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. The impact of any such changes on the Company's unassigned deficit is not expected to be material.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED Revenues and Expenses: Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

Cash and Temporary Cash Investments: Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

Valuation of Assets: General account investments are carried at amounts determined on the following bases:

  Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at fair value. The discount or premium on bonds is amortized using the interest method.

  Investments in affiliates are included on the statutory equity method.

  Goodwill is amortized on a straight-line basis over a ten year period.

  Mortgage loans are carried at outstanding principal balance or amortized cost.

  Investment real estate is carried at depreciated cost, less encumbrances. Depreciation on investment real estate is recorded on a straight-line basis. Accumulated depreciation amounted to $2.1 million in 1997 and $1.2 million in 1996.

  Real estate acquired in satisfaction of debt and held for sale is carried at the lower of cost or market as of the date of foreclosure.

  Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

Asset Valuation and Interest Maintenance Reserves: The Asset Valuation Reserve
(AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. Changes to the AVR are charged or credited directly to the unassigned deficit.

The Company also records the NAIC prescribed Interest Maintenance Reserve (IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1997, the IMR, net of 1997 amortization of $1.2 million, amounted to $7.8 million, which is included in policy reserves. The corresponding 1996 amounts were $1.2 million and $5.9 million, respectively.

Goodwill: The excess of cost over the statutory book value of the net assets of life insurance business acquired was $13.1 million and $15.1 million at December 31, 1997 and 1996, respectively, and generally is amortized over a ten-year period using a straight-line method.

Accumulated amortization was $8.8 million and $6.7 million at December 31, 1997 and 1996, respectively.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED Separate Accounts: Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts generally are reported at fair value. The operations of the separate accounts are not included in the statement of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

Fair Value Disclosure of Financial Instruments: Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company. See Note 11.

The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

  The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

  Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments.

  The fair values for common and preferred stocks, other than its subsidiary investments, which are carried at equity values, are based on quoted market prices.

  The fair value of interest rate swaps and currency rate swaps is estimated using a discounted cash flow method adjusted for the difference between the rate of the existing swap and the current swap market rate. Discounted cash flows in foreign currencies are converted to U.S. dollars using current exchange rates.

  The fair value for mortgage loans is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations.

  The carrying amount in the statement of financial position for policy loans approximates their fair value.

  The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1997. The fair value for commitments to purchase real estate approximates the amount of the initial commitment.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED Capital Gains and Losses: Realized capital gains and losses are determined using the specific identification basis. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net gain or loss. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to the unassigned deficit.

Policy Reserves: Life reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for variable life insurance policies are maintained principally on the modified preliminary term method using the 1958 and 1980 Commissioner's Standard Ordinary (CSO) mortality tables, with an assumed interest rate of 4% for policies issued prior to May 1, 1983 and 41/2% for policies issued on or thereafter. Reserves for single premium policies are determined by the net single premium method using the 1958 CSO mortality table, with an assumed interest rate of 4%. Reserves for universal life policies issued prior to 1985 are equal to the gross account value which at all times exceeds minimum statutory requirements. Reserves for universal life policies issued from 1985 through 1988 are maintained at the greater of the Commissioner's Reserve Valuation Method (CRVM) using the 1958 CSO mortality table, with 41/2% interest or the cash surrender value. Reserves for universal life policies issued after 1988 and for flexible variable policies are maintained using the greater of the cash surrender value or the CRVM method with the 1980 CSO mortality table and 51/2% interest for policies issued from 1988 through 1992; 5% interest for policies issued in 1993 and 1994; and 41/2% interest for policies issued in 1995 through 1997.

Federal Income Taxes: Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company are consolidated with John Hancock in filing a consolidated federal income tax return for the affiliated group. The federal income taxes of the Company are allocated on a separate return basis with certain adjustments. The Company made payments of $29.6 million in 1997 and $33.5 million in 1996.

Income before taxes differs from taxable income principally due to tax-exempt investment income, the limitation placed on the tax deductibility of policyholder dividends, accelerated depreciation, differences in policy reserves for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

Adjustments to Policy Reserves: From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions or increased benefits. Reserve modifications resulting from such determinations are recorded directly to stockholder's equity. During 1997, the Company refined certain assumptions inherent in the calculation of reserves related to AIDS claims under individual life policies resulting in a $6.4 million increase in stockholder's equity at December 31, 1997.

Reinsurance: Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

NOTE 2--ACQUISITION

On June 23, 1993, the Company acquired all of the outstanding shares of stock of Colonial Penn Annuity and Life Insurance Company (CPAL) from Colonial Penn Life Insurance Company for an aggregate purchase price of approximately $42.5 million. At the date of acquisition, assets of CPAL were approximately $648.5 million, consisting principally of cash and temporary cash investments and liabilities were approximately $635.2 million, consisting principally of reserves related to a block of interest sensitive single-premium whole life insurance business assumed by CPAL from Charter National Life Insurance Company (Charter). The purchase price includes contingent payments of up to approximately $7.3 million payable between 1994 and 1998 based on the actual lapse experience of the business in force on June 23, 1993. The Company made contingent payments to CPAL of $1.5 million during each of 1997 and 1996. Unamortized goodwill at December 31, 1997 was $13.1 million and is being amortized over ten years on a straight-line basis.

On June 24, 1993, the Company contributed $24.6 million in additional capital to CPAL. CPAL was renamed John Hancock Life Insurance Company of America (JHLICOA) on July 7, 1993. JHLICOA manages the business assumed from Charter and does not currently issue new business.

NOTE 3--NET INVESTMENT INCOME

Investment income has been reduced by the following amounts:


                                                              1997        1996
                                                              ----        ----
                                                            (In millions)
Investment expenses  . . . . . . . . . . . . . . . . .   $          5.0   $7.0
Interest expense . . . . . . . . . . . . . . . . . . .              0.7    0.0
Depreciation expense . . . . . . . . . . . . . . . . .              1.1    0.9
Investment taxes . . . . . . . . . . . . . . . . . . .              0.4    0.5
                                                         --------------   ----
                                                         $          7.2   $8.4
                                                         ==============   ====



NOTE 4--NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

Net realized capital losses consist of the following items:


                                                           1997         1996
                                                           ----         ----
                                  (In millions)
Net gains (losses) from asset sales . . . . . . . .   $          0.8    $(0.2)
Capital gains tax . . . . . . . . . . . . . . . . .             (0.7)    (1.0)
Net capital gains transferred to IMR  . . . . . . .             (3.1)    (0.3)
                                                      --------------    -----
Realized Capital Losses . . . . . . . . . . . . . .   $         (3.0)   $(1.5)
                                                      ==============    =====

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 4--NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS--CONTINUED Net unrealized capital gains and other adjustments consist of the following items:


                                                           1997         1996
                                                           ----         ----
                                  (In millions)
Net gains from changes in security values and book
 value adjustments  . . . . . . . . . . . . . . . .   $          7.0    $ 3.7
Increase in asset valuation reserve . . . . . . . .             (2.0)    (1.2)
                                                      --------------    -----
Net Unrealized Capital Gains and Other Adjustments    $          5.0    $ 2.5
                                                      ==============    =====



NOTE 5--TRANSACTIONS WITH PARENT

The Company's Parent provides the Company with personnel, property and facilities in carrying out certain of its corporate functions. The Parent annually determines a fee for these services and facilities based on a number of criteria which were revised in 1997 and 1996 to reflect continuing changes in the Company's operations. The amount of the service fee charged to the Company was $123.6 million and $111.7 million in 1997 and 1996, respectively, which has been included in insurance and investment expenses. The Parent has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's stockholder's equity from declining below $1.0 million.

The service fee charged to the Company by the Parent includes $0.9 million and $1.6 million in 1997 and 1996, respectively, representing the portion of the provision for retiree benefit plans determined under the accrual method, including a provision for the 1993 transition liability which is being amortized over twenty years, that was allocated to the Company.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 1997 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred $22.0 million and $24.5 million of cash for tax, commission, and expense allowances to the Company, which increased the Company's net gain from operations by $10.1 million and $15.7 million in 1997 and 1996, respectively.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1995 through 1997 issues of certain retail annuity contracts (Independence Preferred and Declaration). In connection with this agreement, the Company made a net cash payment of $1.1 million and received a net cash payment of $35.0 million for surrender benefits, tax, reserve increase, commission, expense allowances and premium. This agreement increased the Company's net gain from operations by $9.8 million and $15.1 million and in 1997 and 1996, respectively.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 5--TRANSACTIONS WITH PARENT--CONTINUED

 Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 110% of expected mortality claims in 1997 for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock transferred $2.4 million of cash for mortality claims to the Company, which increased the Company's net gain from operations by $1.3 million.

NOTE 6--INVESTMENTS

The statement value and fair value of bonds are shown below:


                                               Gross       Gross
                                  Statement  Unrealized  Unrealized     Fair
Year ended December 31, 1997        Value      Gains       Losses      Value
----------------------------      ---------  ----------  ----------    -----
                                                 (In millions)
U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies  . .   $  254.5     $ 0.2        $0.1      $  254.6
Obligations of states and
 political subdivisions . . . .       12.1       1.0         0.0          13.1
Debt securities issued by
 foreign governments  . . . . .        0.2       0.0         0.0           0.2
Corporate securities  . . . . .      712.7      43.9         2.7         753.9
Mortgage-backed securities  . .      113.2       3.5         0.0         116.7
                                  --------     -----        ----      --------
Total bonds . . . . . . . . . .   $1,092.7     $48.6        $2.8      $1,138.5
                                  ========     =====        ====      ========




                                                 Gross       Gross
                                 Statement     Unrealized  Unrealized    Fair
Year ended December 31, 1996       Value         Gains       Losses     Value
----------------------------     ---------     ----------  ----------   -----
                                               (In millions)
U.S. Treasury securities and
 obligations of U.S.
 government corporations and
 agencies. . . . . . . . . .   $         44.4    $ 0.2        $0.2      $ 44.4
Obligations of states and
 political subdivisions  . .             12.6      0.4         0.0        13.0
Debt securities issued by
 foreign governments . . . .              0.8      0.1         0.0         0.9
Corporate securities . . . .            623.2     29.8         3.4       649.6
Mortgage-backed securities .             72.5     10.2         0.1        82.6
                               --------------    -----        ----      ------
Total bonds  . . . . . . . .   $        753.5    $40.7        $3.7      $790.5
                               ==============    =====        ====      ======



The statement value and fair value of bonds at December 31, 1997, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.


                                                          Statement     Fair
                                                            Value      Value
                                                          ---------    -----
                                                             (In millions)
Due in one year or less . . . . . . . . . . . . . . . .   $   89.1    $   90.7
Due after one year through five years . . . . . . . . .      466.8       477.0
Due after five years through ten years  . . . . . . . .      284.2       299.2
Due after ten years . . . . . . . . . . . . . . . . . .      139.4       154.9
                                                          --------    --------
                                                             979.5     1,021.8
Mortgage-backed securities  . . . . . . . . . . . . . .      113.2       116.7
                                                          --------    --------
                                                          $1,092.7    $1,138.5
                                                          ========    ========

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 6--INVESTMENTS--CONTINUED
Gross gains of $1.1 million in 1997 and $1.3 million in 1996 and gross losses of $4.5 million in 1997 and $2.1 million in 1996 were realized from the sale of bonds.

At December 31, 1997, bonds with an admitted asset value of $3.6 million were on deposit with state insurance departments to satisfy regulatory requirements.

The cost of common stocks was $0.0 million at December 31, 1997 and 1996, respectively. Gross unrealized appreciation on common stocks totaled $2.3 million, and gross unrealized depreciation totaled $0.0 million at December 31, 1997. The fair value of preferred stock totaled $17.2 million at December 31, 1997 and $9.6 million at December 31, 1996.

Bonds with amortized cost of $2.0 million were nonincome producing for the twelve months ended December 31, 1997.

At December 31, 1997, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.


                          Statement          Geographic            Statement
    Property Type           Value           Concentration            Value
    -------------         ---------         -------------          ---------
                        (In millions)                            (In millions)
Apartments. . . . . .      $104.1      East North Central . .       $ 32.7
Hotels. . . . . . . .         3.8      Middle Atlantic  . . .         11.3
Industrial. . . . . .        51.3      Mountain . . . . . . .         17.9
Office buildings  . .        32.2      New England  . . . . .         35.8
Retail. . . . . . . .        33.2      Pacific  . . . . . . .         64.2
Agricultural. . . . .        38.8      South Atlantic . . . .         67.9
Other . . . . . . . .        10.5      West North Central . .          2.5
                                       West South Central . .         41.6
                           ------                                   ------
                           $273.9                                   $273.9
                           ======                                   ======



At December 31, 1997, the fair values of the commercial and agricultural mortgage loans portfolios were $243.8 million and $42.0 million, respectively.
 The corresponding amounts as of December 31, 1996 were approximately $189.0 million and $30.4 million, respectively.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 6--INVESTMENTS--CONTINUED
The maximum and minimum lending rates for mortgage loans during 1997 were 10.49% and 8.14% for agricultural loans and 8.53% and 7.42% for other properties.
 Generally, the maximum percentage of any loan to the value of security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation.
 Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

NOTE 7--REINSURANCE

The Company cedes business to reinsurers to share risks under variable life, universal life and flexible variable life insurance policies for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1997 were $427.4 million, $18.3 million, and $10.1 million, respectively. The corresponding amounts in 1996 were $384.3 million, $9.9 million, and $12.1 million, respectively.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

Neither the Company, nor any of its related parties, control, either directly or indirectly, any external reinsurers with which the Company conducts business.
 No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

The Company has not entered into any reinsurance agreements in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1997 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

NOTE 8--FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

The Company utilizes a variety of off-balance sheet financial instruments as part of its efforts to hedge and manage fluctuations in the market value of its investment portfolio attributable to changes in general interest rate levels and to manage duration mismatch of assets and liabilities. Those instruments include swaps, caps, and future contracts.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 8--FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK--CONTINUED

The Company enters into interest rate swap contracts for the purpose of converting the interest rate characteristics (fixed or variable) of certain investments to match those of related insurance liabilities. Maturities of current agreements range through 2011. These swaps involve, to varying degrees, interest rate risk in excess of amounts recognized in the statement of financial position.

The Company enters into interest rate cap contracts to manage exposure on underlying security values due to a rise in interest rates. Maturities of current agreements range through 2007.

The Company also uses financial futures contracts to hedge public bonds intended for future sale in order to lock in the market value at the date of contract.
 The Company is subject to the risks associated with changes in the value of the underlying securities; however, such changes in value generally are offset by changes in the value of the hedged items. The contract or notional amounts of the contracts represent the extent of the Company's involvement but not in the future cash requirements, as the Company intends to close the open positions prior to settlement. Net deferred losses on financial contracts were $2.8 million and $0.0 million at December 31, 1997 and 1996, respectively.

The Company enters into currency rate swap agreements to manage exposure to foreign exchange rate fluctuations. Maturities of current agreements range through 2009. Should the counterparty fail to meet the terms of the contract, the Company's market risk is limited to the currency rate differential.

The contract or notional amount of the foregoing financial instruments, which indicates the Company's involvement and in certain instances, maximum credit risk related to those instruments, is as follows:


                                   December 31
                                                       ----------------------
                                                            1997         1996
                                                            ----         ----
                                  (In millions)
Futures contracts to sell securities . . . . . . . .   $         40.8   $ 73.0
                                                       ==============   ======
Notional amount of interest rate swaps, currency rate swaps, and interest rate caps to:
  Receive variable rates . . . . . . . . . . . . . .   $        323.7   $215.9
                                                       ==============   ======
  Receive fixed rates  . . . . . . . . . . . . . . .   $         25.0   $ 26.6
                                                       ==============   ======



The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform according to the terms of the contract. The Company continually monitors its positions and the credit ratings of the counterparties to these financial instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would not be material.

Based on the market rates in effect at December 31, 1997, the Company's interest rate swaps, currency rate swaps and interest rate caps represented (assets) liabilities to the Company with fair values of $7.8 million, $2.1 million and $(1.4) million, respectively. The corresponding amounts as of December 31, 1996 were $2.3 million, $(8.2)

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
NOTE 8--FINANCIAL INSTRUMENTS WITH OFF-BALNCE SHEET RISK--CONTINUED

million, and $(2.0) million, respectively. The fair values of the swap agreements are not recognized in the financial statements.

NOTE 9--POLICY RESERVES, POLICYHOLDERS' AND BENEFICIARIES' FUNDS AND OBLIGATIONS RELATED TO SEPARATE ACCOUNTS

The Company's annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal, with and without adjustment, are summarized as follows:


                                                   December 31, 1997   Percent
                                                   -----------------   -------
                                                     (In millions)
Subject to discretionary withdrawal (with
 adjustment)
With market value adjustment . . . . . . . . . .       $    0.4          0.0%
At book value less surrender charge  . . . . . .          970.3         88.7
                                                       --------        -----
Total with adjustment  . . . . . . . . . . . . .          970.7         88.7
Subject to discretionary withdrawal at book value
 (without adjustment)  . . . . . . . . . . . . .          118.9         10.9
Not subject to discretionary withdrawal--general
 account . . . . . . . . . . . . . . . . . . . .            4.1          0.4
                                                       --------        -----
Total annuity reserves and deposit liabilities .       $1,093.7        100.0%
                                                       ========        =====



NOTE 10--COMMITMENTS AND CONTINGENCIES

The Company has extended commitments to purchase long-term bonds and issue real estate mortgages totalling $168.6 million and $28.3 million, respectively, at December 31, 1997. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. If funded, loans related to real estate mortgages would be fully collateralized by the related properties. The estimated fair value of the commitments described above is $194.5 million at December 31, 1997. The majority of these commitments expire in 1998.

In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 1997. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
NOTE 11--FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and fair values of the Company's financial instruments:


                                             Year ended December 31
                                   -----------------------------------------
                                            1997                  1996
                                   -----------------------  ----------------
                                    Carrying      Fair      Carrying    Fair
                                     Amount      Value       Amount    Value
                                    --------     -----      --------   -----
                                                 (In millions)
Assets
  Bonds--Note 6  . . . . . . . .    $1,092.7    $1,138.5     $753.5    $790.5
  Preferred stocks--Note 6 . . .        17.2        17.2        9.6       9.6
  Common stocks--Note 6  . . . .         2.3         2.3        1.4       1.4
  Mortgage loans on real
    estate--Note 6 . . . . . . .       273.9       285.8      212.1     219.4
  Policy loans--Note 1 . . . . .       106.8       106.8       80.8      80.8
  Cash and cash equivalents--Note
    1. . . . . . . . . . . . . .       143.2       143.2       31.9      31.9
Derivatives liabilities relating
 to:--Note 8
  Interest rate swaps  . . . . .          --         7.8         --       2.3
  Currency rate swaps  . . . . .          --         2.1         --      (8.2)
  Interest rate caps . . . . . .          --        (1.4)        --      (2.0)
Liabilities
  Commitments--Note 10 . . . . .          --       194.5         --      76.2



The carring amounts in the table are included in the statutory-basis statements of financial position. The method and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

NOTE 12--IMPACT OF YEAR 2000 (UNAUDITED)

The Company relies on John Hancock, its parent company, for information processing services. John Hancock has developed a plan to modify or replace significant portions of its computer information and automated technologies so that its systems, including those relied upon by the Company, will function properly with respect to the dates in the year 2000 and thereafter. The Company, along with John Hancock, presently believes that with modifications to existing systems and conversions to new technologies, the year 2000 will not pose significant operational problems for the computer systems upon which the Company relies. However, if certain modifications and conversions are not made, or are not completed timely, the year 2000 issue could have an adverse impact on the operations of the Company.

John Hancock as early as 1994 had begun assessing, modifying and converting the software related to its significant systems and has initiated formal communications with significant business partners and customers to determine the extent to which interface systems are vulnerable to those third parties' failure to remediate their own year 2000 issues. While John Hancock is developing alternative third party processing arrangements as it deems appropriate, there is no guarantee that the systems of other companies on which John Hancock's systems rely will be converted timely or will not have an adverse effect on John Hancock's systems, including those upon which the Company relies.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 12--IMPACT OF YEAR 2000 (UNAUDITED)--CONTINUED

John Hancock expects the project to be substantially complete by early 1999.
 This completion target was derived utilizing numerous assumptions of future events, including availability of certain resources and other factors. However, there can be no guarantee that this completion target will be achieved.

                       APPENDIX--OTHER POLICY PROVISIONS

SETTLEMENT PROVISIONS

  In place of a single payment, an amount of $1,000 or more payable under the Policy as a benefit or as the Surrender Value, if any, may be left with JHVLICO under the terms of a supplementary agreement. The agreement will be issued when the proceeds are applied through the election of any one of the options below.

  The following options are subject to the restrictions and limitations stated in the Policy.

     Option 1--Interest Income at the declared rate but not less than3 1/2% a year on proceeds held on deposit.

     Option 2A--Income of a Specified Amount, with payments each year totaling at least 1/12th of the proceeds, until the proceeds, with interest credited at the declared rate but not less than3 1/2% a year on unpaid balances, are fully paid.

     Option 2B--Income for a Fixed Period, with each payment as declared.

     Option 3--Life Income with Payments for a Guaranteed Period.

     Option 4--Life Income without Refund at the death of the Payee of any part of the proceeds applied. Only one payment is made if the Payee dies before the second payment is due.

     Option 5--Life Income with Cash Refund at the death of the Payee of the amount, if any, equal to the proceeds applied less the sum of all income payments made.

  No election of an option may provide for income payments of less than $50.

  Other options may be arranged with JHVLICO's approval including optional methods of settlement available from John Hancock.

ADDITIONAL INSURANCE BENEFITS

  On payment of an additional charge and subject to certain age and insurance underwriting requirements, certain additional provisions, such as an Accidental Death Benefit, which are subject to the restrictions and limitations set forth therein, may be included in a Policy by rider.

GENERAL PROVISIONS

  BENEFICIARY. The Beneficiary will be as shown in the application for the Policy, unless thereafter changed by the Owner in accordance with the terms of the Policy. In general, if the insured dies and there is no surviving Beneficiary, the Owner will be the Beneficiary, but if the insured was the Owner, the Owner's estate will be the Beneficiary.

  OWNER AND ASSIGNMENT. The Owner's interest in the Policy may be assigned without the consent of any revocable Beneficiary. JHVLICO will not be on notice of any assignment unless it is in writing and until a duplicate of the original assignment has been filed at JHVLICO's Servicing Office. JHVLICO assumes no responsibility for the validity or sufficiency of any assignment.

  MISSTATEMENT OF AGE OR SEX. If the age or sex of the insured has been misstated, JHVLICO will adjust the benefits payable to those which would have been purchased at the correct age or sex by the most recent insurance charge deducted from Account Value.

  SUICIDE. If the insured commits suicide within 2 years (except where state law requires a shorter period) from the date of issue shown in the Policy, the Policy will terminate and JHVLICO will pay in place of all other benefits an amount equal to the premium paid less any Indebtedness on the date of death and less any withdrawals. If the suicide is within 2 years (except where state law requires a shorter period) from the date of any Policy change that increases the death benefit, or the payment of any premium requiring evidence of insurability, the death benefit will not include the increased benefit but will include the excess premium.

  AGE, POLICY ANNIVERSARIES AND MONTHLY PROCESSING DATE. For purpose of the Policy, an insured's "age" is his or her age on his or her nearest birthday. Policy months, Policy years and Policy anniversaries are calculated from the date of issue. The monthly processing date is on or about the first Valuation Date in each Policy month.

  AVIATION ACTIVITY EXCLUSION. If the insured dies in an aviation accident while a crew member on other than a commercial aircraft and the Policy provides at the request of the Owner for a limited benefit in such situation, JHVLICO will pay in place of all other benefits an amount equal to the greater of the premium paid or the Surrender Value, less any Indebtedness.

  INCONTESTABILITY. The Policy shall be incontestable, other than for nonpayment of premiums, after it has been in force during the lifetime of an insured for 2 years from its issue date. If, however, evidence of insurability is required with respect to any increase in death benefit, such increase shall be incontestable after the increase has been in force during the lifetime of the insured for 2 years from the increase date.

  DEFERRAL OF DETERMINATIONS AND PAYMENTS. Payment of any death, surrender, partial withdrawal or loan proceeds will ordinarily be made within seven days after receipt at JHVLICO's Servicing Office of all documents required for any such payment. Approximately two-thirds of the claims for death proceeds which are made within two years after the date of issue of the Policy will be investigated to determine whether the claim should be contested and payment of these claims will therefore be delayed.

  JHVLICO may defer any transaction requiring a determination of Account Value in any variable Subaccount for any period during which: (1) the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed or conditions are such that, under the Commission's rules and regulations, trading is restricted or an emergency is deemed to exist or (2) the Commission by order permits postponement of such actions for the protection of Owners.
  The foregoing description of Policy provisions is qualified by reference to the specimen Policy which has been filed as an exhibit to the Registration Statement and to any variations in Policy provisions required by the regulatory authorities of the state that has approved the Policy for issue.

                         APPENDIX--IMPACT OF YEAR 2000


  The advent of the Year 2000 presents a technological challenge to JHVLICO. In close cooperation with John Hancock Mutual Life Insurance Company, its ultimate parent, JHVLICO has developed a plan to modify or replace significant portions of JHVLICO's computer information and automated technologies so that its systems will function properly with respect to dates in the year 2000 and thereafter.
  The plan also involves coordination and testing with business partners to ensure that external factors do not adversely impact JHVLICO's systems. JHVLICO presently believes that with modifications to existing systems and conversions to new technologies, the year 2000 will not pose significant operational problems for its computer systems. However, if certain modifications and conversions are not made, or are not completed on time, the year 2000 issue could have an adverse impact on the operations of JHVLICO.

  JHVLICO expects the project to be substantially complete by early 1999. This completion target was derived utilizing numerous assumptions of future events, including availability of certain resources and other factors. However, there can be no guarantee that this estimate will be achieved, that these steps will be sufficient or that actual results may not differ materially from those anticipated.

 APPENDIX--ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER VALUES AND
                              ACCUMULATED PREMIUMS

  The following tables illustrate the changes in death benefit, Account Value and Surrender Value of the Policy, disregarding any Policy loans. Each table separately illustrates the operation of a Policy for an identified issue age, Planned Premium schedule and Sum Insured and shows how the death benefit, Account Value and Surrender Value may vary over an extended period of time assuming hypothetical rates of investment return (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross annual rates of 0%, 6% and 12%. The tables are based on given annual Planned Premiums paid at the beginning of each Policy year and will assist in a comparison of the values set forth in the tables with those under other variable life insurance policies which may be issued by JHVLICO or other companies. Tables are provided for each of the three available death benefit options. The values for a Policy would be different from those shown if premiums are paid in different amounts or at different times or if the actual gross rates of investment return average 0%, 6% or 12% over a period of years, but nevertheless fluctuate above or below the average for individual Policy years, or if the Policy were issued under circumstances in which no distinctions are made based on the gender of the insureds.

  The amounts shown for the death benefit, Account Value and Surrender Value are as of the end of each Policy year. The tables headed "Using Current Charges" assume that the current rates for insurance, sales, risk, and expense charges (including JHVLICO's intended waiver after ten Policy years of the sales charges deducted from certain premiums and its intended reduction in the tenth Policy year in the insurance charge deducted monthly from Account Value) will apply in each year illustrated. The tables headed "Using Maximum Charges" assumes that the maximum (guaranteed) insurance, sales, risk, and expense charges will be made in each year illustrated. The amounts shown in all tables reflect an average asset charge for the daily investment advisory expense charges to the Portfolios of the Fund (equivalent to an effective annual rate of .58%) and an assumed average asset charge for the annual nonadvisory operating expenses of each Portfolio of the Fund (equivalent to an effective annual rate of .18%). For a description of expenses charged to the Portfolios, including the reimbursement of any Portfolio for annual non-advisory operating expenses in excess of an effective annual rate of .25%, a continuing obligation of the Fund's investment adviser, see the attached Prospectus for the Fund. The charges for the daily investment management fee and the annual non-advisory operating expenses are based on the hypothetical assumption that Policy values are allocated equally among the variable Subaccounts. The actual Portfolio charges and expenses associated with any Policy will vary depending upon the actual allocation of Policy values among Subaccounts.

  The tables reflect that no charge is currently made to the Account for Federal income taxes. However, JHVLICO reserves the right to make such a charge in the future and any charge would require higher rates of investment return in order to produce the same Policy values. All of the tables do, however, reflect the imposition of a Federal DAC Tax charge in the amount of 1.25% of all premiums paid and a premium tax charge in the amount of 2.35% of all premiums paid.

  The tables assume that the Guaranteed Death Benefit feature was in effect the first 5 Policy years.

  The second column of each table shows the amount to which the total premiums paid to the end of a Policy year during the premium paying period would accumulate if an amount equal to those premiums were invested to earn interest, after taxes, at 5% compounded annually.

  JHVLICO will furnish upon request a comparable illustration reflecting the proposed insureds' ages, sexes, underwriting risk classifications and the Sum Insured at issue and Planned Premium amount requested, and assuming annual Planned Premiums.

DEATH BENEFIT OPTION 1: LEVEL DEATH BENEFIT
ILLUSTRATION ASSUMES CURRENT CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
SUM INSURED AT ISSUE: $100,000
$760 BASE POLICY TARGET PREMIUM*



                                 Death Benefit                    Account Value                    Surrender Value
                         ------------------------------  -------------------------------   -------------------------------
            Premiums      Assuming Hypothetical Gross      Assuming Hypothetical Gross       Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of:     Annual Investment Return of:      Annual Investment Return of:
Policy   At 5% Interest  ------------------------------  -------------------------------   -------------------------------
 Year       Per Year     0% Gross  6% Gross   12% Gross  0% Gross   6% Gross   12% Gross   0% Gross   6% Gross    12% Gross
------   --------------  --------  ---------  ---------  ---------  ---------  ----------  ---------  ---------  ------------
   1            798      100,000    100,000    100,000       217        244         270          0          0            0
   2          1,636      100,000    100,000    100,000       662        736         814          0          0           71
   3          2,516      100,000    100,000    100,000     1,091      1,241       1,405          0        149          312
   4          3,439      100,000    100,000    100,000     1,504      1,758       2,046        411        666          953
   5          4,409      100,000    100,000    100,000     1,897      2,285       2,741        804      1,193        1,648
   6          5,428      100,000    100,000    100,000     2,272      2,823       3,495      1,179      1,730        2,402
   7          6,497      100,000    100,000    100,000     2,625      3,369       4,312      1,532      2,276        3,219
   8          7,620      100,000    100,000    100,000     2,957      3,923       5,198      2,063      3,029        4,304
   9          8,799      100,000    100,000    100,000     3,265      4,484       6,160      2,570      3,789        5,465
  10         10,037      100,000    100,000    100,000     3,558      5,061       7,219      3,261      4,765        6,922
  11         11,337      100,000    100,000    100,000     3,854      5,676       8,404      3,656      5,479        8,207
  12         12,702      100,000    100,000    100,000     4,127      6,302       9,701      4,029      6,203        9,602
  13         14,135      100,000    100,000    100,000     4,375      6,937      11,119      4,375      6,937       11,119
  14         15,640      100,000    100,000    100,000     4,596      7,580      12,670      4,596      7,580       12,670
  15         17,220      100,000    100,000    100,000     4,787      8,228      14,369      4,787      8,228       14,369
  16         18,879      100,000    100,000    100,000     4,948      8,883      16,232      4,948      8,883       16,232
  17         20,621      100,000    100,000    100,000     5,069      9,534      18,270      5,069      9,534       18,270
  18         22,450      100,000    100,000    100,000     5,143     10,176      20,499      5,143     10,176       20,499
  19         24,370      100,000    100,000    100,000     5,166     10,803      22,938      5,166     10,803       22,938
  20         26,387      100,000    100,000    100,000     5,131     11,409      25,609      5,131     11,409       25,609
  25         38,086      100,000    100,000    100,000     3,846     13,872      43,500      3,846     13,872       43,500
  30         53,018           **    100,000    100,000        **     14,354      73,356         **     14,354       73,356
  35         72,076           **    100,000    143,268        **      9,914     124,581         **      9,914      124,581
  40         96,398           **         **    219,421        **         **     208,973         **         **      208,973
  45        127,441           **         **    366,521        **         **     349,067         **         **      349,067





---------
 *If premiums are paid more frequently than annually, the above values shown would be affected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.
DEATH BENEFIT OPTION 1: LEVEL DEATH BENEFIT
ILLUSTRATION ASSUMES MAXIMUM CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
SUM INSURED AT ISSUE: $100,000
$760 BASE POLICY TARGET PREMIUM*



                                 Death Benefit                    Account Value                    Surrender Value
                         ------------------------------  -------------------------------   -------------------------------
            Premiums      Assuming Hypothetical Gross      Assuming Hypothetical Gross       Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of:     Annual Investment Return of:      Annual Investment Return of:
Policy   At 5% Interest  ------------------------------  -------------------------------   -------------------------------
 Year       Per Year     0% Gross  6% Gross   12% Gross  0% Gross   6% Gross   12% Gross   0% Gross   6% Gross    12% Gross
------   --------------  --------  ---------  ---------  ---------  ---------  ----------  ---------  ---------  ------------
   1            798      100,000    100,000    100,000       191        217         242          0          0            0
   2          1,636      100,000    100,000    100,000       609        680         754          0          0           11
   3          2,516      100,000    100,000    100,000     1,010      1,153       1,307          0         60          214
   4          3,439      100,000    100,000    100,000     1,394      1,634       1,905        301        541          812
   5          4,409      100,000    100,000    100,000     1,758      2,123       2,550        665      1,030        1,457
   6          5,428      100,000    100,000    100,000     2,102      2,619       3,247      1,009      1,526        2,154
   7          6,497      100,000    100,000    100,000     2,424      3,119       3,999      1,332      2,026        2,906
   8          7,620      100,000    100,000    100,000     2,725      3,624       4,810      1,831      2,730        3,916
   9          8,799      100,000    100,000    100,000     3,000      4,131       5,684      2,305      3,435        4,989
  10         10,037      100,000    100,000    100,000     3,252      4,640       6,630      2,956      4,344        6,334
  11         11,337      100,000    100,000    100,000     3,477      5,149       7,650      3,279      4,951        7,452
  12         12,702      100,000    100,000    100,000     3,672      5,654       8,750      3,573      5,555        8,651
  13         14,135      100,000    100,000    100,000     3,837      6,154       9,939      3,837      6,154        9,939
  14         15,640      100,000    100,000    100,000     3,971      6,649      11,224      3,971      6,649       11,224
  15         17,220      100,000    100,000    100,000     4,070      7,133      12,612      4,070      7,133       12,612
  16         18,879      100,000    100,000    100,000     4,133      7,605      14,114      4,133      7,605       14,114
  17         20,621      100,000    100,000    100,000     4,153      8,057      15,737      4,153      8,057       15,737
  18         22,450      100,000    100,000    100,000     4,123      8,483      17,489      4,123      8,483       17,489
  19         24,370      100,000    100,000    100,000     4,041      8,877      19,380      4,041      8,877       19,380
  20         26,387      100,000    100,000    100,000     3,896      9,228      21,421      3,896      9,228       21,421
  25         38,086      100,000    100,000    100,000     2,009     10,042      34,419      2,009     10,042       34,419
  30         53,018           **    100,000    100,000        **      7,972      54,285         **      7,972       54,285
  35         72,076           **         **    100,000        **         **      86,922         **         **       86,922
  40         96,398           **         **    148,635        **         **     141,557         **         **      141,557
  45        127,441           **         **    240,512        **         **     229,059         **         **      229,059





---------
 *If premiums are paid more frequently than annually, the above values shown would be affected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION 2: VARIABLE DEATH BENEFIT
ILLUSTRATION ASSUMES CURRENT CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
SUM INSURED AT ISSUE: $100,000
$760 BASE POLICY TARGET PREMIUM*




                                 Death Benefit                    Account Value                    Surrender Value
                         ------------------------------  -------------------------------   -------------------------------
            Premiums      Assuming Hypothetical Gross      Assuming Hypothetical Gross       Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of:     Annual Investment Return of:      Annual Investment Return of:
Policy   At 5% Interest  ------------------------------  -------------------------------   -------------------------------
 Year       Per Year     0% Gross  6% Gross   12% Gross  0% Gross   6% Gross   12% Gross   0% Gross   6% Gross    12% Gross
------   --------------  --------  ---------  ---------  ---------  ---------  ----------  ---------  ---------  ------------
   1            798      100,217    100,243    100,269       217        243         269          0          0            0
   2          1,636      100,660    100,734    100,812       660        734         812          0          0           68
   3          2,516      101,087    101,237    101,399     1,087      1,237       1,399          0        144          306
   4          3,439      101,496    101,749    102,035     1,496      1,749       2,035        403        657          942
   5          4,409      101,885    102,271    102,723     1,885      2,271       2,723        792      1,178        1,630
   6          5,428      102,255    102,801    103,467     2,255      2,801       3,467      1,162      1,709        2,374
   7          6,497      102,601    103,337    104,270     2,601      3,337       4,270      1,509      2,245        3,177
   8          7,620      102,925    103,879    105,138     2,925      3,879       5,138      2,031      2,985        4,244
   9          8,799      103,225    104,425    106,075     3,225      4,425       6,075      2,530      3,730        5,380
  10         10,037      103,506    104,984    107,102     3,506      4,984       7,102      3,210      4,687        6,806
  11         11,337      103,789    105,575    108,247     3,789      5,575       8,247      3,592      5,378        8,049
  12         12,702      104,049    106,174    109,492     4,049      6,174       9,492      3,950      6,075        9,393
  13         14,135      104,280    106,776    110,845     4,280      6,776      10,845      4,280      6,776       10,845
  14         15,640      104,482    107,379    112,315     4,482      7,379      12,315      4,482      7,379       12,315
  15         17,220      104,653    107,981    113,912     4,653      7,981      13,912      4,653      7,981       13,912
  16         18,879      104,791    108,581    115,649     4,791      8,581      15,649      4,791      8,581       15,649
  17         20,621      104,887    109,168    117,530     4,887      9,168      17,530      4,887      9,168       17,530
  18         22,450      104,933    109,734    119,564     4,933      9,734      19,564      4,933      9,734       19,564
  19         24,370      104,925    110,271    121,760     4,925     10,271      21,760      4,925     10,271       21,760
  20         26,387      104,855    110,772    124,129     4,855     10,772      24,129      4,855     10,772       24,129
  25         38,086      103,365    112,395    139,032     3,365     12,395      39,032      3,365     12,395       39,032
  30         53,018           **    111,247    160,376        **     11,247      60,376         **     11,247       60,376
  35         72,076           **    104,150    189,745        **      4,150      89,745         **      4,150       89,745
  40         96,398           **         **    229,025        **         **     129,025         **         **      129,025
  45        127,441           **         **    277,606        **         **     177,606         **         **      177,606




---------
 *If premiums are paid more frequently than annually, the above values shown would be affected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION 2: VARIABLE DEATH BENEFIT
ILLUSTRATION ASSUMES MAXIMUM CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
SUM INSURED AT ISSUE: $100,000
$760 BASE POLICY TARGET PREMIUM*



                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1            798      100,190   100,216    100,241      190       216        241         0         0           0
   2          1,636      100,607   100,678    100,751      607       678        751         0         0           8
   3          2,516      101,006   101,148    101,302    1,006     1,148      1,302         0        55         209
   4          3,439      101,387   101,626    101,895    1,387     1,626      1,895       294       533         802
   5          4,409      101,747   102,109    102,533    1,747     2,109      2,533       654     1,016       1,440
   6          5,428      102,086   102,598    103,221    2,086     2,598      3,221       993     1,505       2,128
   7          6,497      102,402   103,089    103,959    2,402     3,089      3,959     1,309     1,997       2,866
   8          7,620      102,695   103,583    104,753    2,695     3,583      4,753     1,801     2,689       3,859
   9          8,799      102,962   104,076    105,605    2,962     4,076      5,605     2,267     3,380       4,910
  10         10,037      103,204   104,568    106,522    3,204     4,568      6,522     2,908     4,272       6,225
  11         11,337      103,417   105,056    107,505    3,417     5,056      7,505     3,220     4,858       7,307
  12         12,702      103,600   105,536    108,558    3,600     5,536      8,558     3,501     5,437       8,459
  13         14,135      103,751   106,007    109,688    3,751     6,007      9,688     3,751     6,007       9,688
  14         15,640      103,868   106,466    110,899    3,868     6,466     10,899     3,868     6,466      10,899
  15         17,220      103,949   106,909    112,197    3,949     6,909     12,197     3,949     6,909      12,197
  16         18,879      103,992   107,332    113,586    3,992     7,332     13,586     3,992     7,332      13,586
  17         20,621      103,991   107,729    115,070    3,991     7,729     15,070     3,991     7,729      15,070
  18         22,450      103,938   108,089    116,649    3,938     8,089     16,649     3,938     8,089      16,649
  19         24,370      103,831   108,408    118,329    3,831     8,408     18,329     3,831     8,408      18,329
  20         26,387      103,659   108,671    120,109    3,659     8,671     20,109     3,659     8,671      20,109
  25         38,086      101,637   108,821    130,610    1,637     8,821     30,610     1,637     8,821      30,610
  30         53,018           **   105,640    143,760       **     5,640     43,760        **     5,640      43,760
  35         72,076           **        **    158,340       **        **     58,340        **        **      58,340
  40         96,398           **        **    170,746       **        **     70,746        **        **      70,746
  45        127,441           **        **    171,683       **        **     71,683        **        **      71,683





---------
 *If premiums are paid more frequently than annually, the above values shown would be affected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION 3: LEVEL DEATH BENEFIT WITH GREATER FUNDING
ILLUSTRATION ASSUMES CURRENT CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
SUM INSURED AT ISSUE: $100,000
$760 BASE POLICY TARGET PREMIUM*



                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1            798      100,000   100,000    100,000      217        244        270        0          0           0
   2          1,636      100,000   100,000    100,000      662        736        814        0          0          71
   3          2,516      100,000   100,000    100,000    1,091      1,241      1,405        0        149         312
   4          3,439      100,000   100,000    100,000    1,504      1,758      2,046      411        666         953
   5          4,409      100,000   100,000    100,000    1,897      2,285      2,741      804      1,193       1,648
   6          5,428      100,000   100,000    100,000    2,272      2,823      3,495    1,179      1,730       2,402
   7          6,497      100,000   100,000    100,000    2,625      3,369      4,312    1,532      2,276       3,219
   8          7,620      100,000   100,000    100,000    2,957      3,923      5,198    2,063      3,029       4,304
   9          8,799      100,000   100,000    100,000    3,265      4,484      6,160    2,570      3,789       5,465
  10         10,037      100,000   100,000    100,000    3,558      5,061      7,219    3,261      4,765       6,922
  11         11,337      100,000   100,000    100,000    3,854      5,676      8,404    3,656      5,479       8,207
  12         12,702      100,000   100,000    100,000    4,127      6,302      9,701    4,029      6,203       9,602
  13         14,135      100,000   100,000    100,000    4,375      6,937     11,119    4,375      6,937      11,119
  14         15,640      100,000   100,000    100,000    4,596      7,580     12,670    4,596      7,580      12,670
  15         17,220      100,000   100,000    100,000    4,787      8,228     14,369    4,787      8,228      14,369
  16         18,879      100,000   100,000    100,000    4,948      8,883     16,232    4,948      8,883      16,232
  17         20,621      100,000   100,000    100,000    5,069      9,534     18,270    5,069      9,534      18,270
  18         22,450      100,000   100,000    100,000    5,143     10,176     20,499    5,143     10,176      20,499
  19         24,370      100,000   100,000    100,000    5,166     10,803     22,938    5,166     10,803      22,938
  20         26,387      100,000   100,000    100,000    5,131     11,409     25,609    5,131     11,409      25,609
  25         38,086      100,000   100,000    100,000    3,846     13,872     43,500    3,846     13,872      43,500
  30         53,018           **   100,000    123,596       **     14,354     72,618       **     14,354      72,618
  35         72,076           **   100,000    177,234       **      9,914    117,094       **      9,914     117,094
  40         96,398           **        **    251,422       **         **    183,680       **         **     183,680
  45        127,441           **        **    354,524       **         **    280,789       **         **     280,789





---------
 *If premiums are paid more frequently than annually, the above values shown would be affected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION 3: LEVEL DEATH BENEFIT WITH GREATER FUNDING
ILLUSTRATION ASSUMES MAXIMUM CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
SUM INSURED AT ISSUE: $100,000
$760 BASE POLICY TARGET PREMIUM*



                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1            798      100,000   100,000    100,000      191        217        242        0          0           0
   2          1,636      100,000   100,000    100,000      609        680        754        0          0          11
   3          2,516      100,000   100,000    100,000    1,010      1,153      1,307        0         60         214
   4          3,439      100,000   100,000    100,000    1,394      1,634      1,905      301        541         812
   5          4,409      100,000   100,000    100,000    1,758      2,123      2,550      665      1,030       1,457
   6          5,428      100,000   100,000    100,000    2,102      2,619      3,247    1,009      1,526       2,154
   7          6,497      100,000   100,000    100,000    2,424      3,119      3,999    1,332      2,026       2,906
   8          7,620      100,000   100,000    100,000    2,725      3,624      4,810    1,831      2,730       3,916
   9          8,799      100,000   100,000    100,000    3,000      4,131      5,684    2,305      3,435       4,989
  10         10,037      100,000   100,000    100,000    3,252      4,640      6,630    2,956      4,344       6,334
  11         11,337      100,000   100,000    100,000    3,477      5,149      7,650    3,279      4,951       7,452
  12         12,702      100,000   100,000    100,000    3,672      5,654      8,750    3,573      5,555       8,651
  13         14,135      100,000   100,000    100,000    3,837      6,154      9,939    3,837      6,154       9,939
  14         15,640      100,000   100,000    100,000    3,971      6,649     11,224    3,971      6,649      11,224
  15         17,220      100,000   100,000    100,000    4,070      7,133     12,612    4,070      7,133      12,612
  16         18,879      100,000   100,000    100,000    4,133      7,605     14,114    4,133      7,605      14,114
  17         20,621      100,000   100,000    100,000    4,153      8,057     15,737    4,153      8,057      15,737
  18         22,450      100,000   100,000    100,000    4,123      8,483     17,489    4,123      8,483      17,489
  19         24,370      100,000   100,000    100,000    4,041      8,877     19,380    4,041      8,877      19,380
  20         26,387      100,000   100,000    100,000    3,896      9,228     21,421    3,896      9,228      21,421
  25         38,086      100,000   100,000    100,000    2,009     10,042     34,419    2,009     10,042      34,419
  30         53,018           **   100,000    100,000       **      7,972     54,285       **      7,972      54,285
  35         72,076           **        **    128,453       **         **     84,866       **         **      84,866
  40         96,398           **        **    175,741       **         **    128,391       **         **     128,391
  45        127,441           **        **    237,879       **         **    188,404       **         **     188,404





---------
 *If premiums are paid more frequently than annually, the above values shown would be affected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

[LOGO OF JOHN HANCOCK APPEARS HERE]


  POLICIES ISSUED BY JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY JOHN HANCOCK
                       PLACE, BOSTON, MASSACHUSETTS 02117

S8148 5/98

                                    PART II

                          UNDERTAKING TO FILE REPORTS

      Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that Section.

                       REPRESENTATION OF REASONABLENESS

      John Hancock Variable Life Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                     UNDERTAKING REGARDING INDEMNIFICATION

      Pursuant to Section X of JHVLICO's Bylaws and Section 67 of the Massachusetts Business Corporation Law, JHVLICO indemnifies each director, former director, officer, and former officer, and his heirs and legal representatives from liability incurred or imposed in connection with any legal action in which he may be involved by reason of any alleged act or omission as an officer or a director of JHVLICO.

      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

      This Registration Statement comprises the following Papers and Documents:

      The facing sheet.

      Cross-Reference Table.

      The prospectus including eighteen sub-accounts consists of 80 pages and the prospectus including twenty-one subaccounts consists of 81 pages.

      The undertaking regarding indemnification.

      The undertaking to file reports.

      The signatures.

     The following exhibits:

1.A. (1) JHVLICO Board Resolution establishing the separate account included in Post-Effective Amendment No. 2 to this Form S-6 Registration Statement, filed March 5, 1996.

      (2) Not Applicable.

      (3) (a) Form of Distribution Agreement by and among John Hancock Distributors, Inc., John Hancock Mutual Life Insurance Company, and John Hancock Variable Life Insurance Company, incorporated by reference from Pre-Effective Amendment No. 2 to Form S-6 Registration Statement of John Hancock Variable Life Account S (File No. 333-15075) filed April 18, 1997.

          (b) Specimen Variable Contracts Selling Agreement between John Hancock Distributors, Inc., and selling broker-dealers, incorporated by reference from Pre-Effective Amendment No. 2 to Form S-6 Registration Statement of John Hancock Variable Life Account S (File No. 333-15075) filed April 18, 1997.

          (c) Schedule of Sales Commissions included in I. A. (3)(a) above.

      (4) Not Applicable.

      (5) Form of flexible premium variable insurance policy included in the initial registration statement on Form S-6 of this account for flexible premium policies, filed March 18, 1994 (File No. 33-76660).

      (6) Certificate of Incorporation and By-Laws of John Hancock Variable Life Insurance Company included in Post-Effective Amendment No. 2 to this Form S-6 Registration Statement, filed March 5, 1996.

      (7) Not Applicable.

      (8) Not Applicable.

      (9) Not Applicable.

     (10) Form of application for Policy included in Post-Effective Amendment No. 2 to this Form S-6 Registration Statement, filed March 5, 1996.

2. Included as exhibit 1.A (5) above.

3. Opinion and consent of counsel as to securities being registered, included in Pre-Effective Amendment No. 1 to this Form S-6 Registration Statement filed August 30, 1994.

4. Not Applicable.

5. Not Applicable.

6. Opinion and consent of actuary.

7. Consent of independent auditors.

8. Memorandum describing John Hancock's issuance, transfer and redemption procedures for flexible premium policies pursuant to Rule
   6e-3(T)(b)(12)(iii), included in Post-Effective Amendment No. 2 to this Form S-6 Registration Statement, filed March 5, 1996.

9. Power of Attorney for Ronald J. Bocage, incorporated by reference from Form 10-K annual report of John Hancock Variable Life Insurance Company (File No. 33-62895) filed March 28, 1997. Powers of attorney for Tomlinson, D'Alessandro, Shaw, Luddy, Lee, Reitano, Van Leer and Paster included in Post-Effective Amendment No. 2 to this Form S-6 Registration Statement, filed March 5, 1996.

10. Representations, Description and Undertaking pursuant to Rule
    6e-3(T)(b)(13)(iii)(F) under the Investment Company Act of 1940 included in Post-Effective Amendment No. 2 to this Form S-6 Registration Statement, filed March 5, 1996.

11. Representation of Counsel pursuant to Rule 485(b).

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the John Hancock Variable Life Insurance Company has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunder duly authorized, and its seal to be hereunto fixed and attested, all in the City of Boston and Commonwealth of Massachusetts on the 28th day of April, 1998.

                                        JOHN HANCOCK VARIABLE LIFE
                                        INSURANCE COMPANY

[SEAL APPEARS HERE]

                                  By       HENRY D. SHAW
                                           ----------------------
                                           Henry D. Shaw
                                            President



Attest:       RONALD J. BOCAGE
              -------------------------
              Ronald J. Bocage
               Vice President and
               Counsel

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with John Hancock Variable Life Insurance Company and on the dates indicated.

Signatures              Title                                       Date
----------              -----                                       ----




PATRICK F. SMITH
----------------------
Patrick F. Smith        Controller (Principal Accounting Officer
                        and Acting Principal Financial Officer)   April 28, 1998


HENRY D. SHAW
----------------------
Henry D. Shaw           Vice Chairman of the Board
for himself and as      and President(Acting Principal
Attorney-in-Fact        Executive Officer)                        April 28, 1998


      For:  David F. D'Alessandro     Chairman of the Board
            Robert S. Paster          Director
            Thomas J. Lee             Director
            Michele G. Van Leer       Director
            Joseph A. Tomlinson       Director
            Barbara L. Luddy          Director
            Ronald J. Bocage          Director

      Pursuant to the requirements of the Securities Act of 1933, the Registrant, John Hancock Variable Life Account U, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securitles Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto fixed and attested, all in the City of Boston and Commonwealth of Massachusetts on the 28th day of April, 1998.



                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U
                                  (Registrant)

                By John Hancock Variable Life Insurance Company
                                  (Depositor)



[SEAL APPEARS HERE]



                                By         HENRY D. SHAW
                                           -------------
                                           Henry D. Shaw
                                            President



Attest      RONALD J. BOCAGE
            ----------------------
            Ronald J. Bocage
             Vice President and
             Counsel



RAK0113.DOC